UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2011

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 26

Financial Statements page 61

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bonds

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) large-scale asset purchase program, known more technically as “quantitative easing.” Riskier assets were the primary beneficiaries of the program, and high-yield bonds and equity-sensitive convertible bonds posted robust returns in the first half of the reporting period. However, the continued release of weaker-than-expected domestic economic data, combined with Standard & Poor’s downgrade of long-term U.S. debt and ongoing sovereign debt concerns in Europe, weighed on the financial markets. In the final months of the period, investors exited riskier assets, including credit and structured securities, preferring the quality and liquidity of U.S. Treasury securities. The Treasury market received additional support from the latest Fed stimulus program, “Operation Twist.” The program calls for the Fed to purchase long-term Treasuries and sell the same amount of short-term Treasuries in an effort to drive down longer-term interest rates and keep short-term rates at current or higher levels.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Core Plus Bond Fund returned 4.42% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.26% for the period, but it outperformed the 3.53% average return of funds in its peer group, the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

From a sector perspective, the fund’s Treasury allocation was among the largest contributors to return. In particular, we favored longer-term Treasuries, which helped support our overall long duration strategy (price sensitivity to interest rate changes) — a decision that contributed significantly to the fund’s performance. During the second and third quarters of 2011, the

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market’s flight-to-quality sentiment sent U.S. Treasury yields tumbling (and prices rising). The yield decline was greatest among longer-term Treasuries, and the fund’s longer-duration securities benefited. (When yields decline, longer-duration securities and strategies tend to realize greater price appreciation.) In addition, the fund’s allocation to 30-year mortgage-backed securities (MBS) was a contributor to return. Within the MBS sector, we maintained a modest tilt toward higher-coupon issues to boost the fund’s yield. Within the fund’s allocation to investment-grade corporate bonds, security selection within the financial sector contributed favorably to fund performance.

A small, out-of-benchmark allocation to equity-sensitive preferred securities generated a modestly negative contribution to the fund’s return. Performance among these securities mirrored that of the equity markets, which declined sharply in the second half of the period. Out-of-benchmark exposure to high-yield financials and industrials also were among the weakest contributors to the fund’s return, as soft economic data and sovereign-debt concerns in Europe weighed heavily on the markets. Overall, we maintained significant high-yield exposure, focusing on higher-quality credits within the sector. Our goal is to maintain a significant yield advantage in the portfolio, but with less price sensitivity to the high-yield market as a whole. The fund’s holdings in investment-grade corporate bonds in the industrial sector detracted from performance, primarily due to our focus on securities with lower investment-grade quality ratings. The fund’s super senior higher-quality commercial mortgage-backed securities (CMBS) weighed on overall returns, as the CMBS market came under pressure in a risk-averse environment.

In terms of derivatives exposure, we established a 6% short (sell) position in the euro in late spring. We believe the euro is likely to come under additional pressure as European authorities address the sovereign debt problems in peripheral Europe and seek to bolster bank capital. Monetary policy easing also may put downward pressure on euro trading levels. In our view, the euro zone debt problems represent the most likely sources of risk to the fund’s holdings, and this short euro position offers a hedge against the possibility of a pronounced selloff of riskier assets if sovereign debt concerns escalate.

Outlook

We expect to maintain underweight positions in government securities and overweight positions in investment-grade, high-yield and CMBS in the foreseeable future. We believe the portfolio is well positioned for a longer-term U.S. and global market recovery. Our goal is to maintain liquidity, which gives us the flexibility to move in and out of specific markets and sectors.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	4.42%	7.97%	6.08%
With 4.50% Maximum Sales Charge	-0.28	6.98	5.59

Class B (Inception 9/13/93)
NAV	3.60	7.18	5.30
With CDSC[1]	-1.38	6.87	5.30

Class C (Inception 12/30/94)
NAV	3.56	7.16	5.29
With CDSC[1]	2.56	7.16	5.29

Class Y (Inception 12/30/94)
NAV	4.65	8.26	6.42

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	5.26	6.53	5.66
Morningstar Int.-Term Bond Fund Avg.[3]	3.53	5.63	5.10

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	44.9
Aa	5.3
A	10.1
Baa	19.9
Ba	13.3
B	3.2
Caa & Lower	0.0
Not Rated	0.3
Short-Term and Other	3.0

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 9/30/2011
1 year or less	4.5
1-5 years	53.2
5-10 years	29.9
10+ years	12.4
Average Effective Duration	5.9 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.90%	0.90%
B	1.65	1.65
C	1.65	1.65
Y	0.65	0.65

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Int.-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Associate Manager:

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in below investment-grade fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

Market Conditions

Early in the period, strong corporate earnings and positive economic news laid the groundwork for positive returns in the credit sector, while the Federal Reserve Board’s (the Fed) second large-scale asset purchase program — known as quantitative easing or “QE2” helped calm investors. Bumps emerged along the way — namely, political upheaval in the Middle East and North Africa and supply-chain disruptions originating in Japan — but positive economic data helped moderate concerns. A few months later, negative housing, inflation and employment data suggested the U.S. economy was slowing, while the expiration of QE2 in June generated uncertainty. The final months of the period were especially harsh, due to slower-than-expected global economic growth. Standard & Poor’s downgrade of U.S. debt and persistent fears of a euro zone default further roiled markets. Market liquidity tightened, and a flight to perceived safety pushed U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles High Income Fund returned -3.30% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 1.78% for the period. The fund also underperformed the 0.77% average return of funds in its peer group, the Morningstar High Yield Bond category.

Explanation of Fund Performance

The fund’s duration (price sensitivity to interest rate changes) strategy contributed positively to performance for the period. Specifically, a longer-than-benchmark duration enhanced performance as interest rates fell throughout the period. (When interest rates fall, funds with longer duration strategies tend to experience greater price appreciation.) Below-investment-grade mortgage-backed securities also contributed positively.

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High-yield industrial issues were significant performance detractors, hurt by the flight to quality, with names in the communications, consumer cyclical, basic industry and consumer non-cyclical industries suffering most. Certain high-yield financial holdings also hampered results. Out-of-benchmark allocations to equities, preferred securities and equity-sensitive convertibles hurt return relative to the benchmark when the equity market sold off late in the period. An out-of-benchmark allocation to non-U.S.-dollar securities also hindered results. Poor returns from issues denominated in the Mexican peso, euro, Brazilian real, South Korean won and Canadian dollar muted gains from certain issues denominated in the Philippine peso, Colombian peso and Australian dollar.

In terms of derivatives, hedging strategies helped offset downside risk on the fund’s non-U.S.-dollar-denominated securities in the euro zone. Overall, the strategies were successful and benefited performance.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the U.S. and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform and the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the U.S. will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years	Since Class Y Inception[5]

Class A (Inception 2/22/84)
NAV	-3.30%	4.78%	6.39%	—
With 4.50% Maximum Sales Charge	-7.63	3.82	5.89	—

Class B (Inception 9/20/93)
NAV	-4.04	3.97	5.58	—
With CDSC[1]	-8.58	3.66	5.58	—

Class C (Inception 3/2/98)
NAV	-4.02	4.03	5.59	—
With CDSC[1]	-4.93	4.03	5.59	—

Class Y (Inception 2/29/08)
NAV	-2.86	—	—	5.28%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index[2]	1.78	7.08	8.78	9.02
Morningstar High Yield Bond Fund Avg.[3]	0.77	4.74	6.93	6.02

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	5.5
Aa	3.5
A	8.1
Baa	7.2
Ba	24.9
B	30.7
Caa & Lower	9.1
Not Rated	4.6
Short-Term and Other	6.4

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	8.5
1-5 years	22.4
5-10 years	31.2
10+ years	37.9
Average Effective Maturity	11.3 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.20%	1.15%
B	1.94	1.90
C	1.95	1.90
Y	0.93	0.90

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

High volatility stemming from the U.S. debt downgrade, euro policymakers’ continual piecemeal approach to combat the ongoing debt crisis in Europe and outflows from emerging markets led to market uncertainty and deteriorating sentiment in the final months of the reporting period. Several asset categories that held up well for a majority of the period also succumbed to sellers in late August, including emerging market corporate debt and non-Japan Asian currencies. Credit spreads (the difference in yields between Treasury and non-Treasury securities of similar maturity) slowly widened during the summer and accelerated in early August, as a flight to quality pushed government bond yields lower in the United States and Germany.

Through the end of spring 2011, the U.S. dollar and Japanese yen underperformed other developed and emerging market currencies. This trend changed during the summer selloff, and the dollar and yen appreciated. In addition, a selloff in commodity prices led to the depreciation of currencies in Australia, Canada and Norway.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles International Bond Fund returned 2.70% at net asset value. The fund underperformed its benchmark, the Barclays Capital Global Aggregate, ex-USD Bond Index, which returned 3.33% for the period. The fund outperformed the 1.45% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

Country allocation was a chief source of fund performance. In particular, the fund’s underweight positions in European and Japanese local markets aided the 12-month return. In addition, due to strong performance from U.S. Treasury markets, security selection in this sector boosted returns. In addition, our overall preference for higher-quality securities had a

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positive impact on the fund’s return. From a currency perspective, an underweight position in the Australian dollar, the Canadian dollar and the euro were positive influences on performance.

By contrast, an underweight in the Japanese yen detracted from performance, given the strong positive returns the yen generated during the period. In addition, as bond yields fell, the fund’s relatively short duration (price sensitivity to interest rate changes) in the euro-denominated Treasury market dragged down performance. (When yields decline, longer duration strategies tend to realize greater price appreciation.) In addition, an overweight in corporate bonds was a performance detractor. Spreads widened during the period, and the corporate sector’s contribution to return was slightly negative.

To better align the currency exposure of specific holdings, we traded foreign currency contracts throughout the 12-month period. These derivative securities are regular components of the fund’s currency strategy.

Outlook

In the euro zone, we continue to closely monitor the mounting sovereign debt problems and the steps European policymakers will take next to stanch the crisis. Sovereign risk fears have extended to Italy, Europe’s largest bond market, while a likely default in Greece continues to fuel investors’ flight-to-quality sentiment. We will also maintain a watchful eye on the Chinese economy, as a significant deceleration in its growth could have negative implications for the global economic recovery. We intend to marginally increase the fund’s risk exposure via specific credit purchases, as illiquidity and forced selling are generating price discrepancies in bonds we believe are desirable.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	2.70%	5.93%
With 4.50% Maximum Sales Charge	-1.96	4.61

Class C (Inception 2/1/08)
NAV	1.87	5.10
With CDSC[1]	0.90	5.10

Class Y (Inception 2/1/08)
NAV	3.06	6.17

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index[2]	3.33	4.94
Morningstar World Bond Fund Avg.[3]	1.45	4.94

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	31.9
Aa	36.7
A	11.7
Baa	8.6
Ba	6.2
B	1.9
Caa & Lower	0.0
Not Rated	0.0
Short-Term and Other	3.0

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	3.1
1-5 years	37.1
5-10 years	39.9
10+ years	19.9
Average Effective Maturity	7.4 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.49%	1.10%
C	2.24	1.85
Y	1.23	0.85

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

Market Conditions

Projections in late 2010 for strong global growth in 2011 were frequently pared back, as negative news outweighed upbeat reports. Then in the first quarter of 2011, an earthquake, tsunami and partial nuclear reactor meltdown in Japan disrupted auto and technology sector supply chains worldwide, as the country dealt with catastrophic losses of life, property and productivity. This, coupled with political upheaval in the Middle East, caused a flight to quality and spikes in oil prices. Domestically, orderly political dissatisfaction emerged, as the United States approached its debt ceiling and Congress reached a last-minute agreement to raise the limit. This controversial process was followed by Standard & Poor’s downgrade of the United States’ long-term credit rating. Despite the downgrade, investors worldwide sought the safety of U.S. Treasuries, fueling a historic rally in the asset class that indicated U.S. debt remains the world’s choice for safe-haven assets.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 1.71% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 2.16% for the period. It outperformed the 1.46% average return of funds in its peer group, the Morningstar Short Government category.

Explanation of Fund Performance

Relative to the benchmark, the fund’s significant overweight in agency mortgage-backed securities (MBS) contributed strongly to its 12-month return. In particular, we were able to identify bonds with favorable prepayment profiles and relative yield advantages. Security selection within asset-backed securities (ABS) also bolstered returns, as the ABS sector remained liquid when other sectors were not amid periods of high market volatility. In addition, specific security selection within commercial mortgage-backed securities

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(CMBS) was among the top contributors to return, due to our emphasis on the most senior securities.

In the period’s declining yield environment, our short duration strategy detracted from results. Duration is a measure of price sensitivity to interest rate changes. When interest rates decline, longer-duration securities and strategies tend to experience greater price appreciation. While individual securities within the fund’s CMBS allocation were positive, an overweight position in the sector hampered performance relative to the benchmark due to the benchmark’s significant Treasury holdings. Despite their yield advantage, CMBS were unable to keep pace with Treasuries during the flight to quality late in the period.

Outlook

We expect the Federal Reserve Board to maintain its current interest rate policy well into 2012. In the intermediate term, we expect a gradual increase in market interest rates, as measured economic growth persists.

We are maintaining overweight positions in CMBS and ABS. While we expect fundamental weakness to persist in the mortgage and consumer loan markets, we believe the securities we hold continue to offer compelling risk-adjusted returns. We expect the fund’s government-sponsored enterprise (GSE) mortgage positions to benefit from a relatively stable interest rate environment. We will continue to look for opportunities to take advantage of a flattening yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) and will focus on income, rather than price appreciation. We believe GSEs will continue to offer modest yield advantages with strong credit quality.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.71%	5.08%	4.03%
With 3.00% Maximum Sales Charge	-1.32	4.45	3.71

Class B (Inception 9/27/93)
NAV	1.04	4.31	3.28
With CDSC[1]	-3.90	3.97	3.28

Class C (Inception 12/30/94)
NAV	0.96	4.31	3.29
With CDSC[1]	-0.03	4.31	3.29

Class Y (Inception 3/31/94)
NAV	2.05	5.37	4.32

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index[2]	2.16	4.87	4.05
Morningstar Short Gov’t Fund Avg.[3]	1.46	3.91	3.24

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/2011
Hybrid ARMs	20.7
Mortgage Related	17.5
Treasuries	16.3
Commercial Mortgage-Backed Securities	14.0
Collateralized Mortgage Obligations	11.1
Government Owned - No Guarantee	10.2
ABS Car Loan	1.8
ABS Credit Card	0.6
Government Guaranteed	0.5
ABS Student Loan	0.2
Government Sponsored	0.2
ABS Home Equity	0.2
Short-Term and Other	6.7

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	19.6
1-5 years	62.7
5-10 years	17.7
Average Effective Maturity	3.0 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.85%
B	1.72	1.60
C	1.72	1.60
Y	0.71	0.60

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Gov’t Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,032.70	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class B
Actual	$1,000.00	$1,028.70	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class C
Actual	$1,000.00	$1,028.90	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class Y
Actual	$1,000.00	$1,033.80	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$3.09

*	Expenses are equal to the Fund’s annualized expense ratio: 0.87%, 1.62%, 1.62% and 0.61% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$893.40	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$890.20	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$892.00	$9.01
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$896.30	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 1.90% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,007.00	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,002.60	$9.29
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,008.40	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,011.90	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class B
Actual	$1,000.00	$1,008.10	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09
Class C
Actual	$1,000.00	$1,008.20	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09
Class Y
Actual	$1,000.00	$1,013.20	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser ( the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

21  |

showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for

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certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) the Fund had a limited operating history.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2010, all of the Funds in this report have expense caps in place. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the

23  |

Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of

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brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.7% of Net Assets
	ABS Car Loan — 2.2%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,325,483
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	573,852
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	780,764
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,406,085
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,281,606
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,325,708
388,677	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	410,397
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,804,662
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	818,962

		11,727,519

	ABS Credit Card — 0.4%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,672,191
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	538,448

		2,210,639

	ABS Home Equity — 0.6%
603,844	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	568,429
2,470,692	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	2,478,010

		3,046,439

	ABS Other — 0.3%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,623,904

	Aerospace & Defense — 0.7%
1,590,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,677,450
2,205,000	Oshkosh Corp., 8.250%, 3/01/2017	2,138,850

		3,816,300

	Airlines — 0.2%
1,235,000	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 1/12/2021	1,185,600

	Automotive — 2.7%
4,580,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	4,423,895
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	513,017
1,070,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	1,114,199

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	$924,103
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,921,500
660,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	720,199
1,745,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018, 144A	1,710,100
1,480,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	1,472,175
1,155,000	Lear Corp., 7.875%, 3/15/2018	1,189,650

		13,988,838

	Banking — 3.9%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,549,822
605,000	Citigroup, Inc., 6.125%, 5/15/2018	648,925
2,910,000	Citigroup, Inc., 6.500%, 8/19/2013	3,062,181
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	632,762
2,265,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,071,893
1,880,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	2,093,628
2,765,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,765,993
960,000	Morgan Stanley, 4.750%, 4/01/2014	912,306
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,006,919
3,420,000	Morgan Stanley, 5.750%, 1/25/2021	3,146,629
2,390,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	2,340,083

		20,231,141

	Building Materials — 0.9%
1,915,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,984,170
1,480,000	USG Corp., 6.300%, 11/15/2016	1,084,100
1,545,000	Vulcan Materials Co., 6.500%, 12/01/2016	1,424,128

		4,492,398

	Chemicals — 1.2%
2,265,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	2,066,812
2,060,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	2,599,180
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,436,310

		6,102,302

	Collateralized Mortgage Obligations — 0.4%
1,628,660	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.461%, 4/20/2035(b)	1,146,412
797,544	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.755%, 2/25/2037(b)	715,216

		1,861,628

	Commercial Mortgage-Backed Securities — 11.0%
794,982	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	805,809
2,680,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,799,043
405,865	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	405,265

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,810,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	$3,930,388
975,168	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.663%, 6/11/2040(b)	995,032
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.697%, 12/10/2049(b)	743,285
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.072%, 12/10/2049(b)	1,089,399
264,142	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	263,856
1,895,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,953,368
5,060,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(b)	5,269,403
1,155,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	1,230,554
1,835,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	1,944,428
1,168,813	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,172,960
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.877%, 7/10/2038(b)	457,607
3,820,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,965,515
3,319,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	3,523,022
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,204,706
3,625,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	3,766,067
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.878%, 4/15/2045(b)	1,511,379
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,097,830
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,752,277
1,027,565	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,033,048
1,920,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,971,806
1,540,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,579,902
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,037,475
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.641%, 6/11/2042(b)	340,722
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.279%, 1/11/2043(b)	1,358,777
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,204,583

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,090,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	$3,149,999

		57,557,505

	Consumer Cyclical Services — 0.4%
370,000	Expedia, Inc., 5.950%, 8/15/2020	371,788
1,475,000	Service Corp. International, 7.000%, 5/15/2019	1,489,750

		1,861,538

	Consumer Products — 0.7%
3,840,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,857,994

	Diversified Manufacturing — 0.8%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,335,221
770,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	689,150
2,320,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	2,169,200

		4,193,571

	Electric — 1.1%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	220,913
1,440,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	1,533,600
1,115,000	Enersis S.A., 7.375%, 1/15/2014	1,215,013
720,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018, 144A	658,800
1,845,000	TransAlta Corp., 4.750%, 1/15/2015	1,959,951

		5,588,277

	Energy Equipment & Services — 0.5%
2,475,000	Nabors Industries, Inc., 4.625%, 9/15/2021, 144A	2,429,727

	Food & Beverage — 0.8%
760,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	825,456
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,484,091
775,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	755,625
1,068,000	Smithfield Foods, Inc., 10.000%, 7/15/2014	1,212,180

		4,277,352

	Government Owned - No Guarantee — 1.7%
2,440,000	Korea Development Bank, 4.000%, 9/09/2016	2,413,284
1,495,000	Petrobras International Finance Co., 6.750%, 1/27/2041	1,547,325
2,535,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,674,425
1,860,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	2,264,550

		8,899,584

	Healthcare — 0.9%
2,420,000	HCA, Inc., 7.500%, 2/15/2022	2,232,450
575,000	HCA, Inc., 7.500%, 12/15/2023	517,500
670,000	Medco Health Solutions, 7.250%, 8/15/2013	733,225
960,000	Omnicare, Inc., 7.750%, 6/01/2020	979,200

		4,462,375

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — 0.1%
$447,783	FHLMC, 6.017%, 11/01/2036(b)	$483,331
240,938	FNMA, 5.932%, 2/01/2037(b)	257,460

		740,791

	Independent Energy — 1.4%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,706,326
1,865,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,092,202
1,655,000	Denbury Resources, Inc., 6.375%, 8/15/2021	1,605,350
1,680,000	Newfield Exploration Co., 5.750%, 1/30/2022	1,661,100
415,000	SM Energy Co., 6.625%, 2/15/2019, 144A	412,925

		7,477,903

	Industrial Other — 1.0%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,373,600
1,865,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	2,002,688
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,736,426

		5,112,714

	Media Cable — 0.8%
1,175,000	Cablevision Systems Corp., 7.750%, 4/15/2018	1,186,750
1,060,000	Cablevision Systems Corp., 8.000%, 4/15/2020	1,078,550
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	453,978
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,665,459

		4,384,737

	Media Non-Cable — 0.7%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,378,437
955,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	990,813
1,310,000	RR Donnelley & Sons Co., 7.250%, 5/15/2018	1,183,912

		3,553,162

	Metals & Mining — 0.9%
1,225,000	Alcoa, Inc., 6.150%, 8/15/2020	1,240,902
525,000	APERAM, 7.375%, 4/01/2016, 144A	462,000
2,390,000	ArcelorMittal, 6.750%, 3/01/2041	2,065,447
400,000	United States Steel Corp., 6.650%, 6/01/2037	308,000
555,000	United States Steel Corp., 7.375%, 4/01/2020	499,500

		4,575,849

	Mortgage Related — 17.2%
10,682,085	FHLMC, 4.000%, with various maturities from 2019 to 2041(c)	11,201,164
11,194,437	FHLMC, 4.500%, with various maturities from 2034 to 2041(c)	11,857,902
8,986,428	FHLMC, 5.000%, with various maturities from 2018 to 2040(c)	9,660,553
15,284,617	FHLMC, 5.500%, with various maturities from 2018 to 2040(c)	16,586,764
83,384	FHLMC, 6.000%, 6/01/2035	92,444
321,100	FNMA, 4.000%, 6/01/2019	341,702
9,689,196	FNMA, 4.500%, with various maturities from 2039 to 2041(c)	10,301,805
2,336,588	FNMA, 5.000%, 8/01/2039	2,516,164
16,346,937	FNMA, 5.500%, with various maturities from 2018 to 2039(c)	17,790,090
3,427,926	FNMA, 6.000%, with various maturities from 2016 to 2039(c)	3,804,871

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$191,862	FNMA, 6.500%, with various maturities from 2029 to 2036(c)	$215,920
112,655	FNMA, 7.000%, with various maturities in 2030(c)	129,768
129,580	FNMA, 7.500%, with various maturities from 2024 to 2032(c)	151,481
701,555	GNMA, 5.000%, 4/15/2038	771,211
2,934,299	GNMA, 5.500%, with various maturities from 2038 to 2039(c)	3,244,329
431,178	GNMA, 6.000%, with various maturities from 2029 to 2038(c)	482,399
285,024	GNMA, 6.500%, with various maturities from 2028 to 2032(c)	329,611
177,969	GNMA, 7.000%, with various maturities from 2025 to 2029(c)	206,148
64,350	GNMA, 7.500%, with various maturities from 2025 to 2030(c)	75,071
29,289	GNMA, 8.000%, 11/15/2029	34,773
73,666	GNMA, 8.500%, with various maturities from 2017 to 2023(c)	83,022
12,251	GNMA, 9.000%, with various maturities in 2016(c)	12,743
21,171	GNMA, 11.500%, with various maturities from 2013 to 2015(c)	21,358

		89,911,293

	Non-Captive Consumer — 1.4%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	756,699
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	313,600
4,370,000	SLM Corp., MTN, 6.250%, 1/25/2016	4,289,303
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	342,607
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	27,977
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	105,460
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,002
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	34,445
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	334,444
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,180,591

		7,440,128

	Non-Captive Diversified — 3.7%
1,740,000	Ally Financial, Inc., 6.250%, 12/01/2017	1,515,731
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,062,652
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,452,100
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,193,186
6,045,000	General Electric Capital Corp., 2.250%, 11/09/2015	5,975,313
1,595,000	General Electric Capital Corp., 5.300%, 2/11/2021	1,654,655
3,080,000	International Lease Finance Corp., 5.750%, 5/15/2016	2,737,547
670,000	International Lease Finance Corp., 6.250%, 5/15/2019	582,359
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	199,363
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	39,350
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	192,000
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	769,825

		19,374,081

	Oil Field Services — 2.3%
2,665,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,668,198
2,290,000	Parker Drilling Co., 9.125%, 4/01/2018	2,312,900
1,780,000	Rowan Cos., Inc., 5.000%, 9/01/2017	1,844,493

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$4,805,000	Transocean, Inc., 4.950%, 11/15/2015	$5,060,419

		11,886,010

	Packaging — 0.2%
1,145,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.875%, 8/15/2019, 144A	1,104,925

	Paper — 1.3%
1,595,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	1,603,482
1,410,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	1,573,240
1,860,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	2,150,904
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	862,878
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	455,557

		6,646,061

	Pharmaceuticals — 0.7%
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	552,750
2,810,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	2,543,050
525,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	460,687

		3,556,487

	Pipelines — 1.6%
3,895,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	3,641,112
3,190,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,158,100
1,255,000	ONEOK Partners LP, 8.625%, 3/01/2019	1,616,521

		8,415,733

	Property & Casualty Insurance — 0.7%
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,194,404
1,775,000	Willis North America, Inc., 6.200%, 3/28/2017	1,938,277
555,000	Willis North America, Inc., 7.000%, 9/29/2019	642,028

		3,774,709

	Railroads — 0.1%
555,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/2041	588,899

	Refining — 0.6%
2,670,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.875%, 4/01/2017, 144A	2,977,050

	Sovereigns — 4.6%
2,583,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	20,703,969
3,018,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	3,410,340

		24,114,309

	Supranational — 0.1%
6,990,000	International Bank for Reconstruction & Development, 6.500%, 9/11/2013, (MXN)	526,577

	Technology — 2.1%
2,535,000	Amphenol Corp., 4.750%, 11/15/2014	2,687,607
1,405,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	1,429,588
495,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	505,519
1,425,000	Equifax, Inc., 7.000%, 7/01/2037	1,682,597

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$2,615,000	Fiserv, Inc., 3.125%, 10/01/2015	$2,661,918
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	82,064
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	398,153
985,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,055,393
279,000	Xerox Corp., 5.500%, 5/15/2012	286,724

		10,789,563

	Textile — 0.4%
475,000	Hanesbrands, Inc., 6.375%, 12/15/2020	460,750
1,715,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,813,613

		2,274,363

	Tobacco — 0.7%
3,020,000	Reynolds American, Inc., 7.250%, 6/15/2037	3,390,823

	Transportation Services — 0.1%
585,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	640,773

	Treasuries — 15.3%
8,640,000	U.S. Treasury Bond, 3.750%, 8/15/2041	10,058,861
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,603,984
3,005,000	U.S. Treasury Bond, 4.375%, 5/15/2040	3,868,006
2,290,000	U.S. Treasury Bond, 4.375%, 5/15/2041	2,958,405
1,665,000	U.S. Treasury Bond, 4.750%, 2/15/2041	2,275,066
1,020,000	U.S. Treasury Bond, 5.375%, 2/15/2031	1,434,853
660,000	U.S. Treasury Note, 2.250%, 7/31/2018	696,506
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020	14,490,031
3,685,000	U.S. Treasury Note, 3.125%, 1/31/2017	4,082,287
8,975,000	U.S. Treasury Note, 3.125%, 5/15/2021	9,961,532
5,275,000	U.S. Treasury Note, 3.625%, 8/15/2019	6,074,490
16,690,000	U.S. Treasury Note, 3.625%, 2/15/2021(d)	19,280,856

		79,784,877

	Wireless — 3.1%
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,134,548
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	2,784,975
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	14,063
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,475
895,000	NII Capital Corp., 7.625%, 4/01/2021	888,287
2,325,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	2,819,800
5,635,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,212,162
1,959,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	1,861,050
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	106,000
2,335,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	2,475,100

		16,305,460

	Wirelines — 4.2%
3,610,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	3,032,400
2,445,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	2,237,175
4,778,000	Embarq Corp., 7.995%, 6/01/2036	4,483,169

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$2,175,000	Frontier Communications Corp., 7.875%, 4/15/2015	$2,180,437
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,362,375
450,000	Frontier Communications Corp., 8.250%, 4/15/2017	436,500
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	353,788
1,745,000	Qwest Corp., 6.750%, 12/01/2021	1,705,737
775,000	Qwest Corp., 8.875%, 3/15/2012	801,156
5,290,000	Windstream Corp., 7.500%, 4/01/2023	4,932,925
515,000	Windstream Corp., 8.125%, 9/01/2018	518,863

		22,044,525

	Total Bonds and Notes (Identified Cost $491,578,694)	504,806,433

Shares
Preferred Stocks — 0.3%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	231,916

	Non-Captive Diversified — 0.3%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,189,776
532	Ally Financial, Inc., Series G, 7.000%, 144A	319,200

		1,508,976

	Total Preferred Stocks (Identified Cost $2,068,801)	1,740,892

Principal Amount (‡)
Short-Term Investments — 3.5%
$18,140,121	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $18,140,121 on 10/03/2011 collateralized by $18,480,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $18,503,261 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,140,121)	18,140,121

	Total Investments — 100.5% (Identified Cost $511,787,616)(a)	524,687,446
	Other assets less liabilities — (0.5)%	(2,784,830)

	Net Assets — 100.0%	$521,902,616

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

(a)	Federal Tax Information:

At September 30, 2011, the net unrealized appreciation on investments based on a cost of $512,605,572 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,061,671
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,979,797)

	Net unrealized appreciation	$12,081,874

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $62,500,617 or 12.0% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

MXN	Mexican Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2011	Euro	20,475,000	$27,422,369	$628,790

1 Counterparty is Credit Suisse.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Mortgage Related	17.2%
Treasuries	15.3
Commercial Mortgage-Backed Securities	11.0
Sovereigns	4.6
Wirelines	4.2
Non-Captive Diversified	4.0
Banking	3.9
Wireless	3.1
Automotive	2.7
Oil Field Services	2.3
ABS Car Loan	2.2
Technology	2.1
Other Investments, less than 2% each	24.4
Short-Term Investments	3.5

Total Investments	100.5
Other assets less liabilities (including open forward foreign currency contracts)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.6% of Net Assets
Non-Convertible Bonds — 68.5%
	ABS Car Loan — 0.3%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$356,359

	ABS Home Equity — 2.2%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.685%, 1/25/2036(b)	118,119
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.735%, 9/25/2035(b)	284,213
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.935%, 9/25/2033(b)	351,264
146,779	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.505%, 4/25/2035(b)	83,274
576,797	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.305%, 12/25/2046(b)	241,150
87,200	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.039%, 12/25/2034(b)	59,699
479,962	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	397,933
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.755%, 3/25/2035(b)	128,264
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.685%, 6/25/2035(b)	179,032
158,504	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.789%, 5/25/2036(b)	128,829
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.735%, 7/25/2035(b)	339,173
199,738	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.885%, 12/26/2034(b)	148,154
154,288	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 1.002%, 4/25/2047(b)	102,632

		2,561,736

	Airlines — 0.3%
28,291	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	27,442
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	194,477
175,149	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	162,888

		384,807

	Banking — 3.7%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,881,308
12,176,250,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	1,358,365
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	863,169
200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	173,655

		4,276,497

	Building Materials — 3.0%
50,000	Masco Corp., 6.500%, 8/15/2032	44,284
345,000	Masco Corp., 7.750%, 8/01/2029	338,424

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	$762,613
2,955,000	USG Corp., 6.300%, 11/15/2016	2,164,537
100,000	USG Corp., 8.375%, 10/15/2018, 144A	83,500
75,000	USG Corp., 9.750%, 1/15/2018	60,281

		3,453,639

	Chemicals — 1.1%
1,085,000	Hercules, Inc., 6.500%, 6/30/2029	802,900
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	496,400

		1,299,300

	Collateralized Mortgage Obligations — 5.0%
360,538	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.495%, 1/25/2036(b)	206,600
163,940	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.298%, 10/25/2034(b)	120,251
370,263	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.037%, 9/25/2045(b)	286,756
403,710	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.375%, 3/25/2046(b)	240,336
84,393	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.883%, 2/25/2035(b)	70,729
225,061	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.585%, 9/25/2035(b)	134,133
325,218	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.740%, 11/25/2035(b)	285,871
640,720	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.535%, 7/25/2035(b)	390,189
191,694	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.730%, 4/25/2035(b)	139,029
335,882	Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 1A1, 5.433%, 2/25/2036(b)	215,313
601,400	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.735%, 1/25/2036(b)	343,675
647,266	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.355%, 7/25/2037(b)(d)	257,100
536,606	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.435%, 10/25/2046(b)	325,353
407,383	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.612%, 3/25/2035(b)	252,603
279,409	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.612%, 3/25/2035(b)	232,803
699,913	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.395%, 1/25/2047(b)	378,914
671,186	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	418,039
694,767	Residential Accredit Loans, Inc., Series 2006-QO7, Class 1A1, 1.042%, 9/25/2046(b)	282,494
633,946	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	399,389
282,975	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 0.441%, 6/20/2036(b)	196,167

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$497,519	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.202%, 8/25/2046(b)	$224,663
689,135	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.475%, 1/25/2047(b)	252,797

		5,653,204

	Commercial Mortgage-Backed Securities — 1.5%
537,887	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.867%, 6/19/2035(b)	454,334
1,690,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.790%, 8/10/2045(b)	1,229,697

		1,684,031

	Consumer Cyclical Services — 0.7%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	843,525

	Consumer Products — 0.2%
275,000	Visant Corp., 10.000%, 10/01/2017	254,375

	Electric — 2.2%
20,078	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	20,580
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	219,375
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	100,800
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	493,075
1,055,000	Edison Mission Energy, 7.625%, 5/15/2027	580,250
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(e)	50,400
515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	412,000
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	119,925
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	385,700
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	136,900

		2,519,005

	Food & Beverage — 0.6%
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	252,000
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	448,000

		700,000

	Gaming — 1.1%
2,045,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	1,216,775

	Government Owned — No Guarantee — 1.2%
900,000	DP World Ltd., 6.850%, 7/02/2037, 144A	819,000
4,800,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	510,908

		1,329,908

	Healthcare — 3.4%
1,185,000	CDRT Merger Sub, Inc., 8.125%, 6/01/2019, 144A	1,096,125
35,000	HCA, Inc., 7.050%, 12/01/2027	29,225
630,000	HCA, Inc., 7.500%, 12/15/2023	567,000
465,000	HCA, Inc., 7.690%, 6/15/2025	418,500
480,000	HCA, Inc., 8.360%, 4/15/2024	459,600

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$750,000	HCA, Inc., MTN, 7.580%, 9/15/2025	$671,250
345,000	HCA, Inc., MTN, 7.750%, 7/15/2036	298,425
425,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	324,594

		3,864,719

	Home Construction — 5.8%
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	228,750
2,580,000	KB Home, 7.250%, 6/15/2018	2,025,300
1,850,000	Lennar Corp., 6.950%, 6/01/2018	1,646,500
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,100,450
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	344,025
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	304,000

		6,649,025

	Hybrid ARMs — 0.2%
414,610	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.030%, 4/25/2035(b)	183,368

	Independent Energy — 0.5%
785,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	604,450

	Life Insurance — 0.7%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	758,950

	Lodging — 0.2%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	169,200

	Media Non-Cable — 0.6%
180,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	160,200
645,000	Intelsat S.A., 11.250%, 2/04/2017	559,537

		719,737

	Metals & Mining — 0.7%
780,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	604,500
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	30,975
190,000	United States Steel Corp., 6.650%, 6/01/2037	146,300

		781,775

	Non-Captive Consumer — 3.5%
1,290,000	Residential Capital LLC, 9.625%, 5/15/2015	999,750
715,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	569,351
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,401,600
1,400,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,008,000

		3,978,701

	Non-Captive Diversified — 0.1%
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	61,600
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,900
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	13,013

		82,513

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.2%
$200,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	$179,000

	Packaging — 0.2%
300,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021, 144A	237,000

	Refining — 0.5%
745,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	603,450

	Retailers — 1.4%
385,000	Dillard’s, Inc., 7.750%, 7/15/2026	365,750
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	189,625
1,285,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,092,250

		1,647,625

	Sovereigns — 3.2%
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,406,371
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,256,482

		3,662,853

	Supermarkets — 1.4%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	783,100
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	510,825

		1,561,675

	Supranational — 3.2%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,077,835
24,630,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	1,983,850
700,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	604,423

		3,666,108

	Technology — 3.1%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	904,700
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,601,900
1,040,000	First Data Corp., 8.250%, 1/15/2021, 144A	821,600
225,000	Syniverse Holdings, Inc., 9.125%, 1/15/2019	220,500

		3,548,700

	Textile — 1.6%
2,550,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	1,797,750

	Transportation Services — 0.5%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	176,000
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	427,200

		603,200

	Treasuries — 7.1%
2,380,000	Canadian Government Bond, 1.750%, 3/01/2013, (CAD)(f)	2,299,281
60,199	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	23,881
55,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	22,997

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	$27,508
2,240,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	945,628
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	169,737
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	413,536
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,031,661
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	218,982
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	2,598,422
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	38,739
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	316,181

		8,106,553

	Wireless — 3.6%
1,595,000	Clearwire Communications LLC/Clearwire Finance Inc., 12.000%, 12/01/2015, 144A	1,351,762
3,736,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,792,660
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	17,375

		4,161,797

	Wirelines — 3.7%
120,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	100,800
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	567,000
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	98,150
665,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	590,187
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	515,763
1,910,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,759,587
320,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	316,000
50,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	43,542
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	249,528
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	20,452
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	12,833

		4,273,842

	Total Non-Convertible Bonds (Identified Cost $86,720,296)	78,375,152

Convertible Bonds — 16.1%
	Airlines — 0.1%
125,000	AMR Corp., 6.250%, 10/15/2014	73,906

	Automotive — 2.7%
1,165,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	793,656
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,285,800

		3,079,456

	Diversified Manufacturing — 2.0%
1,230,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	1,107,000
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,190,844

		2,297,844

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — 1.8%
$1,560,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(g)	$1,460,550
35,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2016), 12/15/2037(g)	36,181
515,000	Omnicare, Inc., 3.750%, 12/15/2025	576,157

		2,072,888

	Home Construction — 0.1%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	65,625

	Independent Energy — 1.1%
1,300,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,238,250

	Metals & Mining — 0.3%
210,000	Peabody Energy Corp., 4.750%, 12/15/2066	217,350
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	169,744

		387,094

	Pharmaceuticals — 0.9%
895,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,027,013

	Technology — 7.0%
15,000	Ciena Corp., 0.250%, 5/01/2013	14,306
4,155,000	Ciena Corp., 0.875%, 6/15/2017	3,033,150
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	128,506
40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	38,350
3,925,000	Intel Corp., 2.950%, 12/15/2035	3,978,969
595,000	Micron Technology, Inc., 1.875%, 6/01/2014	555,581
225,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	172,125
80,000	SanDisk Corp., 1.500%, 8/15/2017	83,500

		8,004,487

	Textile — 0.1%
150,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	139,875

	Total Convertible Bonds (Identified Cost $18,267,574)	18,386,438

	Total Bonds and Notes (Identified Cost $104,987,870)	96,761,590

Senior Loans — 0.7%
	Media Non-Cable — 0.2%
343,538	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	149,954
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(h)(i)	116,067

		266,021

	Wireless — 0.0%
17,815	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(b)(j)	17,743

	Wirelines — 0.5%
370,146	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	290,565

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(b)	$260,000

		550,565

	Total Senior Loans (Identified Cost $1,314,727)	834,329

Shares
Preferred Stocks — 5.5%
Convertible Preferred Stocks — 4.3%
	Automotive — 1.3%
41,200	General Motors Co., Series B, 4.750%	1,445,296
1,000	Goodyear Tire & Rubber Co. (The), 5.875%	38,950

		1,484,246

	Banking — 0.0%
25	Bank of America Corp., Series L, 7.250%	19,150

	Construction Machinery — 0.1%
3,500	United Rentals Trust I, 6.500%	140,000

	Consumer Products — 2.1%
55,115	Newell Financial Trust I, 5.250%	2,314,830

	Pipelines — 0.8%
20,675	El Paso Energy Capital Trust I, 4.750%	924,586

	Total Convertible Preferred Stocks (Identified Cost $5,263,316)	4,882,812

Non-Convertible Preferred Stock — 1.2%
	Non-Captive Diversified — 1.2%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500% (Identified Cost $2,043,470)	1,374,798

	Total Preferred Stocks (Identified Cost $7,306,786)	6,257,610

Common Stocks — 2.8%
	Automobiles — 0.5%
53,720	Ford Motor Co.(e)	519,472

	Chemicals — 0.0%
1,087	Ashland, Inc.	47,980

	Diversified Telecommunication Services — 0.1%
14,623	FairPoint Communications, Inc.(e)	62,879
593	Hawaiian Telcom Holdco, Inc.(e)	8,266

		71,145

	Household Durables — 0.2%
46,500	KB Home	272,490

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

	Media — 0.0%
388	Dex One Corp.(e)	$218
1,835	SuperMedia, Inc.(e)	2,844

		3,062

	Oil, Gas & Consumable Fuels — 0.5%
35,176	El Paso Corp.	614,877

	Pharmaceuticals — 1.5%
6,875	Merck & Co., Inc.	224,881
39,928	Valeant Pharmaceuticals International, Inc.	1,482,128

		1,707,009

	Total Common Stocks (Identified Cost $3,156,125)	3,236,035

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(e)(k) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 3.4%
$15,673	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $15,673 on 10/03/2011 collateralized by $20,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $20,459 including accrued interest (Note 2 of Notes to Financial Statements)	15,673
3,865,789	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011, at 0.000% to be repurchased at $3,865,789 on 10/03/2011 collateralized by $3,830,000 U.S. Treasury Note, 1.500% due 12/31/2013 valued at $3,944,900 including accrued interest (Note 2 of Notes to Financial Statements)	3,865,789

	Total Short-Term Investments (Identified Cost $3,881,462)	3,881,462

	Total Investments — 97.0% (Identified Cost $120,646,970)(a)	110,971,026
	Other assets less liabilities — 3.0%	3,474,283

	Net Assets — 100.0%	$114,445,309

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $121,320,283 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,075,414
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,424,671)

	Net unrealized depreciation	$(10,349,257)

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $722,800 or 0.6% of net assets.
(d)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.
(e)	Non-income producing security.
(f)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Issuer has filed for bankruptcy.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of this security amounted to $0.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $13,845,537 or 12.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2011	Euro	300,000	$401,844	$(11,340)
Sell	10/31/2011	Euro	2,670,000	3,576,411	243,595

Total					$232,255

1 Counterparty is Barclays.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Technology	10.1%
Treasuries	7.1
Home Construction	5.9
Healthcare	5.2
Collateralized Mortgage Obligations	5.0
Wirelines	4.2
Automotive	4.0
Banking	3.7
Wireless	3.6
Non-Captive Consumer	3.5
Supranational	3.2
Sovereigns	3.2
Building Materials	3.0
Pharmaceuticals	2.4
Consumer Products	2.3
ABS Home Equity	2.2
Electric	2.2
Diversified Manufacturing	2.0
Other Investments, less than 2% each	20.8
Short-Term Investments	3.4

Total Investments	97.0
Other assets less liabilities (including open forward foreign currency contracts)	3.0

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.0% of Net Assets
Non-Convertible Bonds – 96.8%
	Argentina — 0.4%
$138,314	Argentina Government International Bond, 8.280%, 12/31/2033	$94,745

	Brazil — 0.5%
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	126,338

	Canada — 7.3%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	227,817
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	160,607
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	294,210
25,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	329,622
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	213,176
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	284,281
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	202,830
60,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	56,677

		1,769,220

	Cayman Islands — 0.5%
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	111,860

	China — 0.9%
150,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	211,286

	Colombia — 0.3%
160,000,000	Empresas Publicas de Medellin, E.S.P., 8.375%, 2/01/2021, 144A, (COP)	82,189

	Denmark — 2.2%
50,000	Kingdom of Denmark, EMTN, 1.750%, 10/05/2015, (EUR)	67,442
2,350,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	472,072

		539,514

	Finland — 1.4%
245,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	348,229

	France — 1.4%
100,000	Alstom, S.A., 4.125%, 2/01/2017, (EUR)	133,515
150,000	AXA, S.A., EMTN (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	144,402
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	59,941

		337,858

	Germany — 7.3%
400,000	Bundesobligation, 2.250%, 4/10/2015, (EUR)	562,400
135,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	202,760
595,000	Bundesrepublik Deutschland, 3.750%, 7/04/2013, (EUR)	841,879
115,000	Bundesrepublik Deutschland, Series 6, 3.750%, 1/04/2017, (EUR)	173,850

		1,780,889

	Italy — 4.9%
100,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	111,132
670,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	808,596

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Italy — continued
210,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 9/15/2016, (EUR)	$277,921

		1,197,649

	Japan — 20.7%
72,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	955,986
75,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	985,923
68,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(c)	923,012
69,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	958,434
86,000,000	Japan Government Twenty Year Bond, 2.000%, 9/20/2025, (JPY)	1,199,601

		5,022,956

	Jersey — 0.7%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	170,466

	Korea — 0.5%
5,700,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	121,587

	Luxembourg — 1.2%
100,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	135,586
50,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	69,667
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	96,361

		301,614

	Malaysia — 0.5%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	120,252

	Mexico — 3.5%
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	134,400
100,000	BBVA Bancomer S.A., 7.250%, 4/22/2020, 144A	97,500
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	108,146
27,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	227,491
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	291,578

		859,115

	Netherlands — 3.4%
45,000	Deutsche Telekom International Finance BV, EMTN, 4.875%, 4/22/2025, (EUR)	61,498
50,000	Deutsche Telekom International Finance BV, EMTN, 4.250%, 7/13/2022, (EUR)	66,484
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	52,584
50,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	69,718
230,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)(c)	354,672
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	49,906
100,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	170,201

		825,063

	New Zealand — 0.7%
210,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	179,007

	Norway — 3.0%
2,500,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	476,862
1,250,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	246,484

		723,346

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Philippines — 0.5%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	$109,491

	Poland — 1.0%
800,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	243,702

	Singapore — 3.0%
495,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	387,064
240,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	190,103
180,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	145,552

		722,719

	South Africa — 0.6%
150,000	Edcon Proprietary Ltd., 4.778%, 6/15/2014, 144A, (EUR)(b)	148,712

	Spain — 3.8%
525,000	Spain Government Bond, 4.100%, 7/30/2018, (EUR)	682,809
175,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	241,021

		923,830

	Supranationals — 6.7%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	569,256
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	90,266
900,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	85,290
4,200,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	338,294
5,700,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	118,679
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	413,211

		1,614,996

	Sweden — 1.4%
2,100,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)	342,269

	United Arab Emirates — 0.4%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	91,000

	United Kingdom — 6.5%
100,000	Anglo American Capital PLC, 4.375%, 12/02/2016, (EUR)	136,026
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	169,798
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	167,654
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	86,780
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	132,708
140,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	245,623
140,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	266,782
170,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	330,630
25,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	40,214

		1,576,215

	United States — 10.9%
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	139,017
25,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	25,790
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	83,343
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	172,476

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$140,000	DISH DBS Corp., 6.750%, 6/01/2021, 144A	$133,700
60,000	Dolpin Subsidiary II, Inc., 6.500%, 10/15/2016, 144A	59,250
150,000	Frontier Communications Corp., 9.000%, 8/15/2031	127,875
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	63,573
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	25,952
45,000	HCA, Inc., 7.500%, 2/15/2022	41,513
45,000	HCA, Inc., 8.360%, 4/15/2024	43,088
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	267,314
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	137,201
25,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	25,675
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	148,308
130,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	199,886
55,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	57,018
140,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	132,650
130,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	133,250
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 6.875%, 2/15/2021, 144A	90,000
75,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	64,969
35,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	30,713
55,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	56,068
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	123,276
100,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	137,072
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	124,592

		2,643,569

	Uruguay — 0.7%
3,551,707	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	179,754

	Total Non-Convertible Bonds (Identified Cost $23,546,182)	23,519,440

Convertible Bonds — 0.2%
	United States — 0.2%
50,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(d) (Identified Cost $35,411)	46,812

	Total Bonds and Notes (Identified Cost $23,581,593)	23,566,252

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 2.0%
$481,399	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $481,399 on 10/03/2011 collateralized by $485,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $493,488 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $481,399)	$481,399

	Total Investments — 99.0% (Identified Cost $24,062,992)(a)	24,047,651
	Other assets less liabilities — 1.0%	234,886

	Net Assets — 100.0%	$24,282,537

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2011, the net unrealized depreciation on investments based on a cost of $24,165,960 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$880,549
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(998,858)

	Net unrealized depreciation	$(118,309)

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,669,435 or 6.9% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/21/2011	Australian Dollar	328,000	$314,478	$(21,761)
Sell[2]	12/28/2011	British Pound	156,000	243,068	1,560
Buy[3]	12/21/2011	Canadian Dollar	720,000	685,932	(43,832)
Buy[1]	12/21/2011	Euro	280,000	375,007	(8,599)
Buy[4]	12/21/2011	Japanese Yen	131,000,000	1,700,390	416
Sell[4]	12/21/2011	Japanese Yen	37,000,000	480,263	4,455
Buy[4]	10/19/2011	Malaysian Ringgit	775,000	242,606	(7,839)
Buy[2]	12/12/2011	South Korean Won	416,000,000	351,768	(34,598)
Buy[1]	12/12/2011	South Korean Won	555,000,000	469,306	(45,680)
Buy[1]	12/06/2011	Swedish Krona	1,090,000	158,361	(2,567)
Sell[1]	12/06/2011	Swedish Krona	1,780,000	258,608	18,047
Buy[3]	12/06/2011	Swiss Franc	220,000	243,020	(34,776)
Buy[1]	11/02/2011	Turkish Lira	515,000	275,837	(16,431)

Total					$(191,605)

1 Counterparty is Credit Suisse.

2 Counterparty is Barclays.

3 Counterparty is UBS AG.

4 Counterparty is JPMorgan Chase.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	50.9%
Supranational	6.7
Banking	5.9
Local Authorities	4.7
Sovereigns	3.9
Government Guaranteed	3.9
Wirelines	3.8
Media Non-Cable	2.4
Electric	2.2
Other Investments, less than 2% each	12.6
Short-Term Investments	2.0

Total Investments	99.0
Other assets less liabilities (including open forward foreign currency contracts)	1.0

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

Euro	32.5%
Japanese Yen	26.8
British Pound	9.6
United States Dollar	8.7
Norwegian Krone	3.0
Singapore Dollar	3.0
Canadian Dollar	2.7
Mexican Peso	2.6
Indonesian Rupiah	2.1
Other, less than 2% each	8.0

Total Investments	99.0
Other assets less liabilities (including open forward foreign currency contracts)	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 93.3% of Net Assets
	ABS Car Loan — 1.8%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,401,383
541,293	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.679%, 8/15/2018, 144A(b)	544,318
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.885%, 1/26/2015, 144A(b)	3,256,360
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.379%, 1/15/2015, 144A(b)	1,826,558
2,000,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	2,004,919

		9,033,538

	ABS Credit Card — 0.6%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.399%, 12/15/2016(b)	985,647
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,261,480

		3,247,127

	ABS Home Equity — 0.2%
570,757	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	537,282
421,190	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	401,448

		938,730

	ABS Student Loan — 0.2%
1,203,476	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.591%, 12/07/2020(b)	1,205,919

	Collateralized Mortgage Obligations — 11.1%
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,292,885
319,041	Federal Home Loan Mortgage Corp., REMIC, Series 2901, Class UA, 5.000%, 1/15/2030	325,643
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(c)	6,712,338
7,667,208	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.375%, 6/15/2048(b)	8,052,669
11,023,643	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 5.000%, 8/25/2038(b)	11,214,658
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,638,935
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,655,957
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,547,726
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,341,425
2,199,363	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	2,202,794

See accompanying notes to financial statements.

55  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$6,827,390	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	$6,868,968

		55,853,998

	Commercial Mortgage-Backed Securities — 14.0%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.645%, 4/10/2049(b)	1,902,589
1,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,566,629
4,645,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	4,791,773
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	391,644
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.697%, 12/10/2049(b)	1,615,836
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.072%, 12/10/2049(b)	1,601,417
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,299,079
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.817%, 6/15/2038(b)	2,851,168
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,780,232
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,614,737
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.877%, 7/10/2038(b)	1,615,084
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,184,525
5,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,998,101
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,204,706
6,075,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	6,311,409
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	314,433
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,892,487
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,184,145
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,053,964
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,188,450
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,502,981

See accompanying notes to financial statements.

|  56

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.884%, 6/11/2049(b)	$1,590,274
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,679,658
580,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	591,262

		70,726,583

	Government Guaranteed — 0.5%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,380,676

	Government Owned — No Guarantee — 10.2%
6,435,000	Federal Home Loan Mortgage Corp., 1.750%, 6/15/2012(c)	6,502,001
11,920,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012(c)	12,027,971
5,400,000	Federal Home Loan Mortgage Corp., MTN, 0.142%, 2/02/2012(b)	5,399,584
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,747,472
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,677,300

		51,354,328

	Government Sponsored — 0.2%
1,070,000	Federal Home Loan Bank, 0.186%, 10/06/2011(b)	1,070,000

	Hybrid ARMs — 20.7%
3,523,273	FHLMC, 2.422%, 4/01/2036(b)	3,702,169
2,988,241	FHLMC, 2.495%, 4/01/2035(b)	3,152,534
8,973,684	FHLMC, 2.497%, 2/01/2036(b)	9,424,005
5,635,235	FHLMC, 2.996%, 9/01/2035(b)	5,948,996
5,361,055	FHLMC, 3.364%, 11/01/2036(b)	5,679,752
1,378,005	FHLMC, 5.279%, 12/01/2037(b)	1,483,848
5,403,210	FHLMC, 5.499%, 4/01/2037(b)	5,748,950
1,766,740	FHLMC, 5.684%, 9/01/2038(b)	1,901,390
1,610,712	FHLMC, 5.710%, 4/01/2037(b)	1,708,551
3,383,179	FHLMC, 5.914%, 6/01/2037(b)	3,602,826
4,328,134	FNMA, 1.996%, 7/01/2035(b)	4,532,988
5,657,934	FNMA, 2.347%, 8/01/2035(b)	5,904,029
1,768,437	FNMA, 2.373%, 9/01/2034(b)	1,856,145
1,258,624	FNMA, 2.389%, 12/01/2034(b)	1,320,902
4,047,430	FNMA, 2.393%, 6/01/2036(b)	4,257,695
2,250,004	FNMA, 2.430%, 8/01/2034(b)	2,366,927
1,036,138	FNMA, 2.445%, 4/01/2033(b)	1,091,155
3,468,932	FNMA, 2.537%, 6/01/2033(b)	3,646,360
896,291	FNMA, 2.568%, 8/01/2033(b)	944,973
5,457,140	FNMA, 3.223%, 6/01/2035(b)	5,769,640
2,516,096	FNMA, 3.334%, 1/01/2036(b)	2,637,065
964,913	FNMA, 3.382%, 8/01/2036(b)	1,021,639
7,445,008	FNMA, 5.439%, 6/01/2037(b)	7,933,599
3,124,205	FNMA, 5.513%, 2/01/2047(b)	3,323,831
13,536,585	FNMA, 5.787%, 9/01/2037(b)	14,611,782

See accompanying notes to financial statements.

57  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — continued
$549,616	FNMA, 5.932%, 2/01/2037(b)	$587,304

		104,159,055

	Mortgage Related — 17.5%
7,270,089	FHLMC, 4.000%, with various maturities from 2024 to 2025(d)	7,658,036
12,267,318	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	13,039,822
1,645,214	FHLMC, 5.500%, 10/01/2023	1,779,845
2,258,292	FHLMC, 6.000%, with various maturities from 2019 to 2021(d)	2,459,390
3,701,795	FHLMC, 6.500%, with various maturities from 2014 to 2034(d)	4,112,571
110,195	FHLMC, 7.000%, 2/01/2016	118,937
6,014	FHLMC, 7.500%, with various maturities from 2012 to 2026(d)	6,456
6,839	FHLMC, 8.000%, 9/01/2015	7,495
3,305	FHLMC, 10.000%, 7/01/2019	3,817
90,251	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	91,803
5,713,560	FNMA, 4.000%, with various maturities from 2018 to 2019(d)	6,082,175
7,598,305	FNMA, 4.500%, with various maturities from 2019 to 2025(d)	8,094,582
5,434,965	FNMA, 5.000%, 4/01/2040	5,856,061
5,020,074	FNMA, 5.500%, with various maturities from 2017 to 2033(d)	5,452,761
9,480,259	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	10,321,019
2,663,589	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	2,966,906
101,178	FNMA, 7.000%, 12/01/2022	112,305
275,963	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	319,976
29,787	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	32,379
18,390,000	FNMA (TBA), 3.000%, 11/01/2026(e)	18,872,737
62,590	GNMA, 6.000%, 12/15/2031	70,151
219,359	GNMA, 6.500%, 5/15/2031	253,674
248,570	GNMA, 7.000%, 10/15/2028	289,473
1,355	GNMA, 12.500%, 6/15/2014	1,366
2,339	GNMA, 16.000%, with various maturities from 2011 to 2012(d)	2,353

		88,006,090

	Treasuries — 16.3%
10,060,000	U.S. Treasury Note, 0.625%, 7/15/2014	10,121,265
35,660,000	U.S. Treasury Note, 1.375%, 9/15/2012	36,059,784
35,445,000	U.S. Treasury Note, 1.750%, 4/15/2013	36,252,083

		82,433,132

	Total Bonds and Notes (Identified Cost $460,563,624)	470,409,176

See accompanying notes to financial statements.

|  58

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 13.5%
$21,000,000	Federal National Mortgage Association, Discount Note, 12/07/2011	$20,999,244
38,768,380	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $38,768,380 on 10/03/2011 collateralized by $39,545,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $39,545,000 including accrued interest (Note 2 of Notes to Financial Statements)	38,768,380
8,400,000	U.S. Treasury Bill, 0.026%, 10/13/2011(f)	8,399,975

	Total Short-Term Investments (Identified Cost $68,166,745)	68,167,599

	Total Investments — 106.8% (Identified Cost $528,730,369)(a)	538,576,775
	Other assets less liabilities — (6.8)%	(34,277,244)

	Net Assets — 100.0%	$504,299,531

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $530,028,467 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,922,389
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,374,081)

	Net unrealized appreciation	$8,548,308

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $5,627,236 or 1.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

59  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at September 30, 2011 (Unaudited)

Hybrid ARMs	20.7%
Mortgage Related	17.5
Treasuries	16.3
Commercial Mortgage-Backed Securities	14.0
Collateralized Mortgage Obligations	11.1
Government Owned — No Guarantee	10.2
Other Investments, less than 2% each	3.5
Short-Term Investments	13.5

Total Investments	106.8
Other assets less liabilities	(6.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Statements of Assets and Liabilities

September 30, 2011

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$511,787,616	$120,646,970	$24,062,992	$528,730,369
Net unrealized appreciation (depreciation)	12,899,830	(9,675,944)	(15,341)	9,846,406

Investments at value	524,687,446	110,971,026	24,047,651	538,576,775
Foreign currency at value (identified cost $0, $41,299, $279,481 and $0)	—	37,477	271,938	—
Receivable for Fund shares sold	4,854,388	1,565,286	39,665	2,578,061
Receivable for securities sold	—	214,331	—	—
Collateral received for open forward foreign currency contracts (Note 2)	189,000	—	—	—
Dividends and interest receivable	5,958,049	1,886,641	284,628	2,280,665
Unrealized appreciation on forward foreign currency contracts (Note 2)	628,790	243,595	24,478	—
Tax reclaims receivable	—	11,590	1,686	—

TOTAL ASSETS	536,317,673	114,929,946	24,670,046	543,435,501

LIABILITIES
Payable for securities purchased	12,880,715	176,790	60,000	18,370,028
Payable for delayed delivery securities purchased (Note 2)	—	—	—	18,759,689
Payable for Fund shares redeemed	809,764	42,968	7,026	1,183,942
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	11,340	216,083	—
Due to broker (Note 2)	189,000	—	—	—
Dividends payable	—	—	—	258,429
Management fees payable (Note 6)	162,676	74,091	6,675	167,705
Deferred Trustees’ fees (Note 6)	254,226	107,916	36,888	245,799
Administrative fees payable (Note 6)	18,873	4,579	1,031	18,194
Other accounts payable and accrued expenses	99,803	66,953	59,806	132,184

TOTAL LIABILITIES	14,415,057	484,637	387,509	39,135,970

NET ASSETS	$521,902,616	$114,445,309	$24,282,537	$504,299,531

NET ASSETS CONSIST OF:
Paid-in capital	$498,916,578	$111,714,534	$22,688,367	$496,255,450
Undistributed net investment income (Distributions in excess of net investment income)	1,152,730	932,138	1,252,531	(504,228)
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,337,929	11,271,794	569,857	(1,298,097)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,495,379	(9,473,157)	(228,218)	9,846,406

NET ASSETS	$521,902,616	$114,445,309	$24,282,537	$504,299,531

See accompanying notes to financial statements.

61  |

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$237,759,295	$59,906,677	$10,927,254	$293,674,629

Shares of beneficial interest	18,713,226	13,441,161	999,115	24,734,914

Net asset value and redemption price per share	$12.71	$4.46	$10.94	$11.87

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.31	$4.67	$11.46	$12.24

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,092,073	$737,841	$—	$10,975,605

Shares of beneficial interest	242,479	165,065	—	925,387

Net asset value and offering price per share	$12.75	$4.47	$—	$11.86

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$137,836,091	$15,790,270	$7,503,382	$68,775,628

Shares of beneficial interest	10,842,202	3,534,939	690,279	5,787,673

Net asset value and offering price per share	$12.71	$4.47	$10.87	$11.88

Class Y shares:
Net assets	$143,215,157	$38,010,521	$5,851,901	$130,873,669

Shares of beneficial interest	11,204,576	8,530,189	535,257	10,988,443

Net asset value, offering and redemption price per share	$12.78	$4.46	$10.93	$11.91

See accompanying notes to financial statements.

|  62

Statements of Operations

For the Year Ended September 30, 2011

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$20,014,505	$10,526,318	$879,388	$9,212,539
Dividends	104,421	445,659	—	—

	20,118,926	10,971,977	879,388	9,212,539

Expenses
Management fees (Note 6)	1,652,390	973,876	157,239	1,862,522
Service and distribution fees (Note 6)	1,783,850	400,652	102,366	1,351,006
Administrative fees (Note 6)	189,203	75,402	12,176	187,246
Trustees’ fees and expenses (Note 6)	42,222	25,078	17,969	38,627
Transfer agent fees and expenses (Note 6)	377,849	163,551	17,107	378,854
Audit and tax services fees	49,183	48,663	49,334	49,387
Custodian fees and expenses	32,184	38,397	44,661	29,897
Legal fees	28,358	2,645	414	6,572
Registration fees	75,894	87,632	52,679	95,716
Shareholder reporting expenses	61,238	15,653	5,674	40,031
Miscellaneous expenses	18,216	11,131	7,129	16,830

Total expenses	4,310,587	1,842,680	466,748	4,056,688
Fee/expense recovery (Note 6)	—	14,930	—	—
Less waiver and/or expense reimbursement (Note 6)	—	—	(141,627)	(286,899)

Net expenses	4,310,587	1,857,610	325,121	3,769,789

Net investment income	15,808,339	9,114,367	554,267	5,442,750

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	11,410,140	13,248,553	2,157,361	3,687,939
Foreign currency transactions	1,258,801	(114,002)	364,373	—
Net change in unrealized appreciation (depreciation) on:
Investments	(13,755,321)	(24,267,692)	(2,307,197)	(2,532,547)
Foreign currency translations	582,642	197,764	(378,994)	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(503,738)	(10,935,377)	(164,457)	1,155,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,304,601	$(1,821,010)	$389,810	$6,598,142

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$15,808,339	$13,660,599	$9,114,367	$10,726,616
Net realized gain on investments and foreign currency transactions	12,668,941	11,688,056	13,134,551	15,069,056
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,172,679)	13,900,860	(24,069,928)	(11,929)

Net increase (decrease) in net assets resulting from operations	15,304,601	39,249,515	(1,821,010)	25,783,743

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(9,722,337)	(8,308,883)	(4,818,304)	(4,606,994)
Class B	(140,826)	(232,826)	(55,282)	(84,337)
Class C	(4,743,579)	(4,369,129)	(1,092,134)	(1,149,766)
Class Y	(3,422,261)	(2,762,927)	(4,173,442)	(5,066,381)

Total distributions	(18,029,003)	(15,673,765)	(10,139,162)	(10,907,478)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	112,969,587	128,799,979	(32,012,862)	(41,510,546)

Net increase (decrease) in net assets	110,245,185	152,375,729	(43,973,034)	(26,634,281)
NET ASSETS
Beginning of the year	411,657,431	259,281,702	158,418,343	185,052,624

End of the year	$521,902,616	$411,657,431	$114,445,309	$158,418,343

UNDISTRIBUTED NET INVESTMENT INCOME	$1,152,730	$249,369	$932,138	$178,040

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$554,267	$647,223	$5,442,750	$4,207,760
Net realized gain on investments and foreign currency transactions	2,521,734	81,150	3,687,939	5,299,478
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,686,191)	1,114,447	(2,532,547)	5,267,995

Net increase in net assets resulting from operations	389,810	1,842,820	6,598,142	14,775,233

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(571,142)	(356,057)	(5,000,378)	(3,182,978)
Class B	—	—	(124,663)	(65,117)
Class C	(182,583)	(148,175)	(990,378)	(971,553)
Class Y	(143,686)	(329,863)	(2,328,759)	(1,424,364)
Net realized capital gains
Class A	(229,358)	(81,934)	(1,500,749)	—
Class B	—	—	(29,955)	—
Class C	(79,673)	(46,824)	(583,534)	—
Class Y	(24,156)	(94,216)	(770,404)	—

Total distributions	(1,230,598)	(1,057,069)	(11,328,820)	(5,644,012)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(8,686,919)	8,541,560	168,885,860	128,975,189

Net increase (decrease) in net assets	(9,527,707)	9,327,311	164,155,182	138,106,410
NET ASSETS
Beginning of the year	33,810,244	24,482,933	340,144,349	202,037,939

End of the year	$24,282,537	$33,810,244	$504,299,531	$340,144,349

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$1,252,531	$(163,380)	$(504,228)	$(127,347)

See accompanying notes to financial statements.

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|  66

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2011	$12.75	$0.52	$0.03	(h)	$0.55	$(0.59)	$—	$(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
9/30/2007	11.23	0.50	0.14		0.64	(0.56)	—	(0.56)
Class B
9/30/2011	12.79	0.42	0.03	(h)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
9/30/2007	11.24	0.41	0.13		0.54	(0.47)	—	(0.47)
Class C
9/30/2011	12.76	0.42	0.02	(h)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
9/30/2007	11.25	0.41	0.13		0.54	(0.47)	—	(0.47)
Class Y
9/30/2011	12.82	0.55	0.03	(h)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)
9/30/2007	11.29	0.54	0.13		0.67	(0.60)	—	(0.60)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

67  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$12.71	4.42	$237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
0.00	11.31	5.70	105,780	1.04	1.09	4.41	69

—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
0.00	11.31	4.90	87,101	1.79	1.85	3.64	69

—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
0.00	11.32	4.91	12,690	1.78	1.82	3.66	69

—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
0.00	11.36	6.06	15,946	0.70	0.75	4.75	69

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2011	$4.91	$0.28	$(0.42)	$(0.14)	$(0.31)	$—	$(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)
Class B
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)
Class C
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)
Class Y
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)
INTERNATIONAL BOND FUND
Class A
9/30/2011	$11.17	$0.25	$0.06 (i)	$0.31	$(0.40)	$(0.14)	$(0.54)
9/30/2010	10.84	0.22	0.48	0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)
Class C
9/30/2011	11.11	0.17	0.05 (i)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)
Class Y
9/30/2011	11.16	0.28	0.06 (i)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

69  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.46	(3.30)	$59,907	1.15	(g)	1.15	(g)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(h)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27
0.00		5.12	8.10	32,603	1.18		1.43		6.40	41

—		4.47	(4.04)	738	1.90	(g)	1.90	(g)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(h)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27
0.00		5.13	7.21	4,201	1.94		2.18		5.63	41

—		4.47	(4.02)	15,790	1.90	(g)	1.90	(g)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(h)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27
0.00		5.12	7.22	5,275	1.93		2.17		5.63	41

—		4.46	(2.86)	38,011	0.90	(g)	0.90	(g)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(h)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

$—		$10.94	2.70	$10,927	1.10		1.64		2.26	136
—		11.17	6.66	18,758	1.10		1.49		2.14	128
—		10.84	20.41	8,479	1.10		2.11		3.29	91
0.00	(k)	9.19	(6.37)	1,953	1.10		2.95		2.66	60

—		10.87	1.87	7,503	1.85		2.40		1.52	136
—		11.11	5.86	6,145	1.85		2.24		1.40	128
—		10.82	19.58	2,955	1.85		2.93		2.56	91
0.01	(k)	9.18	(6.95)	683	1.85		3.70		1.92	60

—		10.93	3.06	5,852	0.85		1.36		2.47	136
—		11.16	6.92	8,908	0.85		1.23		2.41	128
—		10.82	20.73	13,049	0.85		1.92		3.53	91
0.01	(k)	9.18	(6.39)	9,981	0.85		2.48		2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Effective June 1, 2009, redemption fees were eliminated.
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2011	$12.02	$0.17	$0.03	$0.20	$(0.26)	$(0.09)	$(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
Class B
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
Class C
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
Class Y
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

71  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$11.87	1.71	$293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45

11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45

11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45

11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45

(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Notes to Financial Statements

September 30, 2011

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by

73  |

Notes to Financial Statements (continued)

September 30, 2011

the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Swap agreements are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net

|  74

Notes to Financial Statements (continued)

September 30, 2011

asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued)

September 30, 2011

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is

|  76

Notes to Financial Statements (continued)

September 30, 2011

determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the year ended September 30, 2011.

f.  Due to Brokers.  Transactions and positions in forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Core Plus Bond Fund represent securities received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of securities held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be

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September 30, 2011

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, deferred Trustees’ fees, return of capital dividend received and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividend received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$18,029,003	$—	$18,029,003	$15,673,765	$—	$15,673,765
High Income Fund	10,139,162	—	10,139,162	10,907,478	—	10,907,478
International Bond Fund	1,028,434	202,164	1,230,598	1,057,069	—	1,057,069
Limited Term Government and Agency Fund	10,215,010	1,113,810	11,328,820	5,644,012	—	5,644,012

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2011

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$5,504,837	$3,761,158	$1,440,170	$—
Undistributed long-term capital gains	5,686,797	9,465,931	303,712	—

Total undistributed earnings	11,191,634	13,227,089	1,743,882	—

Unrealized appreciation (depreciation)	12,048,633	(10,378,726)	(112,822)	8,548,308

Total accumulated earnings	$23,240,267	$2,848,363	$1,631,060	$8,548,308

Capital loss carryforward utilized in the current year	$181,728	$33,112	$—	$815,748

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

i.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will

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Notes to Financial Statements (continued)

September 30, 2011

occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, none of the Funds had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve

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Notes to Financial Statements (continued)

September 30, 2011

future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$504,806,433	$—	$504,806,433
Preferred Stocks
Non-Captive Consumer	231,916	—	—	231,916
Non-Captive Diversified	1,189,776	—	319,200	1,508,976

Total Preferred Stocks	1,421,692	—	319,200	1,740,892

Short-Term Investments	—	18,140,121	—	18,140,121

Total Investments	1,421,692	522,946,554	319,200	524,687,446

Forward Foreign Currency Contracts (unrealized appreciation)	—	628,790	—	628,790

Total	$1,421,692	$523,575,344	$319,200	$525,316,236

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2011

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$843,525	$843,525
Treasuries	—	8,079,045	27,508	8,106,553
All Other Non-Convertible Bonds(a)	—	69,425,074	—	69,425,074

Total Non-Convertible Bonds	—	77,504,119	871,033	78,375,152

Convertible Bonds(a)	—	18,386,438	—	18,386,438

Total Bonds and Notes	—	95,890,557	871,033	96,761,590

Senior Loans(a)	—	834,329	—	834,329
Preferred Stocks(a)	3,942,780	2,314,830	—	6,257,610
Common Stocks(a)	3,236,035	—	—	3,236,035
Warrants(b)	—	—	—	—
Short-Term Investments	—	3,881,462	—	3,881,462

Total Investments	7,178,815	102,921,178	871,033	110,971,026

Forward Foreign Currency Contracts (unrealized appreciation)	—	243,595	—	243,595

Total	$7,178,815	$103,164,773	$871,033	$111,214,621

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(11,340)	$—	$(11,340)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued at zero using Level 3 inputs.

A preferred stock valued at $85,425 was transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued at a market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2011

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$1,496,317	$118,679	$1,614,996
All Other Non-Convertible Bonds(a)	—	21,904,444	—	21,904,444

Total Non-Convertible Bonds	—	23,400,761	118,679	23,519,440

Convertible Bonds(a)	—	46,812	—	46,812

Total Bonds and Notes	—	23,447,573	118,679	23,566,252

Short-Term Investments	—	481,399	—	481,399

Total Investments	—	23,928,972	118,679	24,047,651

Forward Foreign Currency Contracts (unrealized appreciation)	—	24,478	—	24,478

Total	$—	$23,953,450	$118,679	$24,072,129

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(216,083)	$—	$(216,083)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$470,409,176	$—	$470,409,176
Short-Term Investments	—	68,167,599	—	68,167,599

Total	$—	$538,576,775	$—	$538,576,775

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$—	$—	$—	$(159,683)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Preferred Stocks
Non-Captive Diversified	$—	$478,883	$—	$319,200	$(159,683)

A preferred stock valued at $478,883 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$4,723	$—	$30,752	$488,850
Treasuries	—	1,749	—	(22,081)	47,840

Total	$—	$6,472	$—	$8,671	$536,690

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Notes to Financial Statements (continued)

September 30, 2011

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$319,200	$—	$843,525	$30,752
Treasuries	—	—	—	27,508	(22,081)

Total	$—	$319,200	$—	$871,033	$8,671

A debt security valued at $319,200 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$112	$—	$(7,247)	$125,814

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$—	$—	$118,679	$(7,247)

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Notes to Financial Statements (continued)

September 30, 2011

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2011, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, Core Plus Bond Fund and International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
International Bond Fund	Barclays	$(33,038)	$—
	Credit Suisse	(76,991)	—
	JPMorgan Chase	(2,968)	—
	UBS AG	(78,608)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of September 30, 2011:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Core Plus Bond Fund	$628,790	$628,790
High Income Fund	243,595	232,255
International Bond Fund	24,478	—

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Notes to Financial Statements (continued)

September 30, 2011

These amounts do not take into account the value of any collateral received by the Funds.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$628,790

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,324,388
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	628,790

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$243,595
Liabilities
Unrealized depreciation on forward foreign currency contracts	(11,340)

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Notes to Financial Statements (continued)

September 30, 2011

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(135,361)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	232,255

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$24,478
Liabilities
Unrealized depreciation on forward foreign currency contracts	(216,083)

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$325,787
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(326,196)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives

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Notes to Financial Statements (continued)

September 30, 2011

may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	2.97%
Highest Notional Amount Outstanding	6.81%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	5.25%

High Income Fund	Forwards
Average Notional Amount Outstanding	1.35%
Highest Notional Amount Outstanding	3.48%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	3.48%

International Bond Fund	Forwards
Average Notional Amount Outstanding	26.10%
Highest Notional Amount Outstanding	42.00%
Lowest Notional Amount Outstanding	16.81%
Notional Amount Outstanding as of September 30, 2011	23.88%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$233,115,145	$209,074,498	$237,900,742	$136,150,727
High Income Fund	—	—	96,264,356	124,632,317
International Bond Fund	3,836,224	3,834,511	30,430,208	39,393,804
Limited Term Government and Agency Fund	324,250,781	227,810,506	69,103,919	31,674,196

89  |

Notes to Financial Statements (continued)

September 30, 2011

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

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Notes to Financial Statements (continued)

September 30, 2011

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees(1)	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$826,195	$—	$826,195	0.203%	0.203%
High Income Fund	973,876	—	973,876	0.600%	0.600%
International Bond Fund	157,239	141,627	15,612	0.600%	0.060%
Limited Term Government and Agency Fund	1,862,522	286,899	1,575,623	0.462%	0.391%

(1)	Management fee waivers are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$826,195	0.203%

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
High Income Fund	$7,050	$93	$1,820	$5,967	$14,930

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset

91  |

Notes to Financial Statements (continued)

September 30, 2011

Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$525,086	$9,162	$305,529	$27,488	$916,585
High Income Fund	192,113	2,531	49,604	7,594	148,810
International Bond Fund	38,790	—	15,894	—	47,682
Limited Term Government and Agency Fund	573,178	21,540	172,917	64,619	518,752

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among

|  92

Notes to Financial Statements (continued)

September 30, 2011

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$189,203
High Income Fund	75,402
International Bond Fund	12,176
Limited Term Government and Agency Fund	187,246

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$257,319
High Income Fund	105,419
International Bond Fund	11,160
Limited Term Government and Agency Fund	141,500

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Notes to Financial Statements (continued)

September 30, 2011

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2011 were as follows:

Fund	Commissions
Core Plus Bond Fund	$454,454
High Income Fund	101,403
International Bond Fund	40,922
Limited Term Government and Agency Fund	273,492

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a

|  94

Notes to Financial Statements (continued)

September 30, 2011

$200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At September 30, 2011, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentage of net assets:

Fund	Retirement Plan
International Bond Fund	0.37%
Limited Term Government and Agency Fund	0.08%

From time to time, the Funds may have a concentration of one or more shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholder accounts could have material impacts on the Funds. As of September 30, 2011, certain Funds had shareholder accounts that comprised more than 5% of the Fund’s total outstanding shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record. The number of shareholder accounts owning more than 5% of total outstanding shares, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

	Number of 5% Shareholder Accounts	Percentage of Ownership
Core Plus Bond Fund	1	31.31%
International Bond Fund	1	36.42%
Limited Term Government and Agency Fund	1	6.71%

95  |

Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,870,741	$100,254,532	8,076,791	$99,281,285
Issued in connection with the reinvestment of distributions	562,968	7,131,144	503,145	6,118,146
Redeemed	(6,563,842)	(83,095,094)	(3,556,858)	(43,324,928)

Net change	1,869,867	$24,290,582	5,023,078	$62,074,503

Class B
Issued from the sale of shares	26,416	$338,841	46,593	$562,160
Issued in connection with the reinvestment of distributions	8,589	109,089	14,472	175,787
Redeemed	(143,488)	(1,828,591)	(298,342)	(3,615,617)

Net change	(108,483)	$(1,380,661)	(237,277)	$(2,877,670)

Class C
Issued from the sale of shares	3,812,615	$48,580,295	4,971,733	$60,338,041
Issued in connection with the reinvestment of distributions	149,316	1,892,845	143,826	1,750,082
Redeemed	(2,772,280)	(35,095,298)	(1,930,707)	(23,457,007)

Net change	1,189,651	$15,377,842	3,184,852	$38,631,116

Class Y
Issued from the sale of shares	9,029,915	$116,089,119	4,875,867	$59,587,010
Issued in connection with the reinvestment of distributions	140,385	1,792,593	102,891	1,263,048
Redeemed	(3,372,809)	(43,199,888)	(2,443,989)	(29,878,028)

Net change	5,797,491	$74,681,824	2,534,769	$30,972,030

Increase (decrease) from capital share transactions	8,748,526	$112,969,587	10,505,422	$128,799,979

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Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	18,914,773	$95,991,464	7,886,065	$37,432,096
Issued in connection with the reinvestment of distributions	752,698	3,747,490	740,661	3,486,120
Redeemed	(20,080,912)	(101,121,007)	(8,110,153)	(38,368,078)

Net change	(413,441)	$(1,382,053)	516,573	$2,550,138

Class B
Issued from the sale of shares	7,798	$39,272	27,891	$131,139
Issued in connection with the reinvestment of distributions	8,794	43,828	13,045	61,362
Redeemed	(97,228)	(487,971)	(143,704)	(680,984)

Net change	(80,636)	$(404,871)	(102,768)	$(488,483)

Class C
Issued from the sale of shares	1,268,510	$6,372,692	1,272,869	$6,002,594
Issued in connection with the reinvestment of distributions	130,779	650,658	138,274	650,996
Redeemed	(1,792,125)	(8,989,058)	(1,443,966)	(6,801,815)

Net change	(392,836)	$(1,965,708)	(32,823)	$(148,225)

Class Y
Issued from the sale of shares	15,208,663	$76,115,275	10,174,824	$47,942,376
Issued in connection with the reinvestment of distributions	718,068	3,585,069	940,961	4,395,066
Redeemed	(21,646,978)	(107,960,574)	(20,410,850)	(95,761,418)

Net change	(5,720,247)	$(28,260,230)	(9,295,065)	$(43,423,976)

Increase (decrease) from capital share transactions	(6,607,160)	$(32,012,862)	(8,914,083)	$(41,510,546)

97  |

Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,211,150	$13,782,950	1,454,026	$15,450,317
Issued in connection with the reinvestment of distributions	59,092	637,499	25,628	268,292
Redeemed	(1,950,042)	(21,739,657)	(582,821)	(6,085,212)

Net change	(679,800)	$(7,319,208)	896,833	$9,633,397

Class C
Issued from the sale of shares	309,408	$3,486,185	488,076	$5,290,541
Issued in connection with the reinvestment of distributions	9,437	102,127	4,722	49,432
Redeemed	(181,598)	(1,994,024)	(212,865)	(2,176,537)

Net change	137,247	$1,594,288	279,933	$3,163,436

Class Y
Issued from the sale of shares	505,134	$5,693,161	363,950	$3,901,435
Issued in connection with the reinvestment of distributions	8,923	97,881	34,152	358,772
Redeemed	(776,615)	(8,753,041)	(805,893)	(8,515,480)

Net change	(262,558)	$(2,961,999)	(407,791)	$(4,255,273)

Increase (decrease) from capital share transactions	(805,111)	$(8,686,919)	768,975	$8,541,560

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Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,840,756	$248,142,366	11,266,230	$133,267,058
Issued in connection with the reinvestment of distributions	438,301	5,215,842	199,254	2,358,259
Redeemed	(10,214,288)	(121,563,216)	(8,020,196)	(94,867,976)

Net change	11,064,769	$131,794,992	3,445,288	$40,757,341

Class B
Issued from the sale of shares	912,056	$10,801,235	74,327	$877,417
Issued in connection with the reinvestment of distributions	11,626	138,181	4,282	50,516
Redeemed	(335,640)	(3,991,576)	(124,533)	(1,466,258)

Net change	588,042	$6,947,840	(45,924)	$(538,325)

Class C
Issued from the sale of shares	2,478,244	$29,568,408	4,108,090	$48,568,618
Issued in connection with the reinvestment of distributions	74,077	882,261	41,123	487,281
Redeemed	(3,083,387)	(36,752,240)	(2,221,038)	(26,267,537)

Net change	(531,066)	$(6,301,571)	1,928,175	$22,788,362

Class Y
Issued from the sale of shares	11,014,945	$131,705,304	10,058,653	$119,749,282
Issued in connection with the reinvestment of distributions	100,885	1,204,459	40,673	484,828
Redeemed	(8,080,128)	(96,465,164)	(4,553,430)	(54,266,299)

Net change	3,035,702	$36,444,599	5,545,896	$65,967,811

Increase (decrease) from capital share transactions	14,157,447	$168,885,860	10,873,435	$128,975,189

99  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  100

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.41%
High Income	1.32%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2011, unless subsequently determined to be different.

Fund	Amount
Limited Term Government and Agency	$1,113,810
International Bond	202,164

Qualified Dividend Income.  For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

101  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trusts; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trusts; mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[1,3] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[4] (1960)	Trustee Since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chief Executive Officer of Natixis Funds Trust I and President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P

107  |

Trustee and Officer Information

[4]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUSTS continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trust and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2011

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Management Discussion and Performance page 1

Portfolio of Investments page 26

Financial Statements page 53

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Management Discussion

Managers:

Mark Baribeau, CFA*

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

*	Effective May 2, 2011, Mark Baribeau no longer serves as a portfolio manager of the fund.

Market Conditions

The period began positively, as prospects for global economic growth appeared to be in place. Nevertheless, the markets began to struggle following a multitude of shocks, including a devastating earthquake and tsunami in Japan, which caused negative growth in the world’s third largest economy and disrupted the global supply chain, unrest in the Middle East and Northern Africa, which caused oil to spike above $100 a barrel, and Standard & Poor’s downgrade of the United States’ long-term credit rating. In Europe, the sovereign-debt crisis sent fears through the region’s banking system further roiling markets. These headwinds, coupled with weaker-than-anticipated U.S. economic data, led to an increase in market volatility as the second half of the period unfolded.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Global Equity and Income Fund returned -1.67% at net asset value. The fund outperformed its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned -3.84% for the period. The fund underperformed its secondary benchmark, the Citigroup World Government Bond Index, which returned 4.61%. The fund held up better than the average fund in its peer group, the Morningstar World Allocation category, which returned -2.85%.

Explanation of Fund Performance

Within the fund’s stock portfolio, robust stock selection and overweight positions in the information technology and consumer discretionary sectors contributed most to performance. Positions in Apple and ARM Holdings were among the fund’s strongest individual performers. Strong sales of the iPads and iPhones greatly boosted Apple’s results. Shares of ARM Holdings, a semiconductor designer, were up due to record sales of mobile communication devices, solid growth in new licensees and Microsoft’s decision to run its new mobile operating system on ARM chip technology.

The financials and energy sectors were the largest performance detractors, primarily due to stock selection. In financials, U.K.-based Standard

1  |

Chartered, a banking company, and U.S.-based Jones Lang LaSalle, a real estate and investment management company, were among the fund’s weakest holdings. Concerns about European debt and uncertainty surrounding U.K. financial services regulation and taxation policies helped drive down Standard Chartered shares, while Jones Lang LaSalle shares declined due to the potential impact of slowing global growth on commercial real estate. In energy, National Oilwell Varco, an oil and gas equipment company lagged due to expectations for declining margins.

In the fixed-income portfolio, country allocation contributed most to performance, primarily due to an overweight position in the United States and underweight positions in Europe and Japan. An underweight in euro-denominated securities also helped. Within the U.S. bond allocation, security selection in the utilities and pharmaceuticals sectors was effective. Lower-quality corporate bond positions detracted from performance, as investors shunned risk late in the period. In addition, an underweight in the yen and an overweight in certain emerging market currencies detracted. To better align the currency exposure of specific holdings, we used foreign exchange forward contracts, which had a minimal impact on performance.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies, earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively valued relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,6

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20116

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	-1.67%	5.69%	8.82%
With 5.75% Maximum Sales Charge	-7.33	4.45	8.18

Class C (Inception 2/1/06)[1]
NAV	-2.42	4.89	8.02
With CDSC[2]	-3.39	4.89	8.02

Class Y (Inception 5/1/96)
NAV	-1.42	5.96	9.10

Comparative Performance
MSCI World Index[3]	-3.84	-1.68	4.24
Citigroup World Government Bond Index[4]	4.61	7.54	7.43
Morningstar World Allocation Fund Avg.[5]	-2.85	1.86	5.99

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/11
Common Stocks	62.4
Bonds and Notes	28.8
Preferred Stocks	0.7
Senior Loans	0.0
Short-Term Investments and Other	8.1

Ten Largest Holdings	% of Net Assets as of 9/30/11
Apple, Inc.	4.1
Novo Nordisk A/S, Class B	2.3
Siemens AG, (Registered)	1.8
Baidu, Inc., Sponsored ADR	1.8
PepsiCo, Inc.	1.7
Standard Chartered PLC	1.6
Google, Inc., Class A	1.6
FMC Technologies, Inc.	1.6
Priceline.com, Inc.	1.6
U.S. Treasury Note, 0.875%, 01/31/2012	1.5

Five Largest Industries	% of Net Assets as of 9/30/11
Treasuries	6.2
Beverages	6.0
Pharmaceuticals	4.4
Computers & Peripherals	4.1
Internet Software & Services	4.0

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.29%	1.25%
C	2.04	2.00
Y	1.04	1.00

NOTES TO CHARTS

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Morningstar World Allocation Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES GROWTH FUND

Management Discussion

Manager:

Aziz Hamzaogullari, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

Market Conditions

The period began positively, as prospects for global economic growth appeared to be in place. Nevertheless, the markets began to struggle following a multitude of shocks, including a devastating earthquake and tsunami in Japan, which caused negative growth in the world’s third largest economy and disrupted the global supply chain, unrest in the Middle East and Northern Africa, which caused oil to spike above $100 a barrel, and Standard & Poor’s downgrade of the United States’ long-term credit rating. In Europe, the sovereign-debt crisis sent fears through the region’s banking system further roiling markets. These headwinds, coupled with weaker-than-anticipated U.S. economic data, led to an increase in market volatility as the second half of the period unfolded.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Growth Fund returned 1.95% at net asset value. The fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 3.78% for the period. The fund outperformed the average fund in its peer group, the Morningstar Large Growth category, which returned -0.42%.

Explanation of Fund Performance

The fund’s healthcare, consumer discretionary and consumer staples sectors made the greatest positive contributions to performance. In terms of individual holdings, positions in Amazon.com, Biogen and Visa were among the leading contributors to the fund’s return. Shares in biotechnology company Biogen advanced after the company reported strong sales of its multiple sclerosis drug and reported it would be increasing the price of its multiple sclerosis-related offerings. Internet retailer Amazon.com also was strong during the period, as the company reported stronger-than-expected sales during the period. The company benefited from a secular shift from traditional offline retail to on-line retail. It continued to gain share in ecommerce, given its competitive advantages, such as brand, scale and logistics. Shares of Visa, the provider of a retail electronic payments network, advanced during the reporting period, as investors reacted to the government’s decision to allow higher-than-expected fees on debit cards.

The underperformance was concentrated in the first six months of the time period, where lower quality, less attractively valued names outperformed their higher

5  |

quality, attractively valued counterparts. The financial services and producer durables sectors represented the weakest contributors to the fund’s 12-month return. In terms of individual holdings, Cisco Systems, SEI Investments and Greenhill were among the weakest-performing stocks. Although Cisco was an underperformer, we increased the fund’s position in the networking equipment maker. We believe the company has significant competitive advantages and sustainable, profitable growth potential. The market’s current low expectations for the company have created a significant disparity between our estimate of intrinsic value and the current price. Short-term concerns surrounding SEI Investments’ lower margins related to an increase in expenses to invest in the company’s global wealth platform. Slow progress from this division weighed on the stock during the period, but we increased the fund’s position in the stock because we believe our long-term investment thesis remains intact. Shares of investment advisory company Greenhill were down due to short-term concerns about the potential decline of mergers- and-acquisitions activity in light of market volatility. Nevertheless, we have maintained the fund’s position in Greenhill because our long-term investment thesis remains intact.

Outlook

At the end of the period, the fund had more exposure than the benchmark to the financial services, health care and consumer staples sectors and less exposure to the energy, producer durables, consumer discretionary and technology groups. These sector weights are the result of the stock selection process. It is important to note that we do not manage the fund based on projections of macroeconomic trends. Our disciplined investment approach relies on fundamental and bottom-up research. Regardless of the current market environment, we search for what we believe are high-quality businesses with sustainable competitive advantages and profitable growth characteristics whose shares are trading at significant discounts to intrinsic values. We believe this discipline can limit the downside risks of losing capital and result in a diversified portfolio of companies with different fundamental drivers of return. Our approach may not produce the highest results in any one period, but we are confident that it is a prudent strategy for the long term. Because we take a long-term view on the fund’s investments, portfolio turnover tends to be relatively low.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20115

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	1.95%	-2.14%	2.43%
With 5.75% Maximum Sales Charge	-3.85	-3.31	1.83

Class B (Inception 9/12/03)[1]
NAV	1.44	-2.82	1.68
With CDSC[2]	-3.56	-3.21	1.68

Class C (Inception 9/12/03)[1]
NAV	1.44	-2.86	1.68
With CDSC[2]	0.44	-2.86	1.68

Class Y (Inception 5/16/91)
NAV	2.21	-1.77	2.77

Comparative Performance
Russell 1000 Growth Index[3]	3.78	1.62	3.01
Morningstar Large Growth Fund Avg.[4]	-0.42	0.15	2.79

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/11
Common Stocks	99.8
Short-Term Investments and Other	0.2

Ten Largest Holdings	% of Net Assets as of 9/30/11
Amazon.com, Inc.	7.0
Visa, Inc., Class A	6.6
Google, Inc., Class A	5.8
Cisco Systems, Inc.	5.5
Oracle Corp.	5.3
QUALCOMM, Inc.	4.7
Amgen, Inc.	4.3
United Parcel Service, Inc., Class B	3.8
Danone S.A., Sponsored ADR	3.8
SEI Investments Co.	3.7

Five Largest Industries	% of Net Assets as of 9/30/11
Software	10.9
Communications Equipment	10.2
Capital Markets	8.4
Internet & Catalog Retail	8.3
IT Services	8.2

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.20%	1.20%
B	1.95	1.95
C	1.95	1.95
Y	0.95	0.95

NOTES TO CHARTS

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. If includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES MID CAP GROWTH FUND

Management Discussion

Manager:

Philip C. Fine, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index.

Fund Inception:

December 31, 1996

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

Market Conditions

Federal Reserve Board policy helped stocks maintain their uptrend into the second quarter of 2011, despite a multitude of shocks, both natural and geopolitical including a devastating earthquake and tsunami in Japan, which caused negative growth in the world’s third largest economy and disrupted the global supply chain, and unrest in the Middle East and Northern Africa, which caused oil to spike above $100 a barrel. Yet, the signature moment of the period likely occurred in early August, when Standard & Poor’s downgraded the United States’ long-term credit rating. In Europe, the sovereign-debt crisis sent fears through the region’s banking system. Faced with weakening global growth, investors dumped riskier assets in favor of perceived “safe-haven” U.S. Treasuries and the U.S. dollar.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 2.65% at net asset value. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 0.80% for the period. The Fund outperformed the -1.15% average return of funds in its peer group, the Morningstar Mid-Cap Growth category.

Explanation of Fund Performance

The consumer discretionary and healthcare sectors, where the fund’s stock selection was robust, made the greatest positive contributions. Performance was broad-based, with strong results from the retail, apparel and restaurants and leisure industries. Lululemon, a designer and retailer of women’s athletic apparel, was among the top contributors, benefiting from a consistent pattern of strong same-store sales. Dollar Tree, a discount retailer, also performed well.

Performance in the healthcare sector was broad-based, with biotechnology and pharmaceutical companies leading the way. Among the fund’s top performers were Alexion Pharmaceuticals, a biotech company specializing in drugs for rare diseases, and Perrigo, a generic drug and nutritional products manufacturer. Alexion’s lead drug, Soliris, was recently approved to

9  |

treat an additional disease, and the company benefited from increasing patient awareness in the United States, Europe and Japan. Perrigo’s efforts to increase market share of store-brand drugs, roll out new products and acquire other companies pushed shares higher.

The materials and financial services sectors provided the only negative contributions to Fund performance. Materials stocks struggled due to a rising U.S. dollar, falling commodity prices and diminished global growth expectations. Rockwood Holdings, a specialty chemicals company, and Titan International, a manufacturer of tires and wheels for construction and agricultural equipment, were among the fund’s weakest holdings. Macro factors, rather than company-specific events, also drove down results in financial services. Shares of SVB Financial, a bank holding company, fell due to slowing loan growth and net interest margin compression. The fund’s two holdings in commercial real estate services, CB Richard Ellis and Jones Lang LaSalle, sold off due to concerns that sales and leasing activities were slowing.

During the period the fund owned options (puts and calls) on several individual stocks and exchange-traded funds, primarily for hedging purposes. We bought calls on one stock because we believed it would appreciate in price. These positions did not have a material impact on fund performance during the period.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies, earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively valued relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20115

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	2.65%	4.37%	6.25%
With 5.75% Maximum Sales Charge	-3.25	3.15	5.62

Class C (Inception 2/2/09)[1]
NAV	1.96	3.58	5.42
With CDSC[2]	0.96	3.58	5.42

Class Y (Inception 12/31/96)
NAV	2.98	4.64	6.53

Comparative Performance
Russell Midcap Growth Index[3]	0.80	1.64	6.70
Morningstar Mid-Cap Growth Avg.[4]	-1.15	1.34	5.21

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/11
Common Stocks	92.9
Short-Term Investments and Other	7.1

Ten Largest Holdings	% of Net Assets as of 9/30/11
Dollar Tree, Inc.	3.5
Perrigo Co.	3.1
Alexion Pharmaceuticals, Inc.	2.7
Green Mountain Coffee Roasters, Inc.	2.3
Stericycle, Inc.	2.3
AutoZone, Inc.	2.2
Wynn Resorts Ltd.	2.2
PetSmart, Inc.	2.2
Teradata Corp.	2.1
SXC Health Solutions Corp.	2.1

Five Largest Industries	% of Net Assets as of 9/30/11
Specialty Retail	7.7
Food Products	7.5
Biotechnology	6.6
Oil, Gas & Consumable Fuels	5.9
Semiconductors & Semiconductor Equipment	5.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.46%	1.25%
C	2.24	2.00
Y	1.22	1.00

NOTES TO CHARTS

1	Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Mid-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES VALUE FUND

Management Discussion

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Fund Inception:

May 13, 1991

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX
Admin Class	LSAVX

Market Conditions

After a strong fourth quarter 2010 and a strong start to 2011, economic growth hit a soft patch and slowed in the second quarter of 2011, weighed down by a multitude of global and domestic issues. Additionally, U.S. equities posted steep declines in the third quarter of 2011, with the major large-cap value benchmarks dropping approximately 16%. Economically sensitive stocks suffered the most in the third-quarter selloff.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Value Fund returned -3.28% at net asset value. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned -1.89% for the period. The fund also underperformed the -2.41% average return of funds in its peer group, the Morningstar Large Value category.

Explanation of Fund Performance

The energy, consumer staples and healthcare sectors made the greatest positive contributions to the fund’s performance on an absolute basis. Individual holdings in the consumer staples (Coca-Cola and Kellogg) and healthcare (UnitedHealth and Bristol-Myers Squibb) sectors also boosted performance. In the energy sector, the fund’s position in El Paso, a natural gas company, was among the top performers, advancing on management’s efforts to improve the company’s balance sheet while executing its core businesses. Additionally, better-than-expected earnings, exploration and production and cash costs, along with a lower-than-expected tax rate, boosted the company’s first-quarter performance. The fund’s position in oil and natural gas company Exxon Mobil also was a leading contributor. The stock, which has been a relative safe haven in uncertain times, benefitted from strong cash-flow generation. In addition, a position in banking and payment services company Discover Financial was among the fund’s strongest performers. Shares advanced on the company’s portfolio and revenue growth and regulator approval for higher-than-expected bank debit card fees.

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Stock selection and an underweight lifted the fund’s financial services sector on a relative basis. The fund did not own Goldman Sachs and eliminated a position in Berkshire Hathaway early in the period, which helped offset the fund’s market weight in the big banks. However, the sector as a whole was the largest detractor from the fund’s contribution to return. Bank stocks, which are very sensitive economically, continued to struggle in a market dominated by headlines of ongoing European sovereign-debt issues and a weakening U.S. economy. Certain technology holdings, including Alcatel Lucent, a communication equipment company, and Cisco Systems, a networking equipment company, also detracted from performance. After a strong start to 2011, shares of Alcatel Lucent underperformed, as European economies weakened, and investors lost confidence in management’s ability to achieve profitability targets. Market-share loss and poor execution in recent quarters contributed to Cisco’s downturn. Nevertheless, we are optimistic that recent corporate restructuring and internal changes have put the company back on the right track.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies, earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively valued relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES VALUE FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20115

	1 Year	5 Years	10 Years

Class A (Inception 6/30/06)[1]
NAV	-3.28%	-2.58%	4.00%
With 5.75% Maximum Sales Charge	-8.82	-3.73	3.38

Class B (Inception 6/1/07)[1]
NAV	-4.05	-3.33	3.11
With CDSC[2]	-8.83	-3.68	3.11

Class C (Inception 6/1/07)[1]
NAV	-4.00	-3.31	3.12
With CDSC[2]	-4.95	-3.31	3.12

Class Y (Inception 5/13/91)
NAV	-3.05	-2.28	4.30

Admin Class (Inception 2/1/10)[1]
NAV	-3.48	-2.85	3.71

Comparative Performance
Russell 1000 Value Index[3]	-1.89	-3.53	3.36
Morningstar Large Value Fund Avg.[4]	-2.41	-2.90	2.98

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/11
Common Stocks	96.6
Short-Term Investments and Other	3.4

Ten Largest Holdings	% of Net Assets as of 9/30/11
ExxonMobil Corp.	2.6
Chevron Corp.	2.2
JPMorgan Chase & Co.	2.2
Merck & Co., Inc.	2.1
Comcast Corp., Class A	2.1
El Paso Corp.	2.1
UnitedHealth Group, Inc.	1.9
AT&T, Inc.	1.9
PepsiCo, Inc.	1.9
Pfizer, Inc.	1.8

Five Largest Industries	% of Net Assets as of 9/30/11
Oil, Gas & Consumable Fuels	10.3
Pharmaceuticals	7.1
Media	6.2
Commercial Banks	5.6
Capital Markets	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.96%	0.96%
B	1.70	1.70
C	1.71	1.71
Y	0.71	0.71
Admin	1.29	1.29

NOTES TO CHARTS

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$876.80	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28
Class C
Actual	$1,000.00	$873.60	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00
Class Y
Actual	$1,000.00	$878.50	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio: 1.24%, 1.98% and 0.98% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$911.30	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class B
Actual	$1,000.00	$908.10	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40
Class C
Actual	$1,000.00	$908.10	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$913.00	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10%, 1.86%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$801.80	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38
Class C
Actual	$1,000.00	$799.30	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15
Class Y
Actual	$1,000.00	$803.20	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 2.01% and 1.01% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

19  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$806.80	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Class B
Actual	$1,000.00	$803.70	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.90
Class C
Actual	$1,000.00	$803.80	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.90
Class Y
Actual	$1,000.00	$808.00	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90
Admin Class
Actual	$1,000.00	$806.00	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio: 1.01%, 1.76%, 1.76%, 0.77% and 1.19% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of

21  |

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors

|  22

relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Adviser had recently changed the Fund’s portfolio management team.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2010, all four of the Natixis Equity Funds included in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than Loomis Sayles Value Fund, for which current expenses are below the cap. The Trustees noted that the Loomis Sayles Global Equity and Income Fund had an advisory fee rate that was slightly above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses and noted that the Fund’s total net expenses were equal to the median of the Fund’s peer group of funds even though the advisory fee was above the median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses

23  |

used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

|  24

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

25  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)

Common Stocks — 62.4% of Net Assets
	Belgium — 1.5%
131,460	Anheuser-Busch InBev NV	$6,977,782

	Brazil — 4.0%
315,900	Cia Hering	5,277,181
229,228	Embraer S.A., ADR	5,815,514
347,800	Mills Estruturas e Servicos de Engenharia S.A.	3,570,025
255,400	Natura Cosmeticos S.A.	4,346,656

		19,009,376

	British Virgin Islands — 0.6%
99,015	Mail.ru Group Ltd., GDR, 144A(b)	2,891,238

	Canada — 0.1%
9,996	Valeant Pharmaceuticals International, Inc.	371,052

	Cayman Islands — 2.8%
77,983	Baidu, Inc., Sponsored ADR(b)	8,337,162
2,158,800	Wynn Macau Ltd.	5,077,974

		13,415,136

	Chile — 2.1%
85,750	Banco Santander Chile, ADR	6,300,910
443,597	S.A.C.I. Falabella	3,540,922

		9,841,832

	Denmark — 2.3%
109,161	Novo Nordisk A/S, Class B	10,887,080

	France — 1.3%
93,169	Sanofi	6,128,354

	Germany — 1.8%
93,708	Siemens AG, (Registered)	8,430,943

	Hong Kong — 1.2%
2,242,000	China Overseas Land & Investment Ltd.	3,196,540
811,000	Hang Lung Properties Ltd.	2,438,769

		5,635,309

	Japan — 2.3%
44,100	FANUC Corp.	6,074,593
531,000	Mitsubishi Electric Corp.	4,703,522

		10,778,115

	Korea — 0.7%
12,901	LG Chem Ltd.	3,419,593

	Mexico — 0.7%
2,005,100	Genomma Lab Internacional S.A. de CV, Class B(b)	3,306,544

	Netherlands Antilles — 0.9%
75,235	Schlumberger Ltd.	4,493,787

	Sweden — 1.0%
261,517	Atlas Copco AB, Class A	4,628,983

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)

	United Kingdom — 8.3%
238,555	Antofagasta PLC	$3,406,236
119,689	British American Tobacco PLC	5,053,905
168,925	Burberry Group PLC	3,067,558
375,995	Diageo PLC	7,168,951
90,280	Royal Dutch Shell PLC, ADR	5,554,026
389,025	Standard Chartered PLC	7,761,428
2,813,793	Vodafone Group PLC	7,251,930

		39,264,034

	United States — 29.7%
149,691	American Express Co.	6,721,126
50,331	Apple, Inc.(b)	19,185,171
163,652	AT&T, Inc.	4,667,355
444,030	Calpine Corp.(b)	6,251,942
78,990	Caterpillar, Inc.	5,832,622
163,555	CenturyLink, Inc.	5,416,942
245,536	Coca-Cola Enterprises, Inc.	6,108,936
1,679	Dex One Corp.(b)	940
51,665	Estee Lauder Cos., Inc. (The), Class A	4,538,254
201,852	FMC Technologies, Inc.(b)	7,589,635
14,859	Google, Inc., Class A(b)	7,643,172
955	Hawaiian Telcom Holdco, Inc.(b)	13,313
70,013	Jones Lang LaSalle, Inc.	3,627,373
217,553	Microsoft Corp.	5,414,894
114,178	National-Oilwell Varco, Inc.	5,848,197
225,628	Oracle Corp.	6,484,549
129,771	PepsiCo, Inc.	8,032,825
99,147	PNC Financial Services Group, Inc.	4,777,894
73,884	Praxair, Inc.	6,906,676
35,142	Precision Castparts Corp.	5,463,175
16,360	Priceline.com, Inc.(b)	7,353,166
100,972	QUALCOMM, Inc.	4,910,268
27,757	Salesforce.com, Inc.(b)	3,172,070
299	SuperMedia, Inc.(b)	463
26,818	Vertex Pharmaceuticals, Inc.(b)	1,194,474
41,566	VMware, Inc., Class A(b)	3,341,075

		140,496,507

	Virgin Islands — 1.1%
221,091	Arcos Dorados Holdings, Inc., Class A	5,127,100

	Total Common Stocks (Identified Cost $311,651,286)	295,102,765

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 28.8%
Non-Convertible Bonds — 27.4%
	Argentina — 0.2%
$619,121	Argentina Government International Bond, 8.280%, 12/31/2033	$424,098
190,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	190,228
515,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	453,200

		1,067,526

	Australia — 0.2%
500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	469,731
250,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	244,219
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	161,399

		875,349

	Bermuda — 0.0%
100,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	88,000

	Brazil — 0.7%
200,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	221,000
400,000	Banco Santander Brasil S.A., 4.500%, 4/06/2015, 144A	384,000
505,773	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	268,741
300,000	Brasil Telecom S.A., 9.750%, 9/15/2016, 144A, (BRL)	145,193
621,803(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2014, (BRL)	340,638
497,443(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	272,435
1,115(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	554,842
250,000	Hypermarcas S.A., 6.500%, 4/20/2021, 144A	227,500
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	294,000
200,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	179,000
129,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	122,550
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	374,000

		3,383,899

	Canada — 0.7%
2,265,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(c)	2,312,271
650,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	647,072
180,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	175,208
100,000	Pacific Rubiales Energy Corp., 8.750%, 11/10/2016, 144A	107,250
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	101,415

		3,343,216

	Cayman Islands — 0.9%
200,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	182,520
200,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	215,000
250,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A	241,706
300,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	268,500
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	111,860
100,000	Hutchison Whampoa International Ltd., 7.625%, 4/09/2019, 144A	118,839
100,000	LPG International, Inc., 7.250%, 12/20/2015	110,500
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	448,000
170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	127,500

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Cayman Islands — continued
$200,000	MBPS Finance Co., 11.250%, 11/15/2015, 144A	$172,000
200,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	198,000
500,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	465,000
320,000	Petrobras International Finance Co., 5.875%, 3/01/2018	333,238
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	316,500
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	578,129
200,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	197,000

		4,084,292

	Chile — 0.2%
250,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	469,065
185,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	185,984
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	260,956

		916,005

	Colombia — 0.2%
450,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	237,870
1,430,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	734,561
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	111,399
40,000	Republic of Colombia, 8.125%, 5/21/2024	53,040

		1,136,870

	France — 0.2%
150,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	179,823
240,000	Veolia Environnement S.A., EMTN, 4.000%, 2/12/2016, (EUR)	333,533
25,000	Veolia Environnement S.A., EMTN, 5.125%, 5/24/2022, (EUR)	35,227
200,000	Vivendi S.A., EMTN, 4.250%, 12/01/2016, (EUR)	275,393

		823,976

	Hungary — 0.0%
200,000	Hungary Government International Bond, 6.375%, 3/29/2021	194,600

	India — 0.1%
200,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	185,883
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	83,000

		268,883

	Indonesia — 0.2%
200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	196,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	471,501
1,500,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	219,437

		886,938

	Italy — 0.5%
250,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	277,831
1,535,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 9/15/2016, (EUR)	2,031,468
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	121,916

		2,431,215

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Jersey — 0.0%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	$170,466

	Korea — 0.5%
8,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	170,648
400,000	Hana Bank, 4.000%, 11/03/2016, 144A	384,881
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	600,152
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	397,885
400,000,000	Korea Treasury Bond, 5.000%, 9/10/2014, (KRW)	351,758
260,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	262,189
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	169,795
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	190,856

		2,528,164

	Luxembourg — 0.2%
400,000	ArcelorMittal, 6.750%, 3/01/2041	345,681
100,000	CSN Resources S.A., 6.500%, 7/21/2020, 144A	104,250
200,000	Gazprom Via Gaz Capital S.A., 5.092%, 11/29/2015, 144A	196,000
125,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	102,261
10,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	8,555

		756,747

	Malaysia — 0.2%
1,750,000	Malaysia Government Bond, 3.434%, 8/15/2014, (MYR)	550,413
1,000,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	325,005

		875,418

	Mexico — 0.9%
195,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	159,900
145,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	121,800
200,000	BBVA Bancomer S.A., 6.500%, 3/10/2021, 144A	184,500
200,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	178,000
295,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	286,150
40,000(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	288,390
74,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	589,667
41,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	339,169
65,000(††††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	597,719
80,000(††††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	622,033
100,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	115,000
330,000	Petroleos Mexicanos, 8.000%, 5/03/2019	402,600
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A	190,000

		4,074,928

	Netherlands — 0.2%
50,000	British American Tobacco Holdings BV, 4.000%, 7/07/2020, (EUR)	68,214
200,000	EADS Finance BV, EMTN, 4.625%, 8/12/2016, (EUR)	284,905
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	198,000
200,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	196,296
300,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	189,000
100,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	103,750
50,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	63,303

		1,103,468

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	New Zealand — 0.2%
1,000,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	$852,414

	Norway — 0.4%
3,335,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	636,134
6,360,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	1,254,108

		1,890,242

	Philippines — 0.1%
30,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	649,606

	Poland — 0.0%
95,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	107,766

	Qatar — 0.1%
100,000	Qatar Government International Bond, 4.000%, 1/20/2015, 144A	105,250
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.500%, 9/30/2014, 144A	270,625

		375,875

	Singapore — 0.7%
3,355,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	2,623,434
345,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	273,273
605,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	489,216
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	144,000

		3,529,923

	South Africa — 0.3%
450,000	Edcon Proprietary Ltd., 4.778%, 6/15/2014, (EUR)(d)	446,137
130,000	Edcon Proprietary Ltd., 4.778%, 6/15/2014, 144A, (EUR)(d)	128,884
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	385,647
400,000	Transnet Ltd., 4.500%, 2/10/2016, 144A	411,019

		1,371,687

	Spain — 0.3%
535,000	Spain Government Bond, 4.100%, 7/30/2018, (EUR)	695,815
465,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	640,427

		1,336,242

	Supranationals — 0.3%
305,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	364,884
47,250,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	983,784

		1,348,668

	Sweden — 0.2%
2,210,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	411,060
3,020,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	459,288

		870,348

	Thailand — 0.1%
330,000	True Move Co. Ltd., 10.375%, 8/01/2014	349,800
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	106,000

		455,800

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Turkey — 0.1%
$200,000	Akbank TAS, 5.125%, 7/22/2015, 144A	$193,000
636,032	Republic of Turkey, 4.000%, 4/29/2015, (TRY)	362,086

		555,086

	United Arab Emirates — 0.5%
400,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	403,000
400,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	466,500
500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	455,000
300,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	308,250
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	213,000
250,000	Mubadala Development Co., GMTN, 7.625%, 5/06/2019, 144A	302,347

		2,148,097

	United Kingdom — 0.7%
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	349,021
100,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	148,926
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	239,505
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	104,136
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	263,404
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	137,123
250,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	331,769
400,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	706,533
300,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	482,575
350,000	Vedanta Resources PLC, 6.750%, 6/07/2016, 144A	283,500
200,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	154,000

		3,200,492

	United States — 17.1%
310,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	257,300
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	12,450
975,000	Alcoa, Inc., 5.900%, 2/01/2027	965,221
257,000	Ally Financial, Inc., 6.750%, 12/01/2014	245,756
60,000	Ally Financial, Inc., 6.875%, 8/28/2012	61,125
63,000	Ally Financial, Inc., 7.000%, 2/01/2012	63,394
55,000	Ally Financial, Inc., 7.500%, 12/31/2013	55,825
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	117,390
1,946,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,707,615
720,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	635,400
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	64,135
26,244	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	24,145
615,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	591,698
145,000	Avnet, Inc., 6.000%, 9/01/2015	156,756
450,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019, (EUR)	422,191
115,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	102,598
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	16,112
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	5,379
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	16,765

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$60,000	Boston Scientific Corp., 7.000%, 11/15/2035	$70,150
1,865,000	CenturyLink, Inc., 6.450%, 6/15/2021	1,728,139
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	47,621
310,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	278,851
75,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	78,375
1,900,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021, 144A	1,463,000
21,019	CIT Group, Inc., 7.000%, 5/01/2014	21,439
119,429	CIT Group, Inc., 7.000%, 5/01/2015	118,533
199,049	CIT Group, Inc., 7.000%, 5/01/2016	193,078
278,673	CIT Group, Inc., 7.000%, 5/01/2017	270,313
300,000	Comcast Corp., 5.650%, 6/15/2035	314,049
772,108	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	737,363
190,000	CSX Corp., 6.250%, 3/15/2018	228,925
265,000	Cummins, Inc., 5.650%, 3/01/2098	253,828
160,000	Cummins, Inc., 7.125%, 3/01/2028	201,898
272,477	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	265,665
266,589	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	262,590
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	41,160
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	44,500
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,600
40,000	Eastman Kodak Co., 7.250%, 11/15/2013	10,000
200,000	Eastman Kodak Co., 9.750%, 3/01/2018, 144A	140,000
310,000	Eastman Kodak Co., 10.625%, 3/15/2019, 144A	220,100
250,000	Exelon Corp., 4.900%, 6/15/2015	270,598
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	152,250
25,000	Ford Motor Co., 6.375%, 2/01/2029	24,172
50,000	Ford Motor Co., 6.625%, 2/15/2028	49,625
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,089,103
40,000	Ford Motor Co., 7.125%, 11/15/2025	39,465
835,000	Ford Motor Co., 7.450%, 7/16/2031	942,615
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,054
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,362,763
845,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	887,250
905,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	987,545
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	931,817
80,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	81,400
45,000	General Electric Capital Corp., 5.625%, 5/01/2018	49,194
205,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	210,118
900,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	744,634
750,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	800,870
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	3,824,962
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	117,156
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	208,152
220,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	258,276
405,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	505,481
200,000	Gerdau Holdings, Inc., 7.000%, 1/20/2020, 144A	205,000

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$455,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	$416,208
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	63,573
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	149,325
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	429,794
20,000	HCA, Inc., 5.750%, 3/15/2014	19,500
90,000	HCA, Inc., 6.375%, 1/15/2015	87,525
225,000	HCA, Inc., 7.050%, 12/01/2027	187,875
245,000	HCA, Inc., 7.190%, 11/15/2015	237,650
90,000	HCA, Inc., 7.500%, 12/15/2023	81,000
250,000	HCA, Inc., 7.500%, 11/06/2033	213,125
1,495,000	HCA, Inc., 7.690%, 6/15/2025	1,345,500
395,000	HCA, Inc., 8.360%, 4/15/2024	378,212
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	174,525
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	64,875
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	495,730
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	120,959
1,265,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,099,528
1,255,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,204,800
250,000	iStar Financial, Inc., 5.150%, 3/01/2012	240,000
95,000	iStar Financial, Inc., 5.500%, 6/15/2012	90,963
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	53,900
405,000	iStar Financial, Inc., 5.875%, 3/15/2016	319,950
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	114,550
985,000	iStar Financial, Inc., 8.625%, 6/01/2013	896,350
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	28,000
950,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	824,125
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	4,875
64,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	53,760
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	15,150
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,200
95,000	Jefferies Group, Inc., 6.250%, 1/15/2036	86,177
375,000	Jefferies Group, Inc., 8.500%, 7/15/2019	417,068
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	96,200
15,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	7,688
375,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	286,406
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	14,100
1,090,000	Lennar Corp., Series B, 5.600%, 5/31/2015	991,900
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	50,600
235,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	216,494
6,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	5,925
30,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	27,900
110,000	Masco Corp., 6.500%, 8/15/2032	97,424
765,000	Masco Corp., 7.125%, 3/15/2020	741,313
75,000	Masco Corp., 7.750%, 8/01/2029	73,571
1,200,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	929,797
300,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	253,717

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$310,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	$238,700
410,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	342,350
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	353,645
2,500,000	Morgan Stanley, 5.750%, 1/25/2021	2,300,167
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	479,538
1,327,000	New Albertson’s, Inc., 7.450%, 8/01/2029	995,250
100,000	New Albertson’s, Inc., 7.750%, 6/15/2026	82,000
3,450,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,725,500
1,965,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,675,162
155,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	107,725
15,000	News America, Inc., 6.400%, 12/15/2035	16,243
935,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	885,912
30,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	29,175
250,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(e)	90,000
35,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(f)	36,050
50,000	Ohio Edison Co., 6.875%, 7/15/2036	61,991
565,000	Owens Corning, Inc., 6.500%, 12/01/2016	609,486
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	554,324
40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	41,000
47,000	Pulte Group, Inc., 5.200%, 2/15/2015	42,535
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	361,800
695,000	Pulte Group, Inc., 6.375%, 5/15/2033	483,025
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,281,600
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	562,250
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	414,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	55,800
560,000	Qwest Corp., 6.875%, 9/15/2033	529,200
115,000	Qwest Corp., 7.250%, 9/15/2025	110,975
600,000	Residential Capital LLC, 9.625%, 5/15/2015	465,000
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	92,207
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	22,456
1,600(†††††)	SLM Corp., 6.000%, 12/15/2043	32,220
120,000	SLM Corp., MTN, 5.050%, 11/14/2014	115,791
35,000	SLM Corp., MTN, 5.125%, 8/27/2012	34,984
228,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	223,184
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	8,788
115,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	115,005
75,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	73,810
265,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	211,018
625,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	650,105
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	292,000
100,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	92,000
300,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	280,500
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	219,000
330,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	282,150
200,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	183,750
400,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	288,000

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$294,000	Sprint Capital Corp., 6.875%, 11/15/2028	$219,765
420,000	Sprint Capital Corp., 6.900%, 5/01/2019	361,200
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	95,563
26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	22,360
265,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	201,400
250,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	335,564
820,000	Textron, Inc., 5.950%, 9/21/2021	857,718
1,431,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,216,350
3,150,000	TXU Corp., Series P, 5.550%, 11/15/2014	1,937,250
2,570,000	TXU Corp., Series Q, 6.500%, 11/15/2024	976,600
30,000	TXU Corp., Series R, 6.550%, 11/15/2034	11,100
2,700,000	U.S. Treasury Note, 0.375%, 6/30/2013	2,705,913
1,100,000	U.S. Treasury Note, 0.750%, 3/31/2013	1,108,635
7,250,000	U.S. Treasury Note, 0.875%, 1/31/2012	7,269,539
445,469	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	481,107
770,000	United States Steel Corp., 6.650%, 6/01/2037	592,900
50,000	USG Corp., 6.300%, 11/15/2016	36,625
230,000	USG Corp., 9.750%, 1/15/2018	184,863
5,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,082
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	122,562
85,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	116,512
100,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	118,573
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	64,207
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	314,156
125,000	Xerox Corp., 6.750%, 2/01/2017	143,465
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	23,159
250,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	311,481

		80,958,759

	Uruguay — 0.1%
3,923,246	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	161,669
4,466,650	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	226,060

		387,729

	Venezuela — 0.1%
800,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	366,000

	Total Non-Convertible Bonds (Identified Cost $130,437,719)	129,414,694

Convertible Bonds — 1.3%
	United States — 1.3%
125,000	Ford Motor Co., 4.250%, 11/15/2016	162,344
745,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(g)	697,506
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,323,281
430,000	iStar Financial, Inc., 0.746%, 10/01/2012(d)	376,250
365,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	358,156

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$195,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	$192,319
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(e)	256,925
200,000	NII Holdings, Inc., 3.125%, 6/15/2012	201,500
1,795,000	Old Republic International Corp., 3.750%, 3/15/2018	1,622,231
375,000	Omnicare, Inc., 3.750%, 12/15/2025	419,531
610,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	549,000
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	80,888

	Total Convertible Bonds (Identified Cost $6,153,801)	6,239,931

Municipals — 0.1%
	United States — 0.1%
415,000	State of Illinois, 5.100%, 6/01/2033	375,123
135,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(e)	89,058

	Total Municipals (Identified Cost $448,483)	464,181

	Total Bonds and Notes (Identified Cost $137,040,003)	136,118,806

Senior Loans — 0.0%
	United States — 0.0%
28,697	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(d)(h)	28,580
2,676	Sungard Data Systems, Inc., Tranche A, 1.977%, 2/28/2014(i)	2,576
55,993	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(d)	24,441

	Total Senior Loans (Identified Cost $107,632)	55,597

Shares
Preferred Stocks — 0.7%
Convertible Preferred Stocks — 0.6%
	United States — 0.6%
69,840	General Motors Co., Series B, 4.750%	2,449,987
820	Lucent Technologies Capital Trust I, 7.750%	676,500

	Total Convertible Preferred Stocks (Identified Cost $3,895,042)	3,126,487

Non-Convertible Preferred Stock — 0.1%
	United States — 0.1%
682	Ally Financial, Inc., Series G, 7.000%, 144A Total Non- Convertible Preferred Stocks (Identified Cost $145,366)	409,200

	Total Preferred Stocks (Identified Cost $4,040,408)	3,535,687

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 6.8%
$1,553	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000%, to be repurchased at $1,553 on 10/03/2011 collateralized by $5,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $5,115 including accrued interest (Note 2 of Notes to Financial Statements)	$1,553
32,295,691	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $32,295,691 on 10/03/2011 collateralized by $32,380,000 U.S. Treasury Note, 1.375% due 2/15/13 valued at $32,946,650 including accrued interest (Note 2 of Notes to Financial Statements)	32,295,691

	Total Short-Term Investments (Identified Cost $32,297,244)	32,297,244

	Total Investments — 98.7% (Identified Cost $485,136,573)(a)	467,110,099
	Other assets less liabilities — 1.3%	5,982,672

	Net Assets — 100.0%	$473,092,771

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.

(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $487,247,648 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,968,560
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(42,106,109)

	Net unrealized depreciation	$(20,137,549)

(b)	Non-income producing security.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(e)	Illiquid security. At September 30, 2011, the value of these securities amounted to $435,983 or 0.1% of net assets.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2011.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $24,587,200 or 5.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2011	Australian Dollar	500,000	$479,387	$33,173
Sell[1]	11/03/2011	Brazilian Real	250,000	131,969	21,311
Buy[2]	08/22/2012	Chinese Renminbi	11,630,000	1,833,802	(13,696)
Buy[3]	11/28/2011	Indian Rupee	24,300,000	492,218	(31,038)
Buy[4]	10/19/2011	Malaysian Ringgit	1,250,000	391,300	(12,643)
Buy[3]	12/12/2011	South Korean Won	780,000,000	659,565	(64,871)
Buy[1]	12/12/2011	South Korean Won	1,488,000,000	1,258,246	(122,472)

Total					$(190,236)

1 Counterparty is Credit Suisse.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Global Equity and Income Fund – (continued)

2 Counterparty is Morgan Stanley.

3 Counterparty is Barclays.

4 Counterparty is JPMorgan Chase.

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	6.2%
Beverages	6.0
Pharmaceuticals	4.4
Computers & Peripherals	4.1
Internet Software & Services	4.0
Commercial Banks	4.0
Software	3.9
Energy Equipment & Services	3.8
Machinery	3.5
Automotive	2.6
Aerospace & Defense	2.5
Chemicals	2.4
Non-Captive Diversified	2.2
Hotels, Restaurants & Leisure	2.1
Diversified Telecommunication Services	2.1
Other Investments, less than 2% each	38.1
Short-Term Investments	6.8

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	67.3%
British Pound	7.7
Euro	6.2
Brazilian Real	3.1
Danish Krone	2.3
Japanese Yen	2.3
Hong Kong Dollar	2.2
Other, less than 2% each	7.6

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Growth Fund

Shares	Description	Value (†)

Common Stocks — 99.8% of Net Assets
	Air Freight & Logistics — 6.9%
83,412	Expeditors International of Washington, Inc.	$3,382,357
66,060	United Parcel Service, Inc., Class B	4,171,689

		7,554,046

	Beverages — 4.4%
46,102	Coca-Cola Co. (The)	3,114,651
22,636	Diageo PLC, Sponsored ADR	1,718,752

		4,833,403

	Biotechnology — 6.3%
85,337	Amgen, Inc.	4,689,268
57,458	Gilead Sciences, Inc.(b)	2,229,371

		6,918,639

	Capital Markets — 8.4%
16,503	Franklin Resources, Inc.	1,578,347
54,171	Greenhill & Co., Inc.	1,548,749
80,854	Legg Mason, Inc.	2,078,756
263,192	SEI Investments Co.	4,047,893

		9,253,745

	Communications Equipment — 10.2%
386,267	Cisco Systems, Inc.	5,983,276
106,595	QUALCOMM, Inc.	5,183,715

		11,166,991

	Consumer Finance — 3.7%
89,666	American Express Co.	4,026,003

	Energy Equipment & Services — 2.4%
44,111	Schlumberger Ltd.	2,634,750

	Food Products — 3.8%
335,836	Danone S.A., Sponsored ADR	4,171,083

	Health Care Equipment & Supplies — 4.5%
49,141	Medtronic, Inc.	1,633,447
61,835	Zimmer Holdings, Inc.(b)	3,308,172

		4,941,619

	Household Products — 4.6%
26,891	Clorox Co. (The)	1,783,680
51,441	Procter & Gamble Co. (The)	3,250,042

		5,033,722

	Internet & Catalog Retail — 8.3%
35,456	Amazon.com, Inc.(b)	7,666,651
40,706	Blue Nile, Inc.(b)	1,436,108

		9,102,759

	Internet Software & Services — 5.8%
12,353	Google, Inc., Class A(b)	6,354,136

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)

	IT Services — 8.2%
36,595	Automatic Data Processing, Inc.	$1,725,454
84,974	Visa, Inc., Class A	7,283,972

		9,009,426

	Media — 1.8%
53,669	Omnicom Group, Inc.	1,977,166

	Multiline Retail — 0.3%
6,914	Target Corp.	339,063

	Pharmaceuticals — 5.7%
70,373	Merck & Co., Inc.	2,301,901
70,815	Novartis AG, ADR	3,949,352

		6,251,253

	Semiconductors & Semiconductor Equipment — 0.9%
14,317	Altera Corp.	451,415
17,158	Analog Devices, Inc.	536,187

		987,602

	Software — 10.9%
43,502	FactSet Research Systems, Inc.	3,870,373
90,089	Microsoft Corp.	2,242,315
204,008	Oracle Corp.	5,863,190

		11,975,878

	Specialty Retail — 2.7%
48,544	Home Depot, Inc. (The)	1,595,641
72,785	Lowe’s Cos., Inc.	1,407,662

		3,003,303

	Total Common Stocks (Identified Cost $105,407,052)	109,534,587

Principal Amount
Short-Term Investments — 0.2%
$225,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $225,975 on 10/03/2011 collateralized by $235,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $235,296 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $225,975)	225,975

	Total Investments — 100.0% (Identified Cost $105,633,027)(a)	109,760,562
	Other assets less liabilities — 0.0%	4,625

	Net Assets — 100.0%	$109,765,187

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Growth Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $106,441,892 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,918,201
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,599,531)

	Net unrealized appreciation	$3,318,670

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2011 (Unaudited)

Software	10.9%
Communications Equipment	10.2
Capital Markets	8.4
Internet & Catalog Retail	8.3
IT Services	8.2
Air Freight & Logistics	6.9
Biotechnology	6.3
Internet Software & Services	5.8
Pharmaceuticals	5.7
Household Products	4.6
Health Care Equipment & Supplies	4.5
Beverages	4.4
Food Products	3.8
Consumer Finance	3.7
Specialty Retail	2.7
Energy Equipment & Services	2.4
Other Investments, less than 2% each	3.0
Short-Term Investments	0.2

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks — 92.9% of Net Assets
	Aerospace & Defense — 1.8%
22,339	TransDigm Group, Inc.(b)	$1,824,426

	Biotechnology — 6.6%
42,288	Alexion Pharmaceuticals, Inc.(b)	2,708,969
18,839	Pharmasset, Inc.(b)	1,551,769
23,030	Regeneron Pharmaceuticals, Inc.(b)	1,340,346
25,819	Vertex Pharmaceuticals, Inc.(b)	1,149,978

		6,751,062

	Chemicals — 1.4%
11,852	CF Industries Holdings, Inc.	1,462,418

	Commercial Services & Supplies — 2.3%
28,380	Stericycle, Inc.(b)	2,290,834

	Communications Equipment — 0.9%
22,187	Acme Packet, Inc.(b)	944,944

	Electrical Equipment — 3.5%
35,494	Polypore International, Inc.(b)	2,006,121
27,292	Rockwell Automation, Inc.	1,528,352

		3,534,473

	Food & Staples Retailing — 2.0%
31,608	Whole Foods Market, Inc.	2,064,319

	Food Products — 7.5%
22,290	Diamond Foods, Inc.	1,778,519
25,510	Green Mountain Coffee Roasters, Inc.(b)	2,370,899
22,809	J.M. Smucker Co. (The)	1,662,548
26,273	Mead Johnson Nutrition Co.	1,808,371

		7,620,337

	Health Care Equipment & Supplies — 1.8%
4,937	Intuitive Surgical, Inc.(b)	1,798,450

	Health Care Providers & Services — 3.7%
68,217	HMS Holdings Corp.(b)	1,663,813
28,643	Humana, Inc.	2,083,205

		3,747,018

	Health Care Technology — 2.1%
38,643	SXC Health Solutions Corp.(b)	2,152,415

	Hotels, Restaurants & Leisure — 5.6%
61,385	Arcos Dorados Holdings, Inc., Class A	1,423,518
6,914	Chipotle Mexican Grill, Inc.(b)	2,094,596
19,018	Wynn Resorts Ltd.	2,188,592

		5,706,706

	Household Durables — 1.5%
29,101	Tempur-Pedic International, Inc.(b)	1,531,004

	Internet & Catalog Retail — 1.4%
3,201	Priceline.com, Inc.(b)	1,438,721

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)

	Internet Software & Services — 4.1%
13,799	LinkedIn Corp., Class A(b)	$1,077,426
18,680	MercadoLibre, Inc.	1,004,050
60,659	Rackspace Hosting, Inc.(b)	2,070,898

		4,152,374

	IT Services — 2.1%
40,617	Teradata Corp.(b)	2,174,228

	Life Sciences Tools & Services — 2.1%
14,868	Mettler-Toledo International, Inc.(b)	2,080,925

	Machinery — 0.8%
52,313	Titan International, Inc.	784,695

	Metals & Mining — 1.7%
27,575	Royal Gold, Inc.	1,766,455

	Multiline Retail — 3.5%
47,836	Dollar Tree, Inc.(b)	3,592,962

	Oil, Gas & Consumable Fuels — 5.9%
59,776	Brigham Exploration Co.(b)	1,509,942
24,841	Cabot Oil & Gas Corp.	1,537,906
33,936	Rosetta Resources, Inc.(b)	1,161,290
28,862	SM Energy Co.	1,750,480

		5,959,618

	Personal Products — 1.8%
20,703	Estee Lauder Cos., Inc. (The), Class A	1,818,552

	Pharmaceuticals — 3.1%
32,449	Perrigo Co.	3,151,122

	REITs - Apartments — 1.4%
12,529	AvalonBay Communities, Inc.	1,428,932

	REITs - Office Property — 1.4%
15,935	Boston Properties, Inc.	1,419,809

	Road & Rail — 2.0%
40,811	Kansas City Southern(b)	2,038,918

	Semiconductors & Semiconductor Equipment — 5.8%
81,321	ARM Holdings PLC, Sponsored ADR	2,073,685
56,458	Avago Technologies Ltd.	1,850,129
41,380	Ceva, Inc.(b)	1,005,948
141,083	ON Semiconductor Corp.(b)	1,011,565

		5,941,327

	Software — 4.2%
28,331	Informatica Corp.(b)	1,160,155
17,597	Salesforce.com, Inc.(b)	2,010,985
45,696	SuccessFactors, Inc.(b)	1,050,551

		4,221,691

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)

	Specialty Retail — 7.7%
32,848	Abercrombie & Fitch Co., Class A	$2,022,123
7,040	AutoZone, Inc.(b)	2,247,097
51,183	PetSmart, Inc.	2,182,955
23,035	Tiffany & Co.	1,400,989

		7,853,164

	Textiles, Apparel & Luxury Goods — 3.2%
18,846	Fossil, Inc.(b)	1,527,657
36,191	Lululemon Athletica, Inc.(b)	1,760,692

		3,288,349

	Total Common Stocks (Identified Cost $95,110,533)	94,540,248

Principal Amount
Short-Term Investments — 7.1%
$7,230,246	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $7,230,246 on 10/03/2011 collateralized by $7,165,000 U.S. Treasury Note, 1.500% due 12/31/2013 valued at $7,379,950, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,230,246)	7,230,246

	Total Investments — 100.0% (Identified Cost $102,340,779)(a)	101,770,494
	Other assets less liabilities — (0.0)%	(5,837)

	Net Assets — 100.0%	$101,764,657

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $103,261,014 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,559,961
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,050,481)

	Net unrealized depreciation	$(1,490,520)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Mid Cap Growth Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Specialty Retail	7.7%
Food Products	7.5
Biotechnology	6.6
Oil, Gas & Consumable Fuels	5.9
Semiconductors & Semiconductor Equipment	5.8
Hotels, Restaurants & Leisure	5.6
Software	4.2
Internet Software & Services	4.1
Health Care Providers & Services	3.7
Multiline Retail	3.5
Electrical Equipment	3.5
Textiles, Apparel & Luxury Goods	3.2
Pharmaceuticals	3.1
Commercial Services & Supplies	2.3
IT Services	2.1
Health Care Technology	2.1
Life Sciences Tools & Services	2.1
Food & Staples Retailing	2.0
Road & Rail	2.0
Other Investments, less than 2% each	15.9
Short-Term Investments	7.1

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Value Fund

Shares	Description	Value (†)

Common Stocks — 96.6% of Net Assets
	Aerospace & Defense — 2.8%
309,143	Honeywell International, Inc.	$13,574,469
317,828	Northrop Grumman Corp.	16,577,909

		30,152,378

	Auto Components — 1.4%
697,131	Goodyear Tire & Rubber Co. (The)(b)	7,034,052
321,744	Johnson Controls, Inc.	8,484,389

		15,518,441

	Automobiles — 0.8%
409,915	General Motors Co.(b)	8,272,085

	Beverages — 3.3%
651,759	Coca-Cola Enterprises, Inc.	16,215,764
329,309	PepsiCo, Inc.	20,384,227

		36,599,991

	Biotechnology — 1.4%
269,609	Amgen, Inc.	14,815,015

	Capital Markets — 4.4%
320,300	Ameriprise Financial, Inc.	12,607,008
495,525	Bank of New York Mellon Corp.	9,211,810
494,848	Legg Mason, Inc.	12,722,542
437,176	State Street Corp.	14,059,580

		48,600,940

	Chemicals — 1.2%
171,700	Air Products & Chemicals, Inc.	13,112,729

	Commercial Banks — 5.6%
1,190,472	Fifth Third Bancorp	12,023,767
343,999	PNC Financial Services Group, Inc.	16,577,312
563,235	U.S. Bancorp	13,258,552
803,313	Wells Fargo & Co.	19,375,909

		61,235,540

	Communications Equipment — 2.9%
1,780,205	Alcatel-Lucent, Sponsored ADR(b)	5,037,980
854,019	Cisco Systems, Inc.	13,228,754
328,301	Motorola Solutions, Inc.	13,755,812

		32,022,546

	Computers & Peripherals — 0.9%
27,315	Apple, Inc.(b)	10,411,932

	Construction Materials — 0.7%
276,995	Vulcan Materials Co.	7,633,982

	Consumer Finance — 1.5%
723,179	Discover Financial Services	16,589,726

	Diversified Financial Services — 4.4%
1,521,931	Bank of America Corp.	9,314,218

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — continued
599,534	Citigroup, Inc.	$15,360,061
786,121	JPMorgan Chase & Co.	23,677,964

		48,352,243

	Diversified Telecommunication Services — 3.4%
725,387	AT&T, Inc.	20,688,037
503,544	CenturyLink, Inc.	16,677,378

		37,365,415

	Electric Utilities — 3.2%
462,040	Edison International	17,673,030
593,773	PPL Corp.	16,946,281

		34,619,311

	Electrical Equipment — 1.0%
234,950	Cooper Industries PLC	10,835,894

	Energy Equipment & Services — 1.8%
329,957	Schlumberger Ltd.	19,708,332

	Food & Staples Retailing — 1.8%
572,935	CVS Caremark Corp.	19,239,157

	Food Products — 2.7%
307,730	Kellogg Co.	16,368,159
841,229	Sara Lee Corp.	13,754,094

		30,122,253

	Health Care Equipment & Supplies — 2.8%
382,477	Covidien PLC	16,867,236
399,110	Medtronic, Inc.	13,266,416

		30,133,652

	Health Care Providers & Services — 2.8%
465,541	HCA Holdings, Inc.(b)	9,385,307
461,375	UnitedHealth Group, Inc.	21,278,615

		30,663,922

	Independent Power Producers & Energy Traders — 1.4%
1,090,242	Calpine Corp.(b)	15,350,607

	Industrial Conglomerates — 1.8%
1,266,233	General Electric Co.	19,297,391

	Insurance — 3.4%
496,168	MetLife, Inc.	13,897,666
223,504	Travelers Cos., Inc. (The)	10,891,350
611,309	Unum Group	12,813,036

		37,602,052

	Internet & Catalog Retail — 1.2%
913,488	Liberty Interactive Corp., Class A(b)	13,492,218

	Internet Software & Services — 1.8%
482,041	AOL, Inc.(b)	5,784,492

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Internet Software & Services — continued
482,290	eBay, Inc.(b)	$14,222,732

		20,007,224

	Machinery — 2.8%
314,250	Eaton Corp.	11,155,875
290,390	Harsco Corp.	5,630,662
273,722	Stanley Black & Decker, Inc.	13,439,750

		30,226,287

	Media — 6.2%
392,725	CBS Corp., Class B	8,003,736
1,109,690	Comcast Corp., Class A	23,192,521
243,523	DIRECTV, Class A(b)	10,288,847
306,199	Omnicom Group, Inc.	11,280,371
382,480	Viacom, Inc., Class B	14,817,275

		67,582,750

	Multi Utilities — 1.3%
424,899	Public Service Enterprise Group, Inc.	14,178,880

	Oil, Gas & Consumable Fuels — 10.3%
258,007	Chevron Corp.	23,870,808
194,358	CONSOL Energy, Inc.	6,594,567
1,281,734	El Paso Corp.	22,404,710
397,171	ExxonMobil Corp.	28,846,530
369,781	Hess Corp.	19,398,711
195,183	SM Energy Co.	11,837,849

		112,953,175

	Paper & Forest Products — 0.4%
327,177	AbitibiBowater, Inc.(b)	4,907,655

	Pharmaceuticals — 7.1%
515,499	Bristol-Myers Squibb Co.	16,176,359
715,057	Merck & Co., Inc.	23,389,514
1,139,394	Pfizer, Inc.	20,144,486
542,951	Sanofi, Sponsored ADR	17,808,793

		77,519,152

	REITs — Diversified — 1.1%
765,649	Weyerhaeuser Co.	11,905,842

	Road & Rail — 1.2%
224,357	Norfolk Southern Corp.	13,690,264

	Semiconductors & Semiconductor Equipment — 1.1%
1,157,235	Applied Materials, Inc.	11,977,382

	Software — 3.0%
512,099	Microsoft Corp.	12,746,144
688,618	Oracle Corp.	19,790,881

		32,537,025

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Wireless Telecommunication Services — 1.7%
735,456	Vodafone Group PLC, Sponsored ADR	$18,864,446

	Total Common Stocks (Identified Cost $1,111,374,391)	1,058,097,834

Principal Amount
Short-Term Investments — 3.6%
$39,386,426	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $39,386,426 on 10/03/2011 collateralized by $39,485,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $40,175,988 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $39,386,426)	39,386,426

	Total Investments — 100.2% (Identified Cost $1,150,760,817)(a)	1,097,484,260
	Other assets less liabilities — (0.2)%	(2,076,712)

	Net Assets — 100.0%	$1,095,407,548

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $1,155,810,305 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$69,231,482
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(127,557,527)

	Net unrealized depreciation	$(58,326,045)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Value Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	7.1
Media	6.2
Commercial Banks	5.6
Capital Markets	4.4
Diversified Financial Services	4.4
Insurance	3.4
Diversified Telecommunication Services	3.4
Beverages	3.3
Electric Utilities	3.2
Software	3.0
Communications Equipment	2.9
Health Care Providers & Services	2.8
Machinery	2.8
Aerospace & Defense	2.8
Health Care Equipment & Supplies	2.8
Food Products	2.7
Other Investments, less than 2% each	25.5
Short-Term Investments	3.6

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities

September 30, 2011

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
ASSETS
Investments at cost	$485,136,573	$105,633,027	$102,340,779	$1,150,760,817
Net unrealized appreciation (depreciation)	(18,026,474)	4,127,535	(570,285)	(53,276,557)

Investments at value	467,110,099	109,760,562	101,770,494	1,097,484,260
Cash	54,079	—	—	—
Foreign currency at value (identified cost $1,826,812, $0, $0 and $0)	1,753,557	—	—	—
Receivable for Fund shares sold	1,820,215	12,429	481,267	2,039,237
Receivable for securities sold	15,346,809	660,151	7,217,600	9,774,981
Dividends and interest receivable	3,098,620	127,071	53,385	1,754,623
Unrealized appreciation on forward foreign currency contracts (Note 2)	54,484	—	—	—
Tax reclaims receivable	29,772	39,376	—	88,802

TOTAL ASSETS	489,267,635	110,599,589	109,522,746	1,111,141,903

LIABILITIES
Payable for securities purchased	13,686,992	547,611	7,477,775	13,104,078
Payable for Fund shares redeemed	1,645,110	41,165	77,793	1,678,154
Unrealized depreciation on forward foreign currency contracts (Note 2)	244,720	—	—	—
Management fees payable (Note 6)	393,296	46,632	64,408	469,952
Deferred Trustees’ fees (Note 6)	76,674	110,370	71,466	282,473
Administrative fees payable (Note 6)	19,036	4,338	4,095	43,703
Other accounts payable and accrued expenses	109,036	84,286	62,552	155,995

TOTAL LIABILITIES	16,174,864	834,402	7,758,089	15,734,355

NET ASSETS	$473,092,771	$109,765,187	$101,764,657	$1,095,407,548

NET ASSETS CONSIST OF:
Paid-in capital	$540,106,351	$198,044,102	$147,919,156	$1,197,344,162
Accumulated net investment (loss)/Undistributed net investment income	5,054,497	220,321	(71,466)	11,990,543
Accumulated net realized loss on investments, options written and foreign currency transactions	(53,755,846)	(92,626,771)	(45,512,748)	(60,650,600)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(18,312,231)	4,127,535	(570,285)	(53,276,557)

NET ASSETS	$473,092,771	$109,765,187	$101,764,657	$1,095,407,548

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

September 30, 2011

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$111,588,663	$26,716,076	$49,176,902	$126,788,877

Shares of beneficial interest	7,835,269	5,094,973	2,015,201	7,906,387

Net asset value and redemption price per share	$14.24	$5.24	$24.40	$16.04

Offering price per share (100/94.25 of net asset value) (Note 1)	$15.11	$5.56	$25.89	$17.02

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$2,609,362	$—	$2,036,755

Shares of beneficial interest	—	528,491	—	126,895

Net asset value and offering price per share	$—	$4.94	$—	$16.05

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$145,368,518	$10,262,309	$2,181,841	$8,996,197

Shares of beneficial interest	10,309,267	2,077,661	91,159	567,547

Net asset value and offering price per share	$14.10	$4.94	$23.93	$15.85

Class Y shares:
Net assets	$216,135,590	$70,177,440	$50,405,914	$957,584,359

Shares of beneficial interest	15,106,464	12,615,759	1,994,926	59,557,965

Net asset value, offering and redemption price per share	$14.31	$5.56	$25.27	$16.08

Admin Class shares:
Net assets	$—	$—	$—	$1,360

Shares of beneficial interest	—	—	—	85

Net asset value, offering and redemption price per share	$—	$—	$—	$16.00

See accompanying notes to financial statements.

|  54

Statements of Operations

For the Year Ended September 30, 2011

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$4,644,498	$1,591,081	$538,989 (a)	$25,702,697
Interest	7,451,701	—	—	—
Less net foreign taxes withheld	(328,722)	(35,753)	(1,674)	(302,782)

	11,767,477	1,555,328	537,315	25,399,915

Expenses
Management fees (Note 6)	3,346,185	566,290	929,737	6,121,595
Service and distribution fees (Note 6)	1,664,845	235,689	200,416	511,764
Administrative fees (Note 6)	207,132	52,614	57,598	568,761
Trustees’ fees and expenses (Note 6)	30,800	29,698	25,109	68,038
Transfer agent fees and expenses (Note 6)	319,431	178,419	136,782	1,881,308
Audit and tax services fees	53,474	42,824	56,090	35,555
Custodian fees and expenses	209,106	16,502	23,896	41,499
Legal fees	7,246	1,828	2,035	19,923
Registration fees	83,970	93,629	65,184	106,027
Shareholder reporting expenses	46,457	14,524	10,507	122,087
Miscellaneous expenses	30,048	10,431	18,287	37,374

Total expenses	5,998,694	1,242,448	1,525,641	9,513,931
Fee/expense recovery (Note 6)	85,398	—	—	—
Less waiver and/or expense reimbursement (Note 6)	—	—	(81,016)	—

Net expenses	6,084,092	1,242,448	1,444,625	9,513,931

Net investment income (loss)	5,683,385	312,880	(907,310)	15,885,984

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	42,124,625	6,408,021	29,787,319	26,999,839
Options written	—	—	(1,518,684)	—
Foreign currency transactions	(8,166)	—	6,858	—
Net change in unrealized appreciation (depreciation) on:
Investments	(73,457,518)	(5,147,611)	(23,020,182)	(91,039,296)
Options written	—	—	(111,228)	—
Foreign currency translations	(413,415)	—	—	—

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(31,754,474)	1,260,410	5,144,083	(64,039,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,071,089)	$1,573,290	$4,236,773	$(48,153,473)

(a)	Includes a non-recurring dividend of $165,704.

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$5,683,385	$4,895,993	$312,880	$(323,963)
Net realized gain on investments and foreign currency transactions	42,116,459	18,063,372	6,408,021	24,201,174
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(73,870,933)	28,908,742	(5,147,611)	(9,534,757)

Net increase (decrease) in net assets resulting from operations	(26,071,089)	51,868,107	1,573,290	14,342,454

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,363,693)	(1,152,275)	—	—
Class C	(1,202,095)	(1,701,697)	—	—
Class Y	(3,043,709)	(2,794,707)	—	—

Total distributions	(5,609,497)	(5,648,679)	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	186,170,302	22,778,290	8,413,669	(26,537,256)

Net increase (decrease) in net assets	154,489,716	68,997,718	9,986,959	(12,194,802)
NET ASSETS
Beginning of the year	318,603,055	249,605,337	99,778,228	111,973,030

End of the year	$473,092,771	$318,603,055	$109,765,187	$99,778,228

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$5,054,497	$3,780,052	$220,321	$(88,874)

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$(907,310)	$(328,650)	$15,885,984	$15,587,073
Net realized gain on investments, options written and foreign currency transactions	28,275,493	14,593,740	26,999,839	10,776,100
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(23,131,410)	7,166,808	(91,039,296)	(6,736,757)

Net increase (decrease) in net assets resulting from operations	4,236,773	21,431,898	(48,153,473)	19,626,416

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—	(1,714,073)	(1,044,591)
Class B	—	—	(8,769)	—
Class C	—	—	(44,845)	(22,715)
Class Y	—	—	(14,549,558)	(6,810,651)
Admin Class	—	—	(11)	—

Total distributions	—	—	(16,317,256)	(7,877,957)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(3,901,540)	(2,011,419)	226,492,861	211,104,442

Net increase in net assets	335,233	19,420,479	162,022,132	222,852,901
NET ASSETS
Beginning of the year	101,429,424	82,008,945	933,385,416	710,532,515

End of the year	$101,764,657	$101,429,424	$1,095,407,548	$933,385,416

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(71,466)	$(55,164)	$11,990,543	$12,741,138

See accompanying notes to financial statements.

57  |

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|  58

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
GLOBAL EQUITY AND INCOME FUND
Class A
9/30/2011	$14.72	$0.22	$(0.45)	$(0.23)	$(0.25)	$—	$(0.25)
9/30/2010	12.50	0.26	2.26	2.52	(0.30)	—	(0.30)
9/30/2009	11.65	0.36	0.74 (i)	1.10	(0.25)	(0.00)	(0.25)
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)
Class C
9/30/2011	14.59	0.10	(0.44)	(0.34)	(0.15)	—	(0.15)
9/30/2010	12.39	0.16	2.26	2.42	(0.22)	—	(0.22)
9/30/2009	11.51	0.28	0.75 (i)	1.03	(0.15)	(0.00)	(0.15)
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)
Class Y
9/30/2011	14.78	0.26	(0.45)	(0.19)	(0.28)	—	(0.28)
9/30/2010	12.54	0.29	2.28	2.57	(0.33)	—	(0.33)
9/30/2009	11.70	0.38	0.75 (i)	1.13	(0.29)	(0.00)	(0.29)
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

59  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$14.24	(1.67)	$111,589	1.24	(h)	1.24	(h)	1.41	65
—	14.72	20.61	64,367	1.25		1.29		1.96	99
—	12.50	10.27	44,669	1.25		1.34		3.56	114
0.00	11.65	(21.87)	67,647	1.25		1.27		1.74	133
0.00	15.83	29.05	28,927	1.25		1.37		1.44	78

—	14.10	(2.42)	145,369	1.99	(h)	1.99	(h)	0.64	65
—	14.59	19.79	109,455	2.00		2.04		1.21	99
—	12.39	9.40	96,208	2.00		2.09		2.82	114
0.00	11.51	(22.42)	124,178	2.00		2.02		1.04	133
0.00	15.70	27.99	60,179	2.00		2.11		0.69	78

—	14.31	(1.42)	216,136	0.99	(h)	0.99	(h)	1.65	65
—	14.78	21.02	144,780	1.00		1.04		2.20	99
—	12.54	10.49	108,728	1.00		1.01		3.79	114
0.00	11.70	(21.66)	120,322	0.99	(j)	0.99	(j)	2.06	133
0.00	15.87	29.36	80,824	1.00		1.02		1.70	78

(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes fee/expense recovery of 0.02%.
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
GROWTH FUND
Class A
9/30/2011	$5.14	$0.01	$0.09	$0.10	$—	$—	$—
9/30/2010	4.48	(0.01)	0.67	0.66	—	—	—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
Class B
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
Class C
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
Class Y
9/30/2011	5.43	0.03	0.10	0.13	—	—	—
9/30/2010	4.73	(0.00)	0.70	0.70	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

61  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$5.24	1.95	$26,716	1.14		1.14		0.23	16
5.14	14.73	29,901	1.19		1.20		(0.30)	163
4.48	(10.40)	33,207	1.25		1.31		(0.25)	191
4.99	(28.67)	156,841	1.10		1.10		(0.33)	179
7.01	20.03	228,629	1.14	(g)	1.14	(g)	(0.49)	134

4.94	1.44	2,609	1.89		1.89		(0.54)	16
4.87	13.79	4,086	1.93		1.95		(1.06)	163
4.28	(11.02)	5,397	2.00		2.12		(1.06)	191
4.81	(29.16)	9,553	1.85		1.85		(1.05)	179
6.79	19.12	28,258	1.85	(g)	1.85	(g)	(1.20)	134

4.94	1.44	10,262	1.89		1.89		(0.53)	16
4.87	13.79	12,493	1.93		1.95		(1.06)	163
4.28	(11.02)	16,336	2.00		2.12		(1.06)	191
4.81	(29.26)	27,743	1.85		1.85		(1.08)	179
6.80	19.09	39,157	1.88		1.88		(1.23)	134

5.56	2.21	70,177	0.89		0.89		0.49	16
5.43	15.01	53,299	0.93	(h)	0.95		(0.05)	163
4.73	(9.73)	57,033	0.75		0.75		0.18	191
5.24	(28.42)	75,389	0.66		0.66		0.11	179
7.32	20.39	124,663	0.67		0.67		(0.02)	134

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B shares, respectively.
(h)	Effective February 1, 2010, the expense limit increased to 1.00% for Class Y shares.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MID CAP GROWTH FUND
Class A*
9/30/2011	$23.76	$(0.23	)(f)	$0.87	$0.64	$—	$—	$—
9/30/2010	18.29	(0.09	)(g)	5.56	5.47	—	—	—
9/30/2009	21.12	(0.07	)(h)	(2.76)	(2.83)	—	—	—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—	—
9/30/2007	19.69	(0.16	)(i)	7.31	7.15	—	—	—
Class C
9/30/2011	23.47	(0.45	)(f)	0.91	0.46	—	—	—
9/30/2010	18.20	(0.18	)(g)	5.45	5.27	—	—	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—	—
Class Y*
9/30/2011	24.53	(0.17	)(f)	0.91	0.74	—	—	—
9/30/2010	18.84	(0.07	)(g)	5.76	5.69	—	—	—
9/30/2009	21.70	(0.05	)(h)	(2.81)	(2.86)	—	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—	—
9/30/2007	20.13	(0.11	)(i)	7.49	7.38	—	—	—

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

63  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment loss (%) (e)		Portfolio turnover rate (%)

$24.40	2.65 (f)	$49,177	1.25	(j)	1.32		(0.81	)(f)	204
23.76	29.91	67,639	1.25		1.46		(0.45	)(g)	191
18.29	(13.44)	54,951	1.25		1.52		(0.45	)(h)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299
26.84	36.31	30,654	1.25		1.43		(0.71)		194

23.93	1.96 (f)	2,182	2.01	(j)	2.08		(1.63	)(f)	204
23.47	28.96	34	2.00		2.24		(0.89	)(g)	191
18.20	20.29	1	2.00		2.24		(1.54)		292

25.27	2.98 (f)	50,406	1.00	(j)	1.07		(0.58	)(f)	204
24.53	30.20	33,757	1.00		1.22		(0.34	)(g)	191
18.84	(13.18)	27,057	1.00		1.12		(0.27	)(h)	292
21.70	(21.12)	25,779	1.00	(k)	1.00	(k)	(0.36)		299
27.51	36.66	24,143	1.00		1.10		(0.47)		194

(f)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.27), $(0.47) and $(0.20) for Class A, Class C and Class Y shares, respectively, total return would have been 2.53%, 1.79% and 2.81% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.96)%, (1.68)% and (0.70)% for Class A, Class C and Class Y shares, respectively.
(g)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), $(0.36) and $(0.16) for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)%, (1.74)% and (0.76)% for Class A, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(i)	Includes a non-recurring dividend of $0.02 per share.
(j)	Includes interest expense from bank overdraft charges of 0.01% for Class C and less than 0.01% for Classes A and Y. Without this expense the ratio of net expenses for Class C would have been 2.00%.
(k)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VALUE FUND
Class A*
9/30/2011	$16.78	$0.20		$(0.72)	$(0.52)	$(0.22)	$—	$(0.22)
9/30/2010	16.42	0.27	(g)	0.23	0.50	(0.14)	—	(0.14)
9/30/2009	17.93	0.23		(1.53)	(1.30)	(0.21)	—	(0.21)
9/30/2008	23.46	0.25		(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
9/30/2007	21.04	0.19		3.27	3.46	(0.13)	(0.91)	(1.04)
Class B
9/30/2011	16.77	0.06		(0.73)	(0.67)	(0.05)	—	(0.05)
9/30/2010	16.40	0.12	(g)	0.25	0.37	—	—	—
9/30/2009	17.80	0.14		(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10		(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
9/30/2007**	24.00	0.00		(0.54)	(0.54)	—	—	—
Class C
9/30/2011	16.58	0.06		(0.71)	(0.65)	(0.08)	—	(0.08)
9/30/2010	16.26	0.14	(g)	0.22	0.36	(0.04)	—	(0.04)
9/30/2009	17.79	0.12		(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09		(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
9/30/2007**	24.00	0.01		(0.55)	(0.54)	—	—	—
Class Y*
9/30/2011	16.82	0.25		(0.73)	(0.48)	(0.26)	—	(0.26)
9/30/2010	16.47	0.31	(g)	0.23	0.54	(0.19)	—	(0.19)
9/30/2009	18.01	0.28		(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32		(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27		3.27	3.54	(0.14)	(0.91)	(1.05)
Admin Class
9/30/2011	16.74	0.17		(0.73)	(0.56)	(0.18)	—	(0.18)
9/30/2010***	16.72	0.18	(g)	(0.16)	0.02	—	—	—

*	Prior to the close of business on June 1, 2007, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on June 1, 2007, through September 30, 2007.
***	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

65  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)		Portfolio turnover rate (%)

$16.04	(3.28)	$126,789	0.98		0.98		1.09		29
16.78	3.03	130,922	0.96		0.96		1.58	(g)	54
16.42	(6.97)	120,915	1.06		1.06		1.67		47
17.93	(19.01)	112,274	1.05		1.05		1.24		36	(h)
23.46	16.85	17,500	1.09	(i)	1.09	(i)	0.79		41

16.05	(4.05)	2,037	1.73		1.73		0.32		29
16.77	2.26	3,299	1.70		1.70		0.72	(g)	54
16.40	(7.62)	5,167	1.81		1.81		1.03		47
17.80	(19.65)	8,385	1.80	(j)	1.80	(j)	0.51		36	(h)
23.46	(2.25)	108	1.85		1.89		0.03		41

15.85	(4.00)	8,996	1.73		1.73		0.33		29
16.58	2.20	10,226	1.71		1.71		0.81	(g)	54
16.26	(7.60)	10,011	1.81		1.81		0.89		47
17.79	(19.62)	6,483	1.80	(j)	1.80	(j)	0.46		36	(h)
23.46	(2.25)	1,390	1.85		1.94		0.10		41

16.08	(3.05)	957,584	0.74		0.74		1.34		29
16.82	3.28	788,937	0.71		0.71		1.86	(g)	54
16.47	(6.66)	574,439	0.66		0.66		1.97		47
18.01	(18.67)	303,182	0.65		0.66		1.58		36	(h)
23.54	17.25	182,002	0.72	(i)	0.72	(i)	1.19		41

16.00	(3.48)	1	1.17		1.17		0.90		29
16.74	0.12	1	1.29		1.29		1.59	(g)	54

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02, $0.01, $0.18 and $0.05 for Class A, Class B, Class C, Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10%, 0.09%, 1.08% and 0.50% for Class A, Class B, Class C, Class Y and Admin Class shares, respectively.
(h)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(i)	Includes fee/expense recovery of 0.02% and 0.01% for Class A and Class Y shares, respectively.
(j)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2011

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were

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Notes to Financial Statements (continued)

September 30, 2011

liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value

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Notes to Financial Statements (continued)

September 30, 2011

as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2011, approximately 20% of the market value of Global Equity and Income Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities

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Notes to Financial Statements (continued)

September 30, 2011

transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore,

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Notes to Financial Statements (continued)

September 30, 2011

counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the year ended September 30, 2011, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, paydown gains and losses, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), defaulted bonds, premium amortization, deferred Trustees’ fees and expired capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark to

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Notes to Financial Statements (continued)

September 30, 2011

market, securities lending collateral gain/loss adjustment, wash sales, premium amortization, contingent payment debt instruments, basis adjustments for return of capital dividends received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$5,609,497	$—	$5,609,497	$5,648,679	$—	$5,648,679
Value Fund	16,317,256	—	16,317,256	7,877,957	—	7,877,957

As of September 30, 2011, the components of distributable earnings were as follows:

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Undistributed ordinary income	$5,362,526	$330,691	$—	$12,273,015
Undistributed long-term capital gains	—	—	—	—

Total undistributed earnings	5,362,526	330,691	—	12,273,015

Capital loss carryforward:
Expires September 30, 2016	—	(75,866)	—	—
Expires September 30, 2017	(13,460,729)	(57,062,095)	(26,022,721)	(1,676,396)
Expires September 30, 2018	(38,448,993)	(34,679,944)	(18,569,793)	(53,924,716)

Total capital loss carryforward	(51,909,722)	(91,817,905)	(44,592,514)	(55,601,112)
Deferred net capital losses (post-October 2010)	—	—	—	—
Unrealized appreciation (depreciation)	(20,372,221)	3,318,670	(1,490,520)	(58,326,045)

Total accumulated losses	$(66,919,417)	$(88,168,544)	$(46,083,034)	$(101,654,142)

Total capital loss carryforward utilized in the current year	$40,829,982	$6,069,000	$28,787,428	$25,163,619

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Notes to Financial Statements (continued)

September 30, 2011

The Growth Fund had $123,314 of capital loss carryforwards expire in the current year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of

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Notes to Financial Statements (continued)

September 30, 2011

their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

September 30, 2011

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$6,977,782	$—	$6,977,782
Brazil	19,009,376	—	—	19,009,376
British Virgin Islands	—	2,891,238	—	2,891,238
Canada	371,052	—	—	371,052
Cayman Islands	8,337,162	5,077,974	—	13,415,136
Chile	9,841,832	—	—	9,841,832
Denmark	—	10,887,080	—	10,887,080
France	—	6,128,354	—	6,128,354
Germany	—	8,430,943	—	8,430,943
Hong Kong	—	5,635,309	—	5,635,309
Japan	—	10,778,115	—	10,778,115
Korea	—	3,419,593	—	3,419,593
Mexico	3,306,544	—	—	3,306,544
Netherlands Antilles	4,493,787	—	—	4,493,787
Sweden	—	4,628,983	—	4,628,983
United Kingdom	5,554,026	33,710,008	—	39,264,034
United States	140,496,507	—	—	140,496,507
Virgin Islands	5,127,100	—	—	5,127,100

Total Common Stocks	196,537,386	98,565,379	—	295,102,765

Bonds and Notes
Non-Convertible Bonds
Korea	—	2,176,406	351,758	2,528,164
Supranationals	—	364,884	983,784	1,348,668
United States	32,220	80,916,539	10,000	80,958,759
All Other Non-Convertible Bonds(a)	—	44,579,103	—	44,579,103

Total Non-Convertible Bonds	32,220	128,036,932	1,345,542	129,414,694

Convertible Bonds(a)	—	6,239,931	—	6,239,931
Municipals(a)	—	464,181	—	464,181

Total Bonds and Notes	32,220	134,741,044	1,345,542	136,118,806

Senior Loans(a)	—	55,597	—	55,597
Preferred Stocks(a)	3,126,487	—	409,200	3,535,687
Short-Term Investments	—	32,297,244	—	32,297,244

Total Investments	199,696,093	265,659,264	1,754,742	467,110,099

Forward Foreign Currency Contracts (unrealized appreciation)	—	54,484	—	54,484

Total	$199,696,093	$265,713,748	$1,754,742	$467,164,583

75  |

Notes to Financial Statements (continued)

September 30, 2011

Global Equity and Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(244,720)	$—	$(244,720)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $664,200 was transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued at a market price in accordance with the Fund’s valuation policies.

Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$109,534,587	$—	$—	$109,534,587
Short-Term Investments	—	225,975	—	225,975

Total	$109,534,587	$225,975	$—	$109,760,562

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$94,540,248	$—	$—	$94,540,248
Short-Term Investments	—	7,230,246	—	7,230,246

Total	$94,540,248	$7,230,246	$—	$101,770,494

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  76

Notes to Financial Statements (continued)

September 30, 2011

Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$1,058,097,834	$—	$—	$1,058,097,834
Short-Term Investments	—	39,386,426	—	39,386,426

Total	$1,058,097,834	$39,386,426	$—	$1,097,484,260

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of September 30, 2011:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Korea	$368,686	$(692)	$—	$(16,236)	$—
Supranationals	—	810	—	(60,153)	1,043,127
United States	—	179	—	(24,479)	34,300
Preferred Stocks
Non-Convertible Preferred Stocks
United States	—	—	—	(204,707)	—

Total	$368,686	$297	$—	$(305,575)	$1,077,427

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$—	$—	$351,758	$(16,236)
Supranationals	—	—	—	983,784	(60,153)
United States	—	—	—	10,000	(24,479)
Preferred Stocks
Non-Convertible Preferred Stocks
United States	—	613,907	—	409,200	(204,707)

Total	$—	$613,907	$—	$1,754,742	$(305,575)

77  |

Notes to Financial Statements (continued)

September 30, 2011

A preferred stock valued at $613,907 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2011, Global Equity and Income Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns, and may use written put options to offset the cost of options used for hedging purposes. The Funds may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the year ended September 30, 2011, Mid Cap Growth Fund engaged in purchased put and written call options for hedging purposes, written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Global Equity and Income Fund and Mid Cap Growth Fund are parties to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

|  78

Notes to Financial Statements (continued)

September 30, 2011

Fund	Counterparty	Derivatives	Collateral Pledged
Global Equity and Income Fund	Barclays	$(95,909)	$—
	Credit Suisse	(67,988)	—
	JPMorgan Chase	(12,643)	—
	Morgan Stanley	(13,696)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Global Equity and Income Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2011, the maximum amount of loss that Global Equity and Income Fund would incur if counterparties failed to meet their obligations is $54,484 and the amount of loss that Global Equity and Income Fund would incur after taking into account master netting arrangements is $0. These amounts do not take into account the value of any collateral received by the Fund.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$54,484
Liabilities
Unrealized depreciation on forward foreign currency contracts	(244,720)

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$214,149
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(249,473)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

79  |

Notes to Financial Statements (continued)

September 30, 2011

Transactions in derivative instruments for Mid Cap Growth Fund during the year ended September 30, 2011 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$448,482
Options written	(1,518,684)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	358,504
Options written	(111,228)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards activity, as a percentage of net assets, for Global Equity and Income Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	1.06%
Highest Notional Amount Outstanding	1.25%
Lowest Notional Amount Outstanding	0.91%
Notional Amount Outstanding as of September 30, 2011	1.11%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

|  80

Notes to Financial Statements (continued)

September 30, 2011

The volume of options activity, as a percentage of net assets, for Mid Cap Growth Fund, based on month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2011:

Mid Cap Growth Fund*	Call Options Written	Put Options Written	Call Options Purchased	Put Options Purchased
Average Market Value of Underlying Securities	0.87%	1.21%	0.01%	1.94%
Highest Market Value of Underlying Securities	8.07%	8.07%	1.80%	10.19%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of September 30, 2011	0.00%	0.00%	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2010	1,126	$335,823
Options written	11,089	2,919,387
Options terminated in closing purchase transactions	(12,215)	(3,255,210)
Options exercised	—	—
Options expired	—	—

Outstanding at 9/30/2011	—	$—

5.  Purchases and Sales of Securities.  For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$412,482,995	$265,178,786
Growth Fund	27,123,933	18,058,228
Mid Cap Growth Fund	241,509,000	256,582,545
Value Fund	558,142,368	345,180,738

For the year ended September 30, 2011, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $16,183,147 and $5,841,107, respectively.

81  |

Notes to Financial Statements (continued)

September 30, 2011

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2011, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Equity and Income Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	1.00%	—
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  82

Notes to Financial Statements (continued)

September 30, 2011

For the year ended September 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Equity and Income Fund	$3,346,185	$—	$3,346,185	0.75%	0.75%
Growth Fund	566,290	—	566,290	0.50%	0.50%
Mid Cap Growth Fund	929,737	81,016	848,721	0.75%	0.68%
Value Fund	6,121,595	—	6,121,595	0.50%	0.50%

[1]	Management fee waivers are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class C	Class Y	Total
Global Equity and Income Fund	$18,769	$27,179	$39,450	$85,398

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

83  |

Notes to Financial Statements (continued)

September 30, 2011

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$245,314	$—	$354,883	$—	$—	$1,064,648	$—
Growth Fund	75,554	8,788	31,246	—	26,365	93,736	—
Mid Cap Growth Fund	187,045	—	3,343	—	—	10,028	—
Value Fund	368,614	7,558	28,229	2	22,672	84,685	4

|  84

Notes to Financial Statements (continued)

September 30, 2011

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Global Equity and Income Fund	$207,132
Growth Fund	52,614
Mid Cap Growth Fund	57,598
Value Fund	568,761

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$279,118
Growth Fund	58,835
Mid Cap Growth Fund	112,649
Value Fund	1,696,042

85  |

Notes to Financial Statements (continued)

September 30, 2011

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2011, were as follows:

Fund	Commissions
Global Equity and Income Fund	$787,418
Growth Fund	24,334
Mid Cap Growth Fund	15,132
Value Fund	53,504

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended September 30, 2011, Loomis Sayles reimbursed Global Equity and Income Fund $332 for losses incurred in connection with a trading error.

|  86

Notes to Financial Statements (continued)

September 30, 2011

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$23,796
Growth Fund	3,042
Mid Cap Growth Fund	28,358
Value Fund	65,340

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  At September 30, 2011, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Global Equity and Income Fund	2.84%	1.86%
Growth Fund	5.75%	11.10%
Mid Cap Growth Fund	8.25%	9.12%
Value Fund	0.67%	1.10%

87  |

Notes to Financial Statements (continued)

September 30, 2011

From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2011, certain Funds had shareholder accounts that comprised more than 5% of the Fund’s total outstanding shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record. The number of shareholder accounts owning more than 5% of total outstanding shares of a fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholder Accounts	Percentage of Ownership
Global Equity and Income Fund	2	42.23%
Growth Fund	4	32.60%
Mid Cap Growth Fund	1	29.01%

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,840,219	$93,587,527	2,185,512	$29,116,463
Issued in connection with the reinvestment of distributions	72,247	1,114,772	73,498	923,132
Redeemed	(2,449,449)	(38,839,952)	(1,460,708)	(18,916,251)

Net change	3,463,017	$55,862,347	798,302	$11,123,344

Class C
Issued from the sale of shares	4,630,760	$73,457,166	1,778,019	$23,110,162
Issued in connection with the reinvestment of distributions	29,527	453,530	53,353	667,977
Redeemed	(1,854,383)	(29,059,321)	(2,091,087)	(27,231,329)

Net change	2,805,904	$44,851,375	(259,715)	$(3,453,190)

Class Y
Issued from the sale of shares	9,009,593	$143,819,801	3,286,223	$43,183,799
Issued in connection with the reinvestment of distributions	117,939	1,824,523	145,986	1,836,503
Redeemed	(3,819,207)	(60,187,744)	(2,307,485)	(29,912,166)

Net change	5,308,325	$85,456,580	1,124,724	$15,108,136

Increase (decrease) from capital share transactions	11,577,246	$186,170,302	1,663,311	$22,778,290

|  88

Notes to Financial Statements (continued)

September 30, 2011

11.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	789,422	$4,312,824	843,820	$4,085,570
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,515,900)	(8,531,709)	(2,435,871)	(11,723,591)

Net change	(726,478)	$(4,218,885)	(1,592,051)	$(7,638,021)

Class B
Issued from the sale of shares	12,241	$64,046	26,879	$126,650
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(322,361)	(1,716,414)	(449,262)	(2,069,094)

Net change	(310,120)	$(1,652,368)	(422,383)	$(1,942,444)

Class C
Issued from the sale of shares	174,419	$922,261	131,088	$596,834
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(659,616)	(3,529,748)	(1,381,682)	(6,253,716)

Net change	(485,197)	$(2,607,487)	(1,250,594)	$(5,656,882)

Class Y
Issued from the sale of shares	4,020,714	$24,184,766	1,951,737	$9,949,238
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,211,579)	(7,292,357)	(4,207,016)	(21,249,147)

Net change	2,809,135	$16,892,409	(2,255,279)	$(11,299,909)

Increase (decrease) from capital share transactions	1,287,340	$8,413,669	(5,520,307)	$(26,537,256)

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Notes to Financial Statements (continued)

September 30, 2011

11.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
Mid Cap Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,466,372	$40,418,776	1,543,225	$34,666,538
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,298,231)	(65,461,720)	(1,700,694)	(35,573,122)

Net change	(831,859)	$(25,042,944)	(157,469)	$(906,584)

Class C
Issued from the sale of shares	98,542	$2,756,174	2,038	$43,089
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(8,837)	(239,677)	(650)	(13,453)

Net change	89,705	$2,516,497	1,388	$29,636

Class Y
Issued from the sale of shares	1,071,985	$31,656,798	303,029	$6,515,222
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(453,103)	(13,031,891)	(363,286)	(7,649,693)

Net change	618,882	$18,624,907	(60,257)	$(1,134,471)

Increase (decrease) from capital share transactions	(123,272)	$(3,901,540)	(216,338)	$(2,011,419)

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Notes to Financial Statements (continued)

September 30, 2011

11. Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010*
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,915,039	$35,613,722	2,979,169	$49,942,924
Issued in connection with the reinvestment of distributions	88,461	1,648,032	60,746	1,001,699
Redeemed	(1,900,272)	(35,517,239)	(2,599,420)	(43,052,197)

Net change	103,228	$1,744,515	440,495	$7,892,426

Class B
Issued from the sale of shares	11,718	$225,248	19,365	$325,859
Issued in connection with the reinvestment of distributions	438	8,207	—	—
Redeemed	(81,989)	(1,540,415)	(137,739)	(2,333,285)

Net change	(69,833)	$(1,306,960)	(118,374)	$(2,007,426)

Class C
Issued from the sale of shares	207,950	$3,898,637	202,556	$3,401,414
Issued in connection with the reinvestment of distributions	1,601	29,658	939	15,401
Redeemed	(258,633)	(4,682,108)	(202,655)	(3,347,711)

Net change	(49,082)	$(753,813)	840	$69,104

Class Y
Issued from the sale of shares	21,675,948	$394,526,208	24,167,438	$406,626,788
Issued in connection with the reinvestment of distributions	734,748	13,695,698	379,395	6,260,027
Redeemed	(9,761,611)	(181,413,250)	(12,514,723)	(207,737,479)

Net change	12,649,085	$226,808,656	12,032,110	$205,149,336

Admin Class
Issued from the sale of shares	27	$502	60	$1,002
Issued in connection with the reinvestment of distributions	1	11	—	—
Redeemed	(3)	(50)	—	—

Net change	25	$463	60	$1,002

Increase (decrease) from capital share transactions	12,633,423	$226,492,861	12,355,131	$211,104,442

*	From commencement of operations on February 1, 2010 through September 30, 2010 for Admin Class shares.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund (formerly Loomis Sayles Global Markets Fund), Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  92

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	11.95%
Value	100.00%

Qualified Dividend Income.  For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 2003 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[1,3] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[4] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis, Sayles and Company, L.P. Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trust and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  98

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$267.4 million

Market Conditions

The period began positively, as prospects for global economic growth appeared to be in place. Nevertheless, the markets began to struggle following a multitude of shocks, including a devastating earthquake and tsunami in Japan, which caused negative growth in the world’s third largest economy and disrupted the global supply chain, unrest in the Middle East and Northern Africa, which caused oil to spike above $100 a barrel, and Standard & Poor’s downgrade of the United States’ long-term credit rating. In Europe, the sovereign-debt crisis sent fears through the region’s banking system further roiling markets. These headwinds, coupled with weaker-than-anticipated U.S. economic data, led to an increase in market volatility as the second half of the period unfolded. Small-cap stocks were hit especially hard during the market volatility.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 7.34%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -1.12% for the period.

Explanation of Fund Performance

Robust stock selection in most sectors drove the fund’s outperformance. Relative to the benchmark, only the financial services sector underperformed, and the lagging results were due primarily to stock selection. Overall, positions in the consumer discretionary, producer durables, energy and materials and processing sectors made the greatest contributions to the fund’s 12-month relative return. In terms of individual holdings, Pharmasset, IPG Photonics and Ulta Salon Cosmetics & Fragrance were among the fund’s top performers. Pharmasset, a biotechnology company, advanced during the period after reporting multiple strong quarters and releasing positive data relating to its hepatitis C treatment, which was effective in 98% of patients participating in a recent clinical trial. Fiber laser

1  |

manufacturer IPG Photonics, a long-time holding of the fund, performed well after reporting a strong fourth quarter resulting from higher-than-expected revenues. Beauty products retailer Ulta Salon Cosmetics & Fragrance’s shares rose sharply from new product launches leading to successful penetration of their existing customer base and success in acquiring new customers.

On a sector basis, financial services was the only negative performer. In terms of individual holdings, Newpark Resources, Nektar Therapeutics and Dice Holdings were among the largest detractors from fund performance. Newpark Resources, a drilling services company, declined after reporting earnings that fell short of estimates, as a large customer reduced their usage of a Newpark product. Shares of Nektar Therapeutics, a biopharmaceutical company, declined after the company decided not to add a financial partner to help develop its cancer drug. The company raised capital to fund the drug’s development, which diluted earnings and caused the stock to sell off. In addition, shares of career services company Dice Holdings declined as the employment outlook weakened, which put pressure on Dice’s key business segments.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies, earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively valued relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	7.34%	4.65%	5.48%
Retail Class (Inception 12/31/96)	7.16	4.40	5.23

Comparative Performance
Russell 2000 Growth Index(c)	-1.12	0.96	5.45
Russell 2000 Index(c)	-3.53	-1.02	6.12
Lipper Small-Cap Growth Funds Index(c)	-1.10	0.27	4.52
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 1.03% Retail: 1.28%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 to September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$845.0 million

Market Conditions

Small cap value stocks began the period with robust gains in late 2010 and early 2011, only to see markets reverse in the late spring and summer of 2011. Initial gains were fueled by a modest improvement in U.S. business conditions and investor optimism stemming from continued accommodation from the Federal Reserve Board. The subsequent decline was triggered by moderating economic data points and renewed concerns over global sovereign debt, the European banking sector, and the lack of political initiative to solve these problems. Nearly all sectors in the Russell 2000 Value Index declined during the period, with economically sensitive sectors suffering the most. Utilities were the only sector to record a material gain for the 12-month period, aided by higher dividend yields and less sensitivity to economic trends.

Performance Results

For the 12 months ended September 30, 2011, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned -1.88%. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned -5.99% for the period.

Explanation of Fund Performance

Favorable stock selection in the producer durables, financial services and consumer discretionary sectors drove the fund’s relative outperformance, offsetting a slight shortfall in the materials and processing sector. The leading stocks during the period included Baldor Electric, a manufacturer of industrial electric motors and power transmission products. Baldor was among the fund’s largest holdings during the fourth quarter of 2010, when the company announced a merger agreement with Switzerland-based power and automation engineering company ABB Ltd. Another leading performer was DFC Global Corporation, a provider of consumer loans, including pawn and payday lending services. The company has maintained strong earnings growth through international expansion and a

|  4

growing available market due to traditional banks cutting back on consumer lending services. Genesco Inc., a specialty retailer of footwear and headwear, also was a leading contributor. The company’s shares advanced after earnings exceeded expectations and the company announced a potentially promising international acquisition.

Among the worst individual performers were industrial battery supplier EnerSys Inc., specialty chemical manufacturer Ferro Corporation., and hotel real estate investment trust Hersha Hospitality. All three stocks declined on mounting concerns about economic growth and the potential for reduced earnings.

In terms of absolute performance, a positive contribution was achieved within the producer durables and consumer discretionary sectors, offset by a negative contribution from materials & processing and financial services.

Outlook

The market remains highly responsive to and strongly influenced by macroeconomic and related geopolitical considerations, and we think it’s unlikely this pattern will change in the near term. It appears corporate earnings growth rates have peaked. For certain sectors, industries and many companies: earnings actually may decline in the year ahead. We also believe much of this bad news already has been priced into the market. Stock market valuation indicators point to equities being attractively priced relative to history, and equity valuations appear especially attractive relative to interest rates. While our long-term conviction in equities remains intact, especially at these low historical valuation levels, the near to intermediate term could offer a wide range of outcomes and continued volatility.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

5  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

September 30, 2011

	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	-1.88%	0.55%	7.22%
Retail Class (Inception 12/31/96)	-2.12	0.31	6.96
Admin Class (Inception 1/2/98)	-2.40	0.04	6.69

Comparative Performance
Russell 2000 Value Index(c)	-5.99	-3.08	6.47
Russell 2000 Index(c)	-3.53	-1.02	6.12
Lipper Small-Cap Core Funds Index(c)	-2.54	0.26	6.52

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.96% Retail: 1.21% Admin: 1.46%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

September 30, 2001 to September 30, 2011(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$810.50	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

Retail Class
Actual	$1,000.00	$809.80	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.96% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/2011 – 9/30/2011
Actual	$1,000.00	$778.00	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$777.10	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$776.00	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of

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funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was attributable, to a significant

11  |

extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that although the Fund’s performance lagged that of its relevant peer group for certain recent periods, performance was stronger when compared to the Fund’s relevant performance benchmark; and (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.7% of Net Assets

	Aerospace & Defense – 2.4%
60,185	HEICO Corp.	$2,963,510
160,695	Hexcel Corp.(b)	3,561,001

		6,524,511

	Air Freight & Logistics – 1.4%
57,775	Atlas Air Worldwide Holdings, Inc.(b)	1,923,330
68,723	HUB Group, Inc., Class A(b)	1,942,799

		3,866,129

	Auto Components – 1.7%
196,986	Amerigon, Inc.(b)	2,507,632
78,838	Tenneco, Inc.(b)	2,019,041

		4,526,673

	Biotechnology – 3.1%
84,556	Cepheid, Inc.(b)	3,283,310
84,410	Cubist Pharmaceuticals, Inc.(b)	2,981,361
137,162	Incyte Corp. Ltd.(b)	1,916,153

		8,180,824

	Building Products – 0.6%
204,644	NCI Building Systems, Inc.(b)	1,547,109

	Capital Markets – 2.5%
102,159	Evercore Partners, Inc., Class A	2,329,225
104,582	Financial Engines, Inc.(b)	1,893,980
91,736	Stifel Financial Corp.(b)	2,436,508

		6,659,713

	Commercial Banks – 1.9%
58,796	Signature Bank(b)	2,806,333
59,482	SVB Financial Group(b)	2,200,834

		5,007,167

	Commercial Services & Supplies – 2.6%
148,959	Mobile Mini, Inc.(b)	2,448,886
133,826	Waste Connections, Inc.	4,525,995

		6,974,881

	Construction & Engineering – 0.8%
128,529	MasTec, Inc.(b)	2,263,396

	Consumer Finance – 1.0%
62,573	First Cash Financial Services, Inc.(b)	2,624,937

	Diversified Consumer Services – 0.9%
92,548	K12, Inc.(b)	2,356,272

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Financial Services – 1.0%
93,208	MSCI, Inc., Class A(b)	$2,826,999

	Electrical Equipment – 0.9%
43,056	Polypore International, Inc.(b)	2,433,525

	Electronic Equipment, Instruments & Components – 2.6%
46,299	IPG Photonics Corp.(b)	2,011,229
149,293	Maxwell Technologies, Inc.(b)	2,748,484
83,786	Measurement Specialties, Inc.(b)	2,175,084

		6,934,797

	Energy Equipment & Services – 3.2%
73,262	C&J Energy Services, Inc.(b)	1,204,427
44,253	Lufkin Industries, Inc.	2,354,702
347,434	Newpark Resources, Inc.(b)	2,115,873
81,263	Oceaneering International, Inc.	2,871,835

		8,546,837

	Food & Staples Retailing – 1.1%
76,237	Fresh Market, Inc. (The)(b)	2,909,204

	Food Products – 0.8%
25,990	Diamond Foods, Inc.	2,073,742

	Health Care Equipment & Supplies – 5.9%
59,397	Cyberonics, Inc.(b)	1,680,935
173,627	DexCom, Inc.(b)	2,083,524
164,904	Insulet Corp.(b)	2,516,435
107,574	Masimo Corp.	2,328,977
95,650	NxStage Medical, Inc.(b)	1,995,259
86,239	Tornier NV(b)	1,767,037
113,049	Volcano Corp.(b)	3,349,642

		15,721,809

	Health Care Providers & Services – 6.9%
49,567	Catalyst Health Solutions, Inc.(b)	2,859,520
173,616	Hanger Orthopedic Group, Inc.(b)	3,279,606
174,753	HMS Holdings Corp.(b)	4,262,226
36,344	MWI Veterinary Supply, Inc.(b)	2,501,194
144,289	PSS World Medical, Inc.(b)	2,841,051
171,036	Team Health Holdings, Inc.(b)	2,808,411

		18,552,008

	Health Care Technology – 1.7%
82,771	SXC Health Solutions Corp.(b)	4,610,345

	Hotels, Restaurants & Leisure – 2.0%
25,791	Panera Bread Co., Class A(b)	2,680,717
204,966	Texas Roadhouse, Inc.	2,709,650

		5,390,367

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 0.9%
44,346	Tempur-Pedic International, Inc.(b)	$2,333,043

	Internet & Catalog Retail – 0.8%
55,525	Shutterfly, Inc.(b)	2,286,520

	Internet Software & Services – 5.1%
74,549	Ancestry.com, Inc.(b)	1,751,901
122,882	Constant Contact, Inc.(b)	2,124,630
166,132	DealerTrack Holdings, Inc.(b)	2,603,288
195,308	Dice Holdings, Inc.(b)	1,527,309
63,486	Liquidity Services, Inc.(b)	2,035,996
33,174	OpenTable, Inc.(b)	1,526,336
120,870	Vocus, Inc.(b)	2,025,781

		13,595,241

	IT Services – 0.9%
210,608	InterXion Holding NV(b)	2,487,281

	Life Sciences Tools & Services – 0.8%
96,838	Luminex Corp.(b)	2,146,898

	Machinery – 4.1%
54,116	Chart Industries, Inc.(b)	2,282,072
84,356	RBC Bearings, Inc.(b)	2,867,260
82,027	Robbins & Myers, Inc.	2,847,157
101,793	Westport Innovations, Inc.(b)	2,944,872

		10,941,361

	Media – 0.9%
159,329	MDC Partners, Inc., Class A	2,297,524

	Oil, Gas & Consumable Fuels – 3.9%
97,948	Approach Resources, Inc.(b)	1,664,136
82,154	Brigham Exploration Co.(b)	2,075,210
82,388	Oasis Petroleum, Inc.(b)	1,839,724
66,821	Rosetta Resources, Inc.(b)	2,286,615
78,703	World Fuel Services Corp.	2,569,653

		10,435,338

	Pharmaceuticals – 2.8%
134,350	Aegerion Pharmaceuticals, Inc.(b)	1,702,215
106,374	Auxilium Pharmaceuticals, Inc.(b)	1,594,546
95,775	Impax Laboratories, Inc.(b)	1,715,330
89,532	Questcor Pharmaceuticals, Inc.(b)	2,440,642

		7,452,733

	Professional Services – 5.3%
79,206	Advisory Board Co. (The)(b)	5,111,163
104,325	Corporate Executive Board Co. (The)	3,108,885

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – continued
54,510	CoStar Group, Inc.(b)	$2,832,885
82,322	FTI Consulting, Inc.(b)	3,030,273

		14,083,206

	Road & Rail – 1.0%
57,354	Genesee & Wyoming, Inc., Class A(b)	2,668,108

	Semiconductors & Semiconductor Equipment – 6.5%
79,277	Cavium, Inc.(b)	2,141,272
102,989	Ceva, Inc.(b)	2,503,663
64,719	Cymer, Inc.(b)	2,406,252
53,329	EZchip Semiconductor Ltd.(b)	1,771,589
54,107	Hittite Microwave Corp.(b)	2,635,011
35,891	Netlogic Microsystems, Inc.(b)	1,726,716
61,930	Power Integrations, Inc.	1,895,677
70,501	Silicon Laboratories, Inc.(b)	2,362,489

		17,442,669

	Software – 9.0%
169,816	Allot Communications Ltd.(b)	1,655,706
172,687	Ariba, Inc.(b)	4,785,157
60,587	CommVault Systems, Inc.(b)	2,245,354
59,369	Concur Technologies, Inc.(b)	2,209,714
92,578	QLIK Technologies, Inc.(b)	2,005,240
100,447	RealPage, Inc.(b)	2,054,141
127,932	Sourcefire, Inc.(b)	3,423,460
111,043	SuccessFactors, Inc.(b)	2,552,879
67,735	Ultimate Software Group, Inc.(The)(b)	3,164,579

		24,096,230

	Specialty Retail – 5.6%
151,881	Asbury Automotive Group, Inc.(b)	2,504,518
62,514	DSW, Inc., Class A	2,886,896
97,376	Hibbett Sports, Inc.(b)	3,300,073
91,065	Lumber Liquidators Holdings, Inc.(b)	1,375,081
41,207	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,564,312
63,935	Vitamin Shoppe, Inc.(b)	2,393,726

		15,024,606

	Textiles, Apparel & Luxury Goods – 3.1%
33,947	Deckers Outdoor Corp.(b)	3,165,897
101,786	G-III Apparel Group Ltd.(b)	2,326,828
46,841	PVH Corp.	2,728,020

		8,220,745

	Total Common Stocks (Identified Cost $258,763,531)	256,042,748

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.0%
$10,586,037	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $10,586,037 on 10/03/2011 collateralized by $10,785,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $10,798,575 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $10,586,037)	$10,586,037

	Total Investments – 99.7% (Identified Cost $269,349,568)(a)	266,628,785
	Other assets less liabilities – 0.3%	793,664

	Net Assets – 100.0%	$267,422,449

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $269,670,904 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$23,376,035
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(26,418,154)

	Net unrealized depreciation	$(3,042,119)

(b)	Non-income producing security.

Industry Summary at September 30, 2011 (Unaudited)

Software	9.0%
Health Care Providers & Services	6.9
Semiconductors & Semiconductor Equipment	6.5
Health Care Equipment & Supplies	5.9
Specialty Retail	5.6
Professional Services	5.3
Internet Software & Services	5.1
Machinery	4.1
Oil, Gas & Consumable Fuels	3.9
Energy Equipment & Services	3.2
Textiles, Apparel & Luxury Goods	3.1
Biotechnology	3.1
Pharmaceuticals	2.8
Commercial Services & Supplies	2.6
Electronic Equipment, Instruments & Components	2.6
Capital Markets	2.5
Aerospace & Defense	2.4
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	19.1
Short-Term Investments	4.0

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Air Freight & Logistics – 0.2%
52,301	Atlas Air Worldwide Holdings, Inc.(b)	$1,741,100

	Auto Components – 1.1%
459,158	Dana Holding Corp.(b)	4,821,159
172,744	Tenneco, Inc.(b)	4,423,974

		9,245,133

	Building Products – 1.0%
147,180	Armstrong World Industries, Inc.	5,068,879
376,559	Griffon Corp.(b)	3,080,253

		8,149,132

	Capital Markets – 1.7%
777,711	Fifth Street Finance Corp.	7,248,266
269,619	Stifel Financial Corp.(b)	7,161,081

		14,409,347

	Chemicals – 4.2%
300,663	Chemtura Corp.(b)	3,015,650
642,823	Ferro Corp.(b)	3,953,361
230,016	Koppers Holdings, Inc.	5,890,710
80,553	Minerals Technologies, Inc.	3,968,846
282,814	Olin Corp.	5,093,480
421,127	Omnova Solutions, Inc.(b)	1,507,635
228,186	WR Grace & Co.(b)	7,598,594
285,865	Zep, Inc.	4,293,692

		35,321,968

	Commercial Banks – 8.1%
587,102	BancorpSouth, Inc.	5,154,756
618,248	Cathay General Bancorp	7,035,662
181,773	City National Corp.	6,863,748
495,700	CVB Financial Corp.	3,811,933
556,621	First Financial Bancorp	7,681,370
160,056	IBERIABANK Corp.	7,532,235
379,315	Pinnacle Financial Partners, Inc.(b)	4,149,706
2,604,324	Popular, Inc.(b)	3,906,486
183,036	Prosperity Bancshares, Inc.	5,981,616
180,927	Signature Bank(b)	8,635,646
299,455	Wintrust Financial Corp.	7,728,934

		68,482,092

	Commercial Services & Supplies – 4.8%
351,957	KAR Auction Services, Inc.(b)	4,262,199
336,098	McGrath Rentcorp	7,995,771
567,866	Rollins, Inc.	10,624,773

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – continued
406,373	Standard Parking Corp.(b)	$6,355,674
130,259	Team, Inc.(b)	2,732,834
247,808	Waste Connections, Inc.	8,380,867

		40,352,118

	Communications Equipment – 1.9%
229,374	ADTRAN, Inc.	6,069,236
318,695	Brocade Communications Systems, Inc.(b)	1,376,763
853,097	Harmonic, Inc.(b)	3,634,193
205,280	NETGEAR, Inc.(b)	5,314,699

		16,394,891

	Construction & Engineering – 0.3%
168,632	MYR Group, Inc.(b)	2,974,668

	Consumer Finance – 2.4%
182,778	Cash America International, Inc.	9,350,922
506,243	DFC Global Corp.(b)	11,061,410

		20,412,332

	Distributors – 0.4%
109,064	Core-Mark Holding Co., Inc.(b)	3,340,630

	Diversified Financial Services – 1.6%
309,746	MarketAxess Holdings, Inc.	8,059,591
346,060	PHH Corp.(b)	5,564,645

		13,624,236

	Electric Utilities – 2.9%
178,898	ALLETE, Inc.	6,553,034
131,699	ITC Holdings Corp.	10,197,454
224,693	UIL Holdings Corp.	7,399,140

		24,149,628

	Electrical Equipment – 3.5%
151,992	AZZ, Inc.	5,892,730
287,466	EnerSys(b)	5,755,069
130,525	Global Power Equipment Group, Inc.(b)	3,037,317
449,943	II-VI, Inc.(b)	7,874,002
169,536	Thomas & Betts Corp.(b)	6,766,182

		29,325,300

	Electronic Equipment, Instruments & Components – 4.3%
134,768	Cognex Corp.	3,653,560
359,931	GSI Group, Inc.(b)	2,764,270
168,298	Littelfuse, Inc.	6,767,263
537,821	Methode Electronics, Inc.	3,996,010

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
246,260	Rofin-Sinar Technologies, Inc.(b)	$4,728,192
122,746	Rogers Corp.(b)	4,803,051
278,194	ScanSource, Inc.(b)	8,223,415
127,627	TTM Technologies, Inc.(b)	1,213,733

		36,149,494

	Energy Equipment & Services – 2.3%
289,873	Helix Energy Solutions Group, Inc.(b)	3,797,336
120,001	Lufkin Industries, Inc.	6,385,253
269,710	Oceaneering International, Inc.	9,531,552

		19,714,141

	Food & Staples Retailing – 1.1%
75,937	Casey’s General Stores, Inc.	3,314,650
410,633	Spartan Stores, Inc.	6,356,599

		9,671,249

	Food Products – 2.6%
112,798	Corn Products International, Inc.	4,426,194
535,716	Darling International, Inc.(b)	6,744,664
100,125	Fresh Del Monte Produce, Inc.	2,322,900
168,066	J & J Snack Foods Corp.	8,075,571

		21,569,329

	Gas Utilities – 1.2%
381,155	UGI Corp.	10,012,942

	Health Care Equipment & Supplies – 1.3%
155,947	SurModics, Inc.(b)	1,419,118
112,062	Teleflex, Inc.	6,025,574
85,911	West Pharmaceutical Services, Inc.	3,187,298

		10,631,990

	Health Care Providers & Services – 2.1%
116,531	MEDNAX, Inc.(b)	7,299,502
271,045	Vanguard Health Systems, Inc.(b)	2,753,817
206,504	WellCare Health Plans, Inc.(b)	7,843,022

		17,896,341

	Hotels, Restaurants & Leisure – 2.0%
107,958	Churchill Downs, Inc.	4,213,601
89,415	Cracker Barrel Old Country Store, Inc.	3,583,753
95,722	Six Flags Entertainment Corp.	2,653,414
222,622	Wyndham Worldwide Corp.	6,346,953

		16,797,721

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 1.2%
163,170	Jarden Corp.	$4,611,184
405,244	La-Z-Boy, Inc.(b)	3,002,858
117,495	Leggett & Platt, Inc.	2,325,226

		9,939,268

	Industrial Conglomerates – 0.8%
137,270	Raven Industries, Inc.	6,616,414

	Insurance – 3.5%
446,540	Employers Holdings, Inc.	5,697,851
326,467	HCC Insurance Holdings, Inc.	8,830,932
108,309	ProAssurance Corp.	7,800,414
156,558	Reinsurance Group of America, Inc., Class A	7,193,840

		29,523,037

	Internet & Catalog Retail – 0.5%
127,655	HSN, Inc.(b)	4,229,210

	Internet Software & Services – 1.0%
144,398	IAC/InterActiveCorp(b)	5,710,941
341,227	Perficient, Inc.(b)	2,497,782

		8,208,723

	IT Services – 1.1%
234,247	Wright Express Corp.(b)	8,910,756

	Leisure Equipment & Products – 0.3%
554,470	Callaway Golf Co.	2,866,610

	Life Sciences Tools & Services – 0.5%
155,622	Pharmaceutical Product Development, Inc.	3,993,261

	Machinery – 4.7%
334,348	Actuant Corp., Class A	6,603,373
146,584	Alamo Group, Inc.	3,047,481
439,916	Albany International Corp., Class A	8,028,467
402,453	Altra Holdings, Inc.(b)	4,656,381
308,158	Commercial Vehicle Group, Inc.(b)	2,024,598
283,740	John Bean Technologies Corp.	4,046,133
54,759	Middleby Corp. (The)(b)	3,858,319
139,684	RBC Bearings, Inc.(b)	4,747,859
49,107	Wabtec Corp.	2,596,287

		39,608,898

	Marine – 0.8%
121,016	Kirby Corp.(b)	6,370,282

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 2.6%
137,892	Arbitron, Inc.	$4,561,468
186,322	John Wiley & Sons, Inc., Class A	8,276,423
149,604	Liberty Media Corp. - Liberty Starz, Class A(b)	9,508,830

		22,346,721

	Metals & Mining – 1.6%
102,828	Haynes International, Inc.	4,467,876
560,885	Horsehead Holding Corp.(b)	4,161,767
154,083	Reliance Steel & Aluminum Co.	5,240,363

		13,870,006

	Multiline Retail – 0.6%
486,031	Fred’s, Inc. Class A	5,181,090

	Oil, Gas & Consumable Fuels – 2.3%
149,607	Berry Petroleum Co., Class A	5,293,096
349,136	Cloud Peak Energy, Inc.(b)	5,917,855
506,035	Energy Partners Ltd.(b)	5,601,807
678,926	Magnum Hunter Resources Corp.(b)	2,247,245

		19,060,003

	Paper & Forest Products – 0.5%
67,695	Deltic Timber Corp.	4,040,038

	Pharmaceuticals – 0.9%
287,573	Impax Laboratories, Inc.(b)	5,150,432
296,279	Obagi Medical Products, Inc.(b)	2,687,251

		7,837,683

	REITs - Apartments – 3.8%
277,338	American Campus Communities, Inc.	10,319,747
124,279	Home Properties, Inc.	7,054,076
133,984	Mid-America Apartment Communities, Inc.	8,068,517
309,208	UDR, Inc.	6,845,865

		32,288,205

	REITs - Diversified – 1.5%
364,429	DuPont Fabros Technology, Inc.	7,175,607
185,220	Potlatch Corp.	5,838,134

		13,013,741

	REITs - Healthcare – 0.8%
427,396	Omega Healthcare Investors, Inc.	6,808,418

	REITs - Hotels – 0.7%
1,629,443	Hersha Hospitality Trust	5,637,873

	REITs - Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	8,819,681

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs - Single Tenant – 0.9%
290,796	National Retail Properties, Inc.	$7,813,689

	REITs - Storage – 1.5%
707,732	CubeSmart	6,036,954
180,366	Sovran Self Storage, Inc.	6,704,204

		12,741,158

	Road & Rail – 1.8%
121,198	Genesee & Wyoming, Inc., Class A(b)	5,638,131
218,510	Old Dominion Freight Line, Inc.(b)	6,330,235
163,188	Werner Enterprises, Inc.	3,399,206

		15,367,572

	Semiconductors & Semiconductor Equipment – 1.8%
965,558	Lattice Semiconductor Corp.(b)	5,069,179
278,294	Semtech Corp.(b)	5,872,003
373,453	Teradyne, Inc.(b)	4,111,718

		15,052,900

	Software – 1.8%
322,712	Monotype Imaging Holdings, Inc.(b)	3,914,497
320,750	Progress Software Corp.(b)	5,629,162
420,295	SS&C Technologies Holdings, Inc.(b)	6,006,016

		15,549,675

	Specialty Retail – 4.0%
169,583	Genesco, Inc.(b)	8,738,612
1,077,563	Hot Topic, Inc.	8,221,806
219,819	RadioShack Corp.	2,554,297
175,920	Rent-A-Center, Inc.	4,829,004
554,071	Sally Beauty Holdings, Inc.(b)	9,197,578

		33,541,297

	Textiles, Apparel & Luxury Goods – 0.8%
160,273	Kenneth Cole Productions, Inc., Class A(b)	1,719,729
418,305	Movado Group, Inc.	5,094,955

		6,814,684

	Thrifts & Mortgage Finance – 1.2%
216,184	BankUnited, Inc.	4,487,980
557,049	Capitol Federal Financial, Inc.	5,882,437

		10,370,417

	Trading Companies & Distributors – 0.8%
290,065	H&E Equipment Services, Inc.(b)	2,393,036
299,808	Rush Enterprises, Inc., Class A(b)	4,245,282

		6,638,318

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Water Utilities – 0.5%
272,189	Middlesex Water Co.	$4,646,266

	Total Common Stocks (Identified Cost $783,582,072)	818,071,676

Closed End Investment Companies – 0.9%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	7,268,921

Principal Amount

Short-Term Investments – 3.1%
$26,703,466	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $26,703,466 on 10/03/2011 collateralized by $26,770,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $27,238,475 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $26,703,466)	26,703,466

	Total Investments – 100.8% (Identified Cost $817,396,241)(a)	852,044,063
	Other assets less liabilities—(0.8)%	(7,022,971)

	Net Assets – 100.0%	$845,021,092

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $818,658,243 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$116,877,704
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(83,491,884)

	Net unrealized appreciation	$33,385,820

(b)	Non-income producing security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of  September 30, 2011

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2011 (Unaudited)

Commercial Banks	8.1%
Commercial Services & Supplies	4.8
Machinery	4.7
Electronic Equipment, Instruments & Components	4.3
Chemicals	4.2
Specialty Retail	4.0
REITs – Apartments	3.8
Insurance	3.5
Electrical Equipment	3.5
Electric Utilities	2.9
Media	2.6
Food Products	2.6
Consumer Finance	2.4
Energy Equipment & Services	2.3
Oil, Gas & Consumable Fuels	2.3
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	37.6
Short-Term Investments	3.1

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Statements of Assets and Liabilities

September 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$269,349,568	$817,396,241
Net unrealized appreciation (depreciation)	(2,720,783)	34,647,822

Investments at value	266,628,785	852,044,063
Receivable for Fund shares sold	790,188	809,440
Receivable for securities sold	3,282,377	895,003
Dividends receivable	2,900	1,038,817

TOTAL ASSETS	270,704,250	854,787,323

LIABILITIES
Payable for securities purchased	2,461,160	6,795,534
Payable for Fund shares redeemed	482,225	2,190,936
Management fees payable (Note 5)	189,542	498,561
Deferred Trustees’ fees (Note 5)	69,983	141,018
Administrative fees payable (Note 5)	10,464	34,363
Other accounts payable and accrued expenses	68,427	105,819

TOTAL LIABILITIES	3,281,801	9,766,231

NET ASSETS	$267,422,449	$845,021,092

NET ASSETS CONSIST OF:
Paid-in capital	$297,408,833	$867,065,886
Distributions in excess of net investment income/Accumulated net investment (loss)	(69,983)	(141,018)
Accumulated net realized loss on investments	(27,195,618)	(56,551,598)
Net unrealized appreciation (depreciation) on investments	(2,720,783)	34,647,822

NET ASSETS	$267,422,449	$845,021,092

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$154,312,625	$431,761,314

Shares of beneficial interest	10,243,263	19,308,454

Net asset value, offering and redemption price per share	$15.06	$22.36

Retail Class:
Net assets	$113,109,824	$347,759,400

Shares of beneficial interest	7,791,683	15,710,385

Net asset value, offering and redemption price per share	$14.52	$22.14

Admin Class:
Net assets	$—	$65,500,378

Shares of beneficial interest	—	3,015,902

Net asset value, offering and redemption price per share	$—	$21.72

See accompanying notes to financial statements.

27  |

Statements of Operations

For the Year Ended September 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$426,462	$12,766,557 (a)
Less net foreign taxes withheld	(4,900)	—

	421,562	12,766,557

Expenses
Management fees (Note 5)	1,692,500	7,809,927
Service and distribution fees (Note 5)	284,823	1,484,623
Administrative fees (Note 5)	104,735	483,829
Trustees’ fees and expenses (Note 5)	26,536	48,139
Transfer agent fees and expenses (Notes 5 and 6)	252,076	1,264,012
Audit and tax services fees	37,707	43,244
Custodian fees and expenses	31,125	40,668
Legal fees	3,654	16,884
Registration fees	50,274	65,746
Shareholder reporting expenses	19,737	116,288
Miscellaneous expenses	10,875	34,263

Total expenses	2,514,042	11,407,623
Fee/expense recovery (Note 5)	29,470	—
Less waiver and/or expense reimbursement (Note 5)	(27,094)	(551,088)

Net expenses	2,516,418	10,856,535

Net investment income (loss)	(2,094,856)	1,910,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	24,546,166	92,685,709
Net change in unrealized appreciation (depreciation) on:
Investments	(32,206,864)	(102,463,891)

Net realized and unrealized loss on investments	(7,660,698)	(9,778,182)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,755,554)	$(7,868,160)

(a)	Includes a non-recurring dividend of $465,154.

See accompanying notes to financial statements.

|  28

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$(2,094,856)	$(1,245,082)	$1,910,022	$3,463,326
Net realized gain on investments	24,546,166	14,954,786	92,685,709	58,619,537
Net change in unrealized appreciation (depreciation) on investments	(32,206,864)	10,136,058	(102,463,891)	34,774,717

Net increase (decrease) in net assets resulting from operations	(9,755,554)	23,845,762	(7,868,160)	96,857,580

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(3,276,433)	(1,798,397)
Retail Class	—	—	(1,768,636)	(522,660)
Admin Class	—	—	(178,569)	—

Total distributions	—	—	(5,223,638)	(2,321,057)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	149,332,650	(17,035,340)	(54,117,495)	(150,208,179)

Net increase (decrease) in net assets	139,577,096	6,810,422	(67,209,293)	(55,671,656)
NET ASSETS
Beginning of the year	127,845,353	121,034,931	912,230,385	967,902,041

End of the year	$267,422,449	$127,845,353	$845,021,092	$912,230,385

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(69,983)	$(53,431)	$(141,018)	$2,319,360

See accompanying notes to financial statements.

29  |

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|  30

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund
Institutional Class
9/30/2011	$14.03	$(0.13)		$1.16 (g)	$1.03	$—	$—	$—
9/30/2010	11.58	(0.11	)(i)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(j)	3.93	3.87	—	—	—
Retail Class
9/30/2011	13.55	(0.18)		1.15 (g)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(i)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(j)	3.83	3.74	—	—	—

Small Cap Value Fund
Institutional Class
9/30/2011	$22.93	$0.09	(k)	$(0.50)	$(0.41)	$(0.16)	$—	$(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(l)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(j)(m)	4.29	4.41	(0.17)	(3.16)	(3.33)
Retail Class
9/30/2011	22.71	0.02	(k)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(l)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(j)(m)	4.28	4.32	(0.10)	(3.16)	(3.26)
Admin Class
9/30/2011	22.30	(0.04	)(k)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(l)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(j)(m)	4.22	4.19	(0.04)	(3.16)	(3.20)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

31  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$—	$15.06	7.34		$154,313	0.98	(h)	0.98	(h)	(0.78)		76
—	14.03	21.16		52,501	1.00		1.06		(0.85	)(i)	69
—	11.58	(11.40)		45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)		44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25		28,088	1.00		1.23		(0.47)		83

—	14.52	7.16		113,110	1.25		1.27		(1.07)		76
—	13.55	20.87		75,344	1.25		1.39		(1.10	)(i)	69
—	11.21	(11.66)		75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)		79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94		20,924	1.25		1.50		(0.66)		83

$—	$22.36	(1.88	)(k)	$431,761	0.90		0.93		0.33	(k)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61
0.00	28.77	17.02		534,776	0.89		0.89		0.43		57

—	22.14	(2.12	)(k)	347,759	1.15		1.22		0.08	(k)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61
0.00	28.52	16.74		465,055	1.15		1.24		0.15		57

—	21.72	(2.40	)(k)	65,500	1.40		1.52		(0.17	)(k)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41		76,783	1.40		1.56		(0.10)		57

(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(j)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(k)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(l)	Includes a non-recurring dividend of $0.02 per share.
(m)	Includes a non-recurring dividend of $0.05 per share.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2011

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued

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September 30, 2011

at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT

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Notes to Financial Statements – continued

September 30, 2011

distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as expired capital loss carryforwards, distributions in excess of current earnings, net operating losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 were as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	5,223,638	—	5,223,638	2,321,057	—	2,321,057

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	—

Capital loss carryforward:
Expires September 30, 2017	(14,995,800)	—
Expires September 30, 2018	(11,878,485)	(55,289,597)

Total capital loss carryforward	(26,874,285)	(55,289,597)
Deferred net capital losses (post-October 2010)	—	—
Unrealized appreciation (depreciation)	(3,042,116)	33,385,821

Total accumulated losses	$(29,916,401)	$(21,903,776)

Capital loss carryforward utilized in the current year	$(24,342,443)	$(91,474,906)

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Notes to Financial Statements – continued

September 30, 2011

The Small Cap Growth Fund had $34,940,597 of capital loss carryforwards expire in the current year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their

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September 30, 2011

duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$256,042,748	$—	$—	$256,042,748
Short-Term Investments	—	10,586,037	—	10,586,037

Total	$256,042,748	$10,586,037	$—	$266,628,785

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$818,071,676	$—	$—	$818,071,676
Closed End Investment Companies	7,268,921	—	—	7,268,921
Short-Term Investments	—	26,703,466	—	26,703,466

Total	$825,340,597	$26,703,466	$—	$852,044,063

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements – continued

September 30, 2011

4.  Purchases and Sales of Securities. For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$304,753,106	$165,116,650
Small Cap Value Fund	426,899,177	491,443,524

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$1,692,500	0.75%
Small Cap Value Fund	7,809,927	0.75%

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Notes to Financial Statements – continued

September 30, 2011

For the year ended September 30, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$27,094	$—	$27,094
Small Cap Value Fund	133,329	316,740	101,019	551,088

1Expense reimbursements are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$29,470	$—	$29,470

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with

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Notes to Financial Statements – continued

September 30, 2011

respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$284,823	$—
Small Cap Value Fund	205,471	1,073,681	205,471

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$104,735
Small Cap Value Fund	483,829

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid its transfer agent had each customer’s

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September 30, 2011

shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$80,104	$82,827	$—
Small Cap Value Fund	480,211	577,864	152,883

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates. For the year ended September 30, 2011, Loomis Sayles reimbursed Small Cap Growth Fund $36 for losses incurred in connection with a trading error.

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September 30, 2011

6.  Class Specific Expenses. For the year ended September 30, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$83,934	$168,142	$—
Small Cap Value Fund	495,430	611,177	157,405

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$23,926
Small Cap Value Fund	124,396

9.  Concentration of Ownership. At September 30, 2011, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Small Cap Growth Fund	2.01%	2.37%
Small Cap Value Fund	1.04%	1.90%

From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2011, one shareholder account comprised more than 5% of Small Cap Value Fund’s total outstanding shares, representing 25.73% of the Fund’s net assets, based on accounts that represent more than 5% of an individual class of shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record.

43  |

Notes to Financial Statements – continued

September 30, 2011

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,270,565	$142,244,743	942,038	$12,157,438
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,769,935)	(30,230,462)	(1,134,399)	(14,055,822)

Net change	6,500,630	$112,014,281	(192,361)	$(1,898,384)

Retail Class
Issued from the sale of shares	5,486,059	$91,670,428	1,649,726	$20,206,682
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(3,253,098)	(54,352,059)	(2,822,162)	(35,343,638)

Net change	2,232,961	$37,318,369	(1,172,436)	$(15,136,956)

Increase (decrease) from capital share transactions	8,733,591	$149,332,650	(1,364,797)	$(17,035,340)

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Notes to Financial Statements – continued

September 30, 2011

10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,546,529	$95,137,414	2,602,888	$56,206,503
Issued in connection with the reinvestment of distributions	114,244	3,053,733	80,409	1,643,559
Redeemed	(4,186,397)	(112,560,971)	(7,355,313)	(156,910,081)

Net change	(525,624)	$(14,369,824)	(4,672,016)	$(99,060,019)

Retail Class
Issued from the sale of shares	2,574,140	$67,167,049	1,882,548	$40,646,183
Issued in connection with the reinvestment of distributions	66,486	1,762,558	25,691	521,021
Redeemed	(3,836,066)	(101,096,155)	(3,929,781)	(84,156,249)

Net change	(1,195,440)	$(32,166,548)	(2,021,542)	$(42,989,045)

Admin Class
Issued from the sale of shares	1,061,267	$27,365,871	995,292	$21,022,763
Issued in connection with the reinvestment of distributions	5,109	133,140	—	—
Redeemed	(1,344,604)	(35,080,134)	(1,389,922)	(29,181,878)

Net change	(278,228)	$(7,581,123)	(394,630)	$(8,159,115)

Increase (decrease) from capital share transactions	(1,999,292)	$(54,117,495)	(7,088,188)	$(150,208,179)

45  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of

Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

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2011 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Qualified Dividend Income. For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

47  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

49  |

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trusts; Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trusts; Mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[2] (1965)***	Trustee since 2011 President of Loomis Sayles Funds II; Executive Vice President of Loomis Sayles Funds I	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

51  |

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2011

Loomis Sayles Investment Grade Bond Fund

Management Discussion page 1

Investment Results page 3

Portfolio of Investments page  13

Financial Statements page 33

Loomis Sayles Investment Grade Bond Fund

Management Discussion

Managers:

Daniel Fuss, CFA, CIC

Associate Managers:

Matthew J. Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in below investment-grade fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Admin Class	LIGAX
Class J	LIGJX

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) second large-scale asset purchase program, known as quantitative easing. Non-Treasury securities were the primary beneficiaries of the program, and commercial mortgage-backed securities (CMBS), high-yield bonds and equity-sensitive convertible bonds posted robust returns at the start of the year. The rally stalled in the summer months, after Standard & Poor’s downgraded U.S. government debt, the European sovereign debt situation worsened and economic data suggested a possible slowdown in global growth. Investors shunned risk during the third quarter of 2011, and a sudden flight to quality drove down U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 3.47% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 5.14% for the period. It also underperformed the 3.53% average return of its peer group, the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

Duration strategy aided the fund’s performance during the period. (Duration measures price sensitivity to interest rate changes.) We extended the fund’s duration through the start of 2011, which boosted performance when rates on U.S. Treasuries plummeted. (When interest rates fall, funds with longer durations tend to experience greater price appreciation.) In addition, modest out-of-benchmark allocations to asset-backed securities (ABS) and CMBS helped the fund’s return, primarily due to strong security selection. A substantial currency allocation to commodity-rich nations, including Canada, New Zealand and Australia, continued to provide strong returns. Exposure to Canadian sovereign debt was a notable contributor, benefiting from the market’s flight to quality.

1  |

The fund’s out-of-benchmark allocations to high-yield and convertible bonds detracted most from returns. These securities sold off as investors lost confidence in the outlook for global growth and faced persistent negative news throughout the third quarter of 2011. An underweight in U.S. Treasuries also hurt performance, as the sector posted robust returns during the flight to quality late in the period. A position in investment-grade corporate bonds had a mixed impact on performance. Weakness in the financials sector (primarily among banking, communication, and finance names) offset our strong security selection in the industrials and utilities sectors (led by natural gas, capital goods and supranational names).

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the U.S. and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, and the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the U.S. will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong, and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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Loomis Sayles Investment Grade Bond Fund

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,3

September 30, 2001 through September 30, 2011

3  |

Average Annual Total Returns — September 30, 20113

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	3.47%	7.59%	8.61%
With 4.50% Maximum Sales Charge	-1.18	6.61	8.10

Class B (Inception 9/12/03)[1]
NAV	2.70	6.69	7.68
With CDSC[2]	-2.12	6.38	7.68

Class C (Inception 9/12/03)[1]
NAV	2.71	6.79	7.74
With CDSC[2]	1.75	6.79	7.74

Class Y (Inception 12/31/96)
NAV	3.81	7.86	8.91

Admin Class (Inception 2/1/10)[1]
NAV	3.26	7.17	8.08

Class J (Inception 5/24/99)
NAV	3.05	7.07	8.10
With 3.50% Sales Charge	-0.52	6.31	7.71

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index	5.14	6.52	5.74
Morningstar Intermediate-Term Bond Fund Avg.	3.53	5.63	5.10

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

NOTES TO CHARTS

See page 6 for a description of the index/average.

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. From 12/18/00 to 1/31/02, during which time Retail Class shares were not outstanding, performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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Credit Quality	% of Net Assets as of 9/30/11
Aaa	20.7
Aa	6.4
A	22.1
Baa	38.7
Ba	3.4
B	1.6
Caa & Lower	0.3
Not Rated	0.0
Short-term and other	6.8

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/11
1 year or less	12.9
1-5 years	22.8
5-10 years	46.1
10+ years	18.2
Average Effective Maturity	8.4

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[1]	Net Expense Ratio[2]
A	0.81%	0.81%
B	1.56	1.56
C	1.56	1.56
Y	0.56	0.56
Admin	1.06	1.06
J	1.30	1.30

1	Before fee waivers and/or expense reimbursements.

2	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

5  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS:

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,010.10	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class B
Actual	$1,000.00	$1,006.30	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class C
Actual	$1,000.00	$1,006.30	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class Y
Actual	$1,000.00	$1,011.30	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Admin Class
Actual	$1,000.00	$1,009.00	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
Class J
Actual	$1,000.00	$1,008.40	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 1.57%, 0.57%, 1.08% and 1.30% for Class A, B, C, Y, Admin Class and Class J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group of funds,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2011. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by Natixis Asset Management Advisors, L.P. and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund currently has an expense cap in place, although the current expenses of the Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that although the Fund’s advisory fee was not subject

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to breakpoints, the Fund was subject to an expense cap and the Fund’s overall net expense ratio was below the median compared to a peer group of funds. In considering the issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2012.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 93.0% of Net Assets
Non-Convertible Bonds — 88.8%
	ABS Car Loan — 0.8%
$5,153,750	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.371%, 8/20/2013, 144A(b)	$5,074,117
831,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class B, 5.740%, 8/20/2014, 144A	875,993
4,590,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	5,246,900
2,889,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	3,115,596
18,620,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 1.979%, 9/15/2021, 144A(b)	18,743,291
16,736,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 1.979%, 9/15/2021, 144A(b)	16,776,233
19,574,000	Ford Auto Securitization Trust, Series 2010-R3A, Class A3, 2.714%, 9/15/2015, 144A, (CAD)	18,886,416
5,481,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,230,461
8,333,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	8,574,090

		82,523,097

	ABS Credit Card — 0.8%
28,592,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.479%, 4/15/2019(b)	27,907,525
19,182,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	21,291,538
9,787,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 7/15/2014	9,989,301
14,465,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	15,459,932
2,324,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,595,139

		77,243,435

	ABS Other — 1.9%
1,664,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,597,410
9,248,561	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	9,325,733
43,266,070	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	44,743,286
6,426,740	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	6,454,626
41,457,573	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	43,679,035
41,863,747	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	47,096,385
16,297,574	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	15,740,246

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$17,845,040	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	$17,931,751

		186,568,472

	Airlines — 2.9%
7,867,489	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	8,575,562
333,288	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	329,539
895,042	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	895,042
942,774	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	952,202
8,846,956	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	9,200,835
1,752,198	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,804,764
3,123,921	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,202,019
56,777,452	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	57,061,339
11,625,979	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	10,812,161
26,779,093	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	28,921,420
20,593,770	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	21,695,949
1,907,491	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,921,797
14,333,716	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	13,975,373
37,996,104	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	39,895,909
3,404,292	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 12/17/2016	3,489,399
21,186,690	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 7/02/2018	21,822,291
7,285,253	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	7,285,253
7,277,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	7,771,734
24,732,136	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	24,006,990
7,322,966	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	7,908,803
17,386,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	16,516,700

		288,045,081

	Automotive — 1.2%
40,992,000	Cummins, Inc., 5.650%, 3/01/2098	39,263,900
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,382,199
1,948,000	Ford Motor Co., 6.375%, 2/01/2029	1,883,447
125,000	Ford Motor Co., 6.500%, 8/01/2018	130,596

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$255,000	Ford Motor Co., 6.625%, 2/15/2028	$253,089
5,074,000	Ford Motor Co., 6.625%, 10/01/2028	5,035,681
8,544,000	Ford Motor Co., 7.450%, 7/16/2031	9,645,151
240,000	Ford Motor Co., 7.500%, 8/01/2026	242,597
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	41,783,525
338,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	354,940
5,319,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	5,584,950
4,540,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	4,954,093

		115,514,168

	Banking — 10.0%
22,547,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	29,888,281
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,080,380
35,878,000	Associates Corp. of North America, 6.950%, 11/01/2018	39,712,964
2,540,000	BAC Capital Trust VI, 5.625%, 3/08/2035	1,818,803
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,118,859
9,805,000	Bank of America Corp., 6.000%, 9/01/2017	9,433,420
11,100,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	9,902,909
17,249,000	Bank of America NA, 5.300%, 3/15/2017	15,578,590
7,110,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,052,532
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,279,199
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	9,527,488
6,473,000	Citigroup, Inc., 5.000%, 9/15/2014	6,348,453
2,700,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	1,936,327
14,680,000	Citigroup, Inc., 5.500%, 2/15/2017	14,613,045
1,297,000	Citigroup, Inc., 5.850%, 12/11/2034	1,252,235
2,740,000	Citigroup, Inc., 5.875%, 2/22/2033	2,291,928
19,875,000	Citigroup, Inc., 6.125%, 5/15/2018	21,318,004
8,705,000	Citigroup, Inc., 6.125%, 8/25/2036	7,363,603
72,682,000	Citigroup, Inc., 6.375%, 8/12/2014	76,949,814
2,398,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	2,480,503
63,845,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	66,331,763
6,958,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	7,825,837
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,066,884
96,910,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	88,647,744
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,598,983
1,527,000	HBOS PLC, 6.000%, 11/01/2033, 144A	986,938
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	581,000
67,364,716,380	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	7,139,587
12,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	1,284,505
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,748,168
337,153,200,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	37,612,335
100,000	Keybank NA, 6.950%, 2/01/2028	117,263
9,787,000	Lloyds TSB Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	8,712,756
81,622,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	69,360,417
6,479,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	5,821,122

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$4,300,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	$3,869,720
93,791,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	72,672,174
19,787,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	16,734,361
9,780,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	4,785,321
3,132,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	3,096,665
11,641,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	11,645,179
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	35,821,604
2,652,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,571,233
18,273,000	Morgan Stanley, 4.750%, 4/01/2014	17,365,179
104,793,000	Morgan Stanley, 5.500%, 7/24/2020	94,912,802
1,510,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	1,456,513
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	23,113,754
29,556,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	27,725,626
5,187,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,145,826
9,699,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	9,404,975
2,789,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	4,094,747
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	2,928,952
8,638,000	National City Corp., 6.875%, 5/15/2019	9,924,440
4,600,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	4,492,477
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	15,582,769
16,392,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	14,232,747
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,465,356
17,861,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	19,410,763

		978,235,822

	Brokerage — 1.7%
59,450,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	61,883,288
44,990,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	46,188,129
11,813,000	Jefferies Group, Inc., 6.250%, 1/15/2036	10,715,939
44,188,000	Jefferies Group, Inc., 8.500%, 7/15/2019	49,145,054

		167,932,410

	Building Materials — 1.3%
6,640,000	Masco Corp., 4.800%, 6/15/2015	6,421,896
10,942,000	Masco Corp., 5.850%, 3/15/2017	10,380,774
6,616,000	Masco Corp., 6.125%, 10/03/2016	6,451,811
4,808,000	Masco Corp., 6.500%, 8/15/2032	4,258,330
29,341,000	Masco Corp., 7.125%, 3/15/2020	28,432,515
4,923,000	Masco Corp., 7.750%, 8/01/2029	4,829,168
24,394,000	Owens Corning, Inc., 6.500%, 12/01/2016	26,314,710
41,379,000	Owens Corning, Inc., 7.000%, 12/01/2036	42,873,609
1,037,000	USG Corp., 6.300%, 11/15/2016	759,602

		130,722,415

	Chemicals — 0.5%
34,763,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	43,861,798
3,469,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,844,003
2,349,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	2,418,098

		50,123,899

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — 0.0%
$1,230,007	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.723%, 4/25/2035(b)	$1,027,615
2,576,778	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.600%, 7/25/2047(b)	1,427,435
86,308	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 2.742%, 9/25/2036(b)	63,355

		2,518,405

	Commercial Mortgage-Backed Securities — 3.9%
7,927,364	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	8,177,853
33,167,701	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	34,189,299
61,632,812	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(b)	64,183,424
34,381,273	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.795%, 9/15/2039(b)	36,351,664
5,001,090	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,328,236
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	64,847,998
23,544,272	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	24,441,144
19,789,051	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	21,593,159
8,739,675	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.878%, 4/15/2045(b)	9,606,520
59,341,803	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	62,014,024
21,524,263	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	22,316,980
3,131,798	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.870%, 6/15/2038(b)	3,436,441
1,311,441	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,345,420
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.790%, 8/12/2045, 144A(b)	9,133,137
6,851,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	6,184,377
3,621,142	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	3,856,574

		377,006,250

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — 0.3%
$23,638,000	Case New Holland, Inc., 7.750%, 9/01/2013	$24,642,615
6,787,000	Toro Co., 6.625%, 5/01/2037(c)	7,756,672

		32,399,287

	Consumer Cyclical Services — 0.1%
6,955,000	Western Union Co. (The), 6.200%, 11/17/2036	7,367,696
196,000	Western Union Co. (The), 6.200%, 6/21/2040	208,305

		7,576,001

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,616,563
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	14,580,038

		23,196,601

	Distributors — 0.9%
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,865,749
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	67,889,950
5,740,000	ONEOK, Inc., 6.000%, 6/15/2035	6,172,687

		85,928,386

	Diversified Manufacturing — 1.3%
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,710,614
2,814,000	Textron Financial Corp., 5.400%, 4/28/2013	2,887,347
1,181,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,226,134
18,800,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,234,448
78,795,000	Textron, Inc., 5.950%, 9/21/2021	82,419,334
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	17,417,019

		130,894,896

	Electric — 3.1%
36,661,742	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	39,335,483
46,556,000	Ameren Illinois Co., 6.250%, 4/01/2018	53,848,392
39,539,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	40,033,238
489,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	539,662
11,503,547	Bruce Mansfield Unit, 6.850%, 6/01/2034	12,308,795
17,435,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	19,154,562
18,687,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	19,562,635
876,000	Commonwealth Edison Co., 4.700%, 4/15/2015	964,093
11,985,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	8,663,058
3,500,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	2,773,722
1,000,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	1,050,239
900,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	969,144
979,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	1,071,982
5,383,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	6,384,507
19,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	16,522,173
3,603,000	Exelon Corp., 4.900%, 6/15/2015	3,899,858
1,864,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	2,110,645
8,370,232	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	8,985,193
1,532,000	Ohio Edison Co., 6.875%, 7/15/2036	1,899,410
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	60,043,957

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	$1,159,119
1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	1,724,912

		303,004,779

	Entertainment — 0.1%
494,000	Time Warner, Inc., 7.625%, 4/15/2031	616,634
323,000	Time Warner, Inc., 7.700%, 5/01/2032	409,863
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	4,115,637

		5,142,134

	Financial Other — 0.9%
58,115,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	55,913,022
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	36,502,974

		92,415,996

	Food & Beverage — 0.2%
2,450,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	4,083,820
8,446,000	Corn Products International, Inc., 6.625%, 4/15/2037	10,204,263

		14,288,083

	Government Guaranteed — 0.2%
6,610,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	5,778,120
6,770,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	6,479,193
10,276,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	9,652,884

		21,910,197

	Government Owned — No Guarantee — 1.5%
3,720,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	3,747,900
36,975,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	43,122,094
58,060,000	DP World Ltd., 6.850%, 7/02/2037, 144A	52,834,600
26,030,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	2,770,611
27,800,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	2,993,165
22,478,000	Federal Home Loan Mortgage Corp., 1.625%, 4/15/2013	22,910,387
15,170,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	16,308,781
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,287,032

		145,974,570

	Government Sponsored — 0.7%
66,200,000	Federal Home Loan Bank, 1.875%, 6/21/2013	67,890,020

	Health Insurance — 0.0%
1,569,000	CIGNA Corp., 7.875%, 5/15/2027	1,950,262
1,174,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,448,638

		3,398,900

	Healthcare — 0.9%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,623,678
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	8,756,241
17,416,000	Express Scripts, Inc., 6.250%, 6/15/2014	19,169,983
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	11,597,983
9,278,000	HCA, Inc., 5.750%, 3/15/2014	9,046,050

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$1,908,000	HCA, Inc., 6.250%, 2/15/2013	$1,934,235
3,729,000	HCA, Inc., 6.375%, 1/15/2015	3,626,452
3,929,000	HCA, Inc., 6.500%, 2/15/2016	3,752,195
357,000	HCA, Inc., 6.750%, 7/15/2013	362,355
2,936,000	HCA, Inc., 7.050%, 12/01/2027	2,451,560
2,241,000	HCA, Inc., 7.190%, 11/15/2015	2,173,770
2,109,000	HCA, Inc., 7.500%, 12/15/2023	1,898,100
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,092,905
3,807,000	HCA, Inc., 7.690%, 6/15/2025	3,426,300
4,164,000	HCA, Inc., 8.360%, 4/15/2024	3,987,030
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,073,105
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	2,653,820
2,256,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	2,426,265

		88,052,027

	Home Construction — 0.1%
2,006,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	1,945,820
2,546,000	Pulte Group, Inc., 5.200%, 2/15/2015	2,304,130
9,200,000	Pulte Group, Inc., 6.000%, 2/15/2035	6,164,000
3,567,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,479,065

		12,893,015

	Independent Energy — 0.1%
11,930,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	13,383,360

	Industrial Other — 0.1%
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,306,238

	Life Insurance — 1.0%
4,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	5,829,592
6,910,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	6,845,737
2,036,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	1,949,623
9,777,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	13,143,492
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	15,444,480
10,971,000	MetLife, Inc., 6.400%, 12/15/2066	9,724,563
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	10,243,773
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	6,581,809
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,217,039
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	17,807,546
4,732,000	Unum Group, 7.125%, 9/30/2016	5,452,594

		96,240,248

	Local Authorities — 2.8%
7,448,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	6,117,869
99,450,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	98,661,043
47,456,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	46,358,528
30,476,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	29,714,998
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	18,233,918
18,615	Province of Alberta, 5.930%, 9/16/2016, (CAD)	20,236
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	632,779

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Local Authorities — continued
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	$24,810,893
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	26,669,293
19,163,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	19,280,792

		270,500,349

	Lodging — 1.0%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	56,978,705
4,522,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	4,618,043
13,286,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	13,895,734
23,518,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	26,071,796

		101,564,278

	Media Cable — 1.2%
2,923,000	Comcast Corp., 6.950%, 8/15/2037	3,503,902
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	18,084,361
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,556,875
78,178,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	90,972,299

		117,117,437

	Media Non-Cable — 0.1%
7,536,000	News America, Inc., 6.150%, 3/01/2037	8,051,085
4,482,000	News America, Inc., 8.150%, 10/17/2036	5,572,408

		13,623,493

	Metals & Mining — 1.5%
20,000,000	Alcoa, Inc., 5.400%, 4/15/2021	19,380,520
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	14,877,141
6,000,000	Alcoa, Inc., 5.900%, 2/01/2027	5,939,820
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	5,130,798
28,838,000	Alcoa, Inc., 6.150%, 8/15/2020	29,212,346
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	6,006,815
24,150,000	ArcelorMittal, 6.750%, 3/01/2041	20,870,527
9,915,000	ArcelorMittal, 7.000%, 10/15/2039	8,842,911
3,181,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	3,581,055
1,943,000	United States Steel Corp., 6.050%, 6/01/2017	1,768,130
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,551,240
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	28,089,000
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,942,279

		151,192,582

	Mortgage Related — 0.0%
95,183	FHLMC, 5.000%, 12/01/2031	102,764
15,027	FNMA, 6.000%, 7/01/2029	16,691

		119,455

	Non-Captive Consumer — 1.6%
62,425(††)	SLM Corp., 6.000%, 12/15/2043	1,257,084
6,342,000	SLM Corp., MTN, 5.050%, 11/14/2014	6,119,535
347,000	SLM Corp., MTN, 5.125%, 8/27/2012	346,841
641,000	SLM Corp., MTN, 8.000%, 3/25/2020	632,793

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$4,796,000	SLM Corp., Series A, MTN, 0.553%, 1/27/2014(b)	$4,402,273
9,224,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	9,029,171
6,547,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	6,105,457
1,957,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	1,719,874
6,141,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	6,141,283
5,368,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	5,282,831
19,496,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	15,524,567
30,667,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	31,898,832
4,893,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	3,571,890
87,676,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	63,126,720

		155,159,151

	Non-Captive Diversified — 3.6%
1,316,000	Ally Financial, Inc., 6.000%, 12/15/2011	1,317,333
1,282,000	Ally Financial, Inc., 6.625%, 5/15/2012	1,294,321
1,634,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,583,944
391,000	Ally Financial, Inc., 6.875%, 8/28/2012	396,137
1,184,000	Ally Financial, Inc., 7.000%, 2/01/2012	1,192,403
3,075,000	Ally Financial, Inc., 7.500%, 12/31/2013	3,121,125
5,543,000	Ally Financial, Inc., 8.000%, 12/31/2018	5,044,130
2,285,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,084,674
1,189,117	CIT Group, Inc., 7.000%, 5/01/2014	1,212,899
6,756,571	CIT Group, Inc., 7.000%, 5/01/2015	6,705,897
10,302,540	CIT Group, Inc., 7.000%, 5/01/2016	9,993,464
15,765,347	CIT Group, Inc., 7.000%, 5/01/2017	15,292,387
35,688,000	GATX Corp., 4.750%, 10/01/2012	36,704,216
7,355,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	7,182,559
7,570,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 5/15/2013, (AUD)	7,400,803
3,100,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 4/15/2015, (AUD)	3,016,409
1,874,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,757,147
969,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,059,300
4,673,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	4,789,671
14,225,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	11,530,093
6,000,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	4,630,441
13,100,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	10,078,977
36,850,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	30,488,626
10,247,000	General Electric Capital Corp., Series A, MTN, 0.549%, 5/13/2024(b)	8,354,154
16,696,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	17,828,440
26,931,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	21,691,341
73,590,000	International Lease Finance Corp., 6.250%, 5/15/2019	63,963,839
13,899,000	International Lease Finance Corp., 6.375%, 3/25/2013	13,516,777
60,419,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	60,645,571
548,000	International Lease Finance Corp., 8.625%, 9/15/2015	543,890

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,473,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	$1,414,080
1,625,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,507,188

		357,342,236

	Oil Field Services — 0.7%
5,965,000	Nabors Industries, Inc., 6.150%, 2/15/2018	6,651,023
22,583,000	Nabors Industries, Inc., 9.250%, 1/15/2019	28,567,834
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,555,877
587,000	Transocean Ltd., 7.375%, 4/15/2018	671,616

		63,446,350

	Paper — 1.2%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	5,077,342
23,225,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	23,627,164
715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	796,171
2,672,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,981,345
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	744,722
545,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	639,821
1,336,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,667,464
6,161,000	International Paper Co., 5.250%, 4/01/2016	6,566,252
7,611,000	International Paper Co., 8.700%, 6/15/2038	9,603,529
5,270,000	Mead Corp. (The), 7.550%, 3/01/2047	5,834,549
5,764,000	Westvaco Corp., 8.200%, 1/15/2030	6,534,687
24,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	22,965,576
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,143,831
20,254,000	Weyerhaeuser Co., 7.375%, 3/15/2032	20,199,740

		115,382,193

	Pharmaceuticals — 0.6%
56,052,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	61,629,679
489,000	Schering-Plough Corp., 5.300%, 12/01/2013	535,110

		62,164,789

	Pipelines — 4.1%
5,236,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	5,964,359
1,967,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	2,148,556
528,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	574,775
1,571,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,614,773
9,253,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	10,741,123
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,240,518
14,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	16,060,444
14,675,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	15,904,398
66,165,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	75,302,188
303,000	Kinder Morgan Finance Co., 5.700%, 1/05/2016	303,758
29,746,150	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	32,153,803
8,886,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	9,248,753
30,760,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	32,437,281
13,790,000	NiSource Finance Corp., 6.125%, 3/01/2022	15,625,173
24,110,000	NiSource Finance Corp., 6.400%, 3/15/2018	28,069,778

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	$25,210,915
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,497,372
47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	56,586,315
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,779,597
2,085,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,346,749
15,683,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	18,057,767
4,497,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,968,272
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,626,860
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	23,429,491

		398,893,018

	Property & Casualty Insurance — 0.9%
3,083,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,476,083
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	8,721,923
30,349,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	33,634,735
944,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	424,800
14,575,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	13,530,497
7,609,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	7,638,485
13,521,000	Willis North America, Inc., 7.000%, 9/29/2019	15,641,187
2,212,000	XL Group PLC, 6.250%, 5/15/2027	2,267,366
1,463,000	XL Group PLC, 6.375%, 11/15/2024	1,544,790

		86,879,866

	Property Trust — 0.4%
36,192,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	40,215,392

	Railroads — 0.1%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	12,273,779
238,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	209,440
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,224,720
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	175,720

		13,883,659

	Real Estate Operations/Development — 0.1%
10,276,000	First Industrial LP, 5.950%, 5/15/2017	9,451,341

	REITs — Apartments — 0.4%
12,243,000	Camden Property Trust, 5.000%, 6/15/2015	13,067,089
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	18,035,827
988,000	ERP Operating LP, 5.125%, 3/15/2016	1,059,925
1,762,000	ERP Operating LP, 5.375%, 8/01/2016	1,919,741
2,368,000	ERP Operating LP, 5.750%, 6/15/2017	2,644,992

		36,727,574

	REITs — Diversified — 0.3%
4,140,000	Duke Realty LP, 5.950%, 2/15/2017	4,336,927
19,574,000	Duke Realty LP, 6.500%, 1/15/2018	21,041,502

		25,378,429

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Healthcare — 0.1%
$5,972,000	Health Care REIT, Inc., 6.500%, 3/15/2041	$5,665,272

	REITs — Office Property — 0.4%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	21,956,627
11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	13,117,255

		35,073,882

	REITs — Regional Malls — 0.2%
2,427,000	Simon Property Group LP, 5.250%, 12/01/2016	2,643,809
12,209,000	Simon Property Group LP, 5.750%, 12/01/2015	13,471,862
1,889,000	Simon Property Group LP, 5.875%, 3/01/2017	2,123,178
4,066,000	Simon Property Group LP, 6.100%, 5/01/2016	4,610,352

		22,849,201

	REITs — Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	4,966,429
1,918,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	2,090,375

		7,056,804

	REITs — Single Tenant — 0.4%
5,862,000	Realty Income Corp., 5.750%, 1/15/2021	6,502,470
25,529,000	Realty Income Corp., 6.750%, 8/15/2019	29,702,660

		36,205,130

	REITs — Warehouse/Industrials — 0.6%
3,873,000	ProLogis LP, 5.625%, 11/15/2015	3,998,291
11,179,000	ProLogis LP, 5.625%, 11/15/2016	11,340,112
10,889,000	ProLogis LP, 5.750%, 4/01/2016	11,126,827
9,698,000	ProLogis LP, 6.625%, 5/15/2018	10,056,642
18,869,000	ProLogis LP, 7.375%, 10/30/2019	20,410,578

		56,932,450

	Restaurants — 0.1%
10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	11,000,284

	Retailers — 0.6%
7,996,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	7,796,100
8,139,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	6,836,760
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	12,120
8,656,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	7,271,040
13,425,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	14,729,722
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	10,546,298
2,691,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	3,019,916
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,639,729

		58,851,685

	Sovereigns — 1.2%
4,111,400(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	32,814,447
24,178,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	13,501,875
6,035,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	3,771,374
52,555,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	50,820,685

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
1,018,562,437	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	$5,308,610
927,108,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	5,062,538
776,294,507	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	4,239,855

		115,519,384

	Supermarkets — 0.2%
4,130,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,149,125
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,876,066
1,860,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,395,000
979,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	680,405
10,863,000	Safeway, Inc., 6.350%, 8/15/2017	12,566,145

		21,666,741

	Supranational — 1.4%
11,745,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	6,329,588
192,350,850,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	18,852,134
28,082,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	21,622,061
329,210,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	32,246,850
410,030,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	38,857,223
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	10,708,876
15,070,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	11,750,947

		140,367,679

	Technology — 3.4%
8,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	10,185,477
4,600,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,818,000
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,141,544
3,059,000	Avnet, Inc., 5.875%, 3/15/2014	3,274,598
6,097,000	Avnet, Inc., 6.000%, 9/01/2015	6,591,302
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,675,838
12,444,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	14,924,226
13,457,000	Corning, Inc., 6.750%, 9/15/2013	14,658,979
1,448,000	Corning, Inc., 6.850%, 3/01/2029	1,776,026
57,571,000	Corning, Inc., 7.000%, 5/15/2024	72,719,312
7,487,000	Corning, Inc., 7.250%, 8/15/2036	9,238,209
55,237,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	58,879,825
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	8,325,609
323,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	328,653
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	75,407,330
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	8,760,917
19,078,000	KLA-Tencor Corp., 6.900%, 5/01/2018	21,799,439
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,786,375
1,590,000	Motorola Solutions, Inc., 8.000%, 11/01/2011	1,597,964
2,397,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,881,475
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,585,884
561,000	Xerox Corp., 6.350%, 5/15/2018	637,661
7,110,000	Xerox Corp., 6.750%, 2/01/2017	8,160,282

		335,154,925

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Textile — 0.2%
$3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	$3,966,928
14,903,000	VF Corp., 6.450%, 11/01/2037	19,199,848

		23,166,776

	Tobacco — 0.1%
8,128,000	Reynolds American, Inc., 6.750%, 6/15/2017	9,368,186
1,992,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,236,596

		11,604,782

	Transportation Services — 0.7%
8,436,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,779,416
2,824,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,146,219
51,504,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	60,002,160

		72,927,795

	Treasuries — 16.4%
360,010,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	347,164,524
194,485,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	210,537,111
4,159,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,444,998
183,949,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	203,930,787
2,956,326	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	1,172,752
1,420,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	593,753
979,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	538,615
47,042,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	19,859,024
85,198,516	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	96,408,896
24,638,126	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	27,169,976
5,049,296	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	5,638,997
63,183,488	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	70,090,256
12,263,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	10,377,713
328,483,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	263,964,271
726,401,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	138,557,331
118,387,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	22,499,701
921,369,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	169,354,626
18,301,446	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	14,179,546
4,599,829	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	3,723,104

		1,610,205,981

	Wireless — 0.8%
5,200,000	Brasil Telecom S.A., 9.750%, 9/15/2016, 144A, (BRL)	2,516,687
31,416,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	41,863,108
15,375,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	14,414,062
8,549,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,100,177
279,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	271,328
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,763,817
2,594,000	Sprint Capital Corp., 6.900%, 5/01/2019	2,230,840
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	531,675
91,000	Sprint Nextel Corp., 6.000%, 12/01/2016	78,260
1,619,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,802,451

		76,572,405

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 4.6%
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	$454,926
1,874,000	BellSouth Corp., 6.000%, 11/15/2034	2,039,594
2,936,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	3,046,946
6,665,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	7,897,585
62,040,000	CenturyLink, Inc., 6.450%, 6/15/2021	57,487,257
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,320,562
2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,435,895
131,306,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	151,714,366
24,103,000	Embarq Corp., 7.995%, 6/01/2036	22,615,700
3,279,000	GTE Corp., 6.940%, 4/15/2028	4,051,955
1,440,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,326,600
354,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	349,575
200,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	186,000
7,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	6,574,822
18,600,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	18,564,913
1,698,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,630,080
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,383,075
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,522,950
949,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	882,570
333,000	Qwest Corp., 6.500%, 6/01/2017	343,822
14,480,000	Qwest Corp., 6.875%, 9/15/2033	13,683,600
4,668,000	Qwest Corp., 7.200%, 11/10/2026	4,434,600
9,077,000	Qwest Corp., 7.250%, 9/15/2025	8,759,305
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,095,040
1,566,000	Qwest Corp., 7.500%, 6/15/2023	1,544,593
18,301,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	14,971,774
8,718,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	7,458,258
1,700,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,698,759
1,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	2,336,840
2,700,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	3,589,393
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	14,664,490
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	56,551,331
3,598,000	Verizon Communications, Inc., 6.100%, 4/15/2018	4,290,482
4,163,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,231,111
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,302,891
5,260,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,860,691

		449,302,351

	Total Non-Convertible Bonds (Identified Cost $7,938,183,376)	8,715,493,311

Convertible Bonds — 3.5%
	Automotive — 0.5%
34,827,000	Ford Motor Co., 4.250%, 11/15/2016	45,231,566

	Life Insurance — 0.7%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	65,896,931

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.0%
$515,099	Liberty Media LLC, 3.500%, 1/15/2031	$278,154

	REITs — Warehouse/Industrials — 0.3%
27,359,000	ProLogis LP, 3.250%, 3/15/2015	27,051,211

	Technology — 2.0%
35,120,000	Intel Corp., 2.950%, 12/15/2035	35,602,900
137,016,000	Intel Corp., 3.250%, 8/01/2039	161,165,070
880,000	Micron Technology, Inc., 1.875%, 6/01/2014	821,700

		197,589,670

	Wirelines — 0.0%
304,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	299,820
2,926,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,496,570

		3,796,390

	Total Convertible Bonds (Identified Cost $311,182,359)	339,843,922

Municipals — 0.7%
	California — 0.1%
1,275,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	947,108
470,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	403,472
1,585,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	1,586,395
4,420,000	State of California, 4.500%, 10/01/2029	4,334,473
1,285,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	1,257,771
1,450,000	State of California, 4.500%, 8/01/2030	1,419,274
820,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	699,788
3,880,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	3,626,597

		14,274,878

	District of Columbia — 0.2%
14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	16,869,228

	Illinois — 0.2%
530,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	507,146
24,640,000	State of Illinois, 5.100%, 6/01/2033	22,272,343

		22,779,489

	Michigan — 0.0%
2,490,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	1,882,291

	Ohio — 0.1%
6,430,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	4,503,379

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Virginia — 0.1%
$14,240,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	$9,393,985

	Total Municipals (Identified Cost $70,075,093)	69,703,250

	Total Bonds and Notes (Identified Cost $8,319,440,828)	9,125,040,483

Senior Loans — 0.2%
	Aerospace & Defense — 0.2%
16,560,000	AWAS Finance Luxembourg S.A.R.L., Term Loan B, 5.250%, 6/10/2016(b) (Identified Cost $16,560,000)	16,228,800

Short-Term Investments — 5.4%
532,462,793	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $532,462,793 on 10/03/2011 collateralized by $67,255,000 Federal Home Loan Bank Discount Note, due 11/23/11 valued at $67,255,000; $16,160,000 Federal Home Loan Bank, 1.500% due 1/16/2013 valued at $16,442,800; $297,900,000 Federal Home Loan Mortgage Corp., 0.515% due 11/26/2012 valued at $299,389,500; $100,060,000 Federal Home Loan Mortgage Corp., 0.375% due 11/30/2012 valued at $100,310,150; $59,345,000 U.S. Treasury Note, 0.625% due 1/31/2013 valued at $59,715,906 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $532,462,793)	532,462,793

	Total Investments — 98.6% (Identified Cost $8,868,463,621)(a)	9,673,732,076
	Other assets less liabilities — 1.4%	134,280,699

	Net Assets — 100.0%	$9,808,012,775

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $8,911,118,824 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$930,422,767
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(167,809,515)

	Net unrealized appreciation	$762,613,252

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $129,155,558 or 1.3% of net assets.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,579,442,345 or 16.1% of net assets.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
Industry Summary at September 30, 2011 (Unaudited)

Treasuries	16.4%
Banking	10.0
Technology	5.4
Wirelines	4.6
Pipelines	4.1
Commercial Mortgage-Backed Securities	3.9
Non-Captive Diversified	3.6
Electric	3.1
Airlines	2.9
Local Authorities	2.8
Other Investments, less than 2% each	36.4
Short-Term Investments	5.4

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Investment Grade Bond Fund – (continued)

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	72.8%
Canadian Dollar	9.3
New Zealand Dollar	4.3
Norwegian Krone	3.4
Euro	3.1
Australian Dollar	2.8
Other, less than 2% each	2.9

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Statement of Assets and Liabilities

September 30, 2011

ASSETS
Investments at cost	$8,868,463,621
Net unrealized appreciation	805,268,455

Investments at value	9,673,732,076
Cash	2,670,525
Foreign currency at value (identified cost $8,153,029)	8,036,795
Receivable for Fund shares sold	36,463,685
Interest receivable	138,822,956
Tax reclaims receivable	120,854

TOTAL ASSETS	9,859,846,891

LIABILITIES
Payable for securities purchased	14,656,840
Payable for Fund shares redeemed	32,320,790
Foreign taxes payable (Note 2)	71,911
Management fees payable (Note 5)	3,198,147
Deferred Trustees’ fees (Note 5)	320,123
Administrative fees payable (Note 5)	375,654
Other accounts payable and accrued expenses	890,651

TOTAL LIABILITIES	51,834,116

NET ASSETS	$9,808,012,775

NET ASSETS CONSIST OF:
Paid-in capital	$8,863,506,627
Undistributed net investment income	75,922,048
Accumulated net realized gain on investments and foreign currency transactions	66,340,249
Net unrealized appreciation on investments and foreign currency translations	802,243,851

NET ASSETS	$9,808,012,775

See accompanying notes to financial statements.

33  |

Statement of Assets and Liabilities (continued)

September 30, 2011

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,705,809,816

Shares of beneficial interest	223,167,736

Net asset value and redemption price per share	$12.12

Offering price per share (100/95.50 of net asset value) (Note 1)	$12.69

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$13,548,559

Shares of beneficial interest	1,123,003

Net asset value and offering price per share	$12.06

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,091,833,547

Shares of beneficial interest	173,874,025

Net asset value and offering price per share	$12.03

Class Y shares:
Net assets	$4,887,741,708

Shares of beneficial interest	402,860,674

Net asset value, offering and redemption price per share	$12.13

Admin Class shares:
Net assets	$5,966,944

Shares of beneficial interest	492,782

Net asset value, offering and redemption price per share	$12.11

Class J shares:
Net assets	$103,112,201

Shares of beneficial interest	8,514,614

Net asset value and redemption price per share	$12.11

Offering price per share (100/96.50 of net asset value) (Note 1)	$12.55

See accompanying notes to financial statements.

|  34

Statement of Operations

For the Year Ended September 30, 2011

INVESTMENT INCOME
Interest	$516,720,623

Expenses
Management fees (Note 5)	38,461,268
Service and distribution fees (Note 5)	30,895,307
Administrative fees (Note 5)	4,468,537
Trustees’ fees and expenses (Note 5)	202,431
Transfer agent fees and expenses (Notes 5 and 6)	9,173,523
Audit and tax services fees	64,822
Custodian fees and expenses	439,170
Legal fees (Note 6)	182,336
Registration fees (Note 6)	219,724
Shareholder reporting expenses (Note 6)	667,250
Miscellaneous expenses	293,149

Total expenses	85,067,517
Less waiver and/or expense reimbursement (Note 5)	(26,917)

Net expenses	85,040,600

Net investment income	431,680,023

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	188,980,397
Foreign currency transactions	3,482,754
Net change in unrealized appreciation (depreciation) on:
Investments	(321,032,389)
Foreign currency translations	(4,130,224)

Net realized and unrealized loss on investments and foreign currency transactions	(132,699,462)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,980,561

See accompanying notes to financial statements.

35  |

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$431,680,023	$428,365,635
Net realized gain on investments and foreign currency transactions	192,463,151	221,545,263
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(325,162,613)	549,147,089

Net increase in net assets resulting from operations	298,980,561	1,199,057,987

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(135,092,743)	(141,582,997)
Class B	(629,400)	(676,565)
Class C	(94,388,368)	(102,299,334)
Class Y	(221,472,525)	(192,755,479)
Admin Class	(116,800)	(9,090)
Class J	(5,237,024)	(5,898,638)
Net realized capital gains
Class A	(60,444,223)	(6,651,489)
Class B	(338,411)	(39,640)
Class C	(51,169,312)	(5,758,632)
Class Y	(92,540,414)	(8,463,329)
Admin Class	(26,910)	—
Class J	(2,664,737)	(320,597)

Total distributions	(664,120,867)	(464,455,790)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(137,153,662)	433,617,282

Net increase (decrease) in net assets	(502,293,968)	1,168,219,479
NET ASSETS
Beginning of the year	10,310,306,743	9,142,087,264

End of the year	$9,808,012,775	$10,310,306,743

UNDISTRIBUTED NET INVESTMENT INCOME	$75,922,048	$39,402,955

See accompanying notes to financial statements.

|  36

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INVESTMENT GRADE BOND FUND
Class A
9/30/2011	$12.56	$0.57	$(0.15)	$0.42	$(0.60)	$(0.26)	$(0.86)
9/30/2010	11.64	0.55	0.96	1.51	(0.56)	(0.03)	(0.59)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
Class B
9/30/2011	12.50	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
Class C
9/30/2011	12.47	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
Class Y
9/30/2011	12.56	0.60	(0.14)	0.46	(0.63)	(0.26)	(0.89)
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
Admin Class
9/30/2011	12.55	0.54	(0.15)	0.39	(0.57)	(0.26)	(0.83)
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)
Class J
9/30/2011	12.54	0.50	(0.13)	0.37	(0.54)	(0.26)	(0.80)
9/30/2010	11.63	0.49	0.95	1.44	(0.50)	(0.03)	(0.53)
9/30/2009	10.53	0.55	1.22	1.77	(0.54)	(0.13)	(0.67)
9/30/2008	11.71	0.54	(1.14)	(0.60)	(0.58)	—	(0.58)
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

37  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$12.12	3.47	$2,705,810	0.81		0.81		4.56	19
12.56	13.41	3,092,956	0.81		0.81		4.58	25
11.64	18.64	2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35
11.73	9.14	834,736	0.83		0.83		5.05	35

12.06	2.70	13,549	1.56		1.56		3.81	19
12.50	12.43	17,113	1.65		1.65		3.74	25
11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(f)	1.65	(f)	4.29	35
11.68	8.17	17,082	1.70		1.71		4.16	35

12.03	2.71	2,091,834	1.56		1.56		3.81	19
12.47	12.58	2,593,324	1.56		1.56		3.83	25
11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35
11.66	8.28	605,934	1.57		1.57		4.30	35

12.13	3.81	4,887,742	0.56		0.56		4.81	19
12.56	13.60	4,473,001	0.56		0.56		4.82	25
11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35
11.73	9.32	448,873	0.55	(f)	0.55	(f)	5.33	35

12.11	3.26	5,967	1.07		1.07		4.32	19
12.55	9.13	879	1.08		7.68		4.06	25

12.11	3.05	103,112	1.30		1.32		4.07	19
12.54	12.77	133,034	1.30	(g)	1.30	(g)	4.09	25
11.63	18.05	151,617	1.30		1.31		5.48	30
10.53	(5.50)	167,775	1.28		1.28		4.66	35
11.71	8.52	180,453	1.28		1.28		4.57	35

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2011

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y, and Admin Class shares. Effective October 17, 2011, Class J shares are no longer offered. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries. Class J shares were only offered to non-U.S. investors and were sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (Rule 12b-1 service and distribution fees for Class A, Class B, Class C, Admin Class and Class J, and registration, legal, shareholder reporting and transfer agent fees for Class J). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

39  |

Notes to Financial Statements (continued)

September 30, 2011

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements except as disclosed in Note 12.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation.

|  40

Notes to Financial Statements (continued)

September 30, 2011

However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks

41  |

Notes to Financial Statements (continued)

September 30, 2011

may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Fund during the year ended September 30, 2011.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as reversal of redemption in-kind gain/loss, deferred compensation, capital gains tax paid in connection with redemption in-kind, foreign currency transactions, paydown adjustments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees’ fees, defaulted bond accruals, securities lending collateral gain/loss adjustments, contingent payment debt instruments and wash sales. Distributions from net investment

|  42

Notes to Financial Statements (continued)

September 30, 2011

income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 were as follows:

2011 Distributions Paid From:			2010 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$554,809,060	$109,311,807	$664,120,867	$464,455,790	$—	$464,455,790

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$115,880,121
Undistributed long-term capital gains	69,409,924

Total undistributed earnings	185,290,045
Unrealized appreciation	759,588,648

Total accumulated earnings	$944,878,693

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

43  |

Notes to Financial Statements (continued)

September 30, 2011

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2011, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

|  44

Notes to Financial Statements (continued)

September 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$77,292,636	$5,230,461	$82,523,097
Non-Captive Consumer	1,257,084	153,902,067	—	155,159,151
Treasuries	—	1,609,667,366	538,615	1,610,205,981
All Other Non-Convertible Bonds(a)	—	6,867,605,082	—	6,867,605,082

Total Non-Convertible Bonds	1,257,084	8,708,467,151	5,769,076	8,715,493,311

Convertible Bonds(a)	—	339,843,922	—	339,843,922
Municipals(a)	—	69,703,250	—	69,703,250

Total Bonds and Notes	1,257,084	9,118,014,323	5,769,076	9,125,040,483

Senior Loans(a)	—	16,228,800	—	16,228,800
Short-Term Investments	—	532,462,793	—	532,462,793

Total	$1,257,084	$9,666,705,916	$5,769,076	$9,673,732,076

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

45  |

Notes to Financial Statements (continued)

September 30, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$24,880,941	$—	$3,254	$(96,373)	$—	$(119,126)
Banking	9,716,202	—	—	—	—	—
Treasuries	—	35,602	(1,783)	(421,513)	944,523	(18,214)

Total	$34,597,143	$35,602	$1,471	$(517,886)	$944,523	$(137,340)

Investments in Securities	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$(19,438,235)	$5,230,461	$(96,586)
Banking	—	(9,716,202)	—	—
Treasuries	—	—	538,615	(421,513)

Total	$—	$(29,154,437)	$5,769,076	$(518,099)

Debt securities valued at $29,154,437 were transferred from Level 3 to Level 2 during the period ended September 30, 2011. At September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and

|  46

Notes to Financial Statements (continued)

September 30, 2011

U.S. Government/Agency securities and including paydowns) were $1,355,285,895 and $1,911,854,117, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $433,278,994 and $716,642,354, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2012 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class	Class J
0.95%	1.70%	1.70%	0.70%	1.20%	1.30%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees for the Fund were $38,461,268 (0.40% of average daily net assets).

For the year ended September 30, 2011, class-specific expenses have been reimbursed as follows:

Reimbursement[1]
Class A	Class B	Class C	Class Y	Admin Class	Class J	Total
$ —	$—	$—	$—	$—	$26,917	$26,917

[1]	Expense reimbursements are subject to possible recovery until September 30, 2012.

No expenses were recovered during the year ended September 30, 2011 under the terms of the expense limitation agreement.

47  |

Notes to Financial Statements (continued)

September 30, 2011

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), a wholly-owned subsidiary of Natixis US.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

|  48

Notes to Financial Statements (continued)

September 30, 2011

In addition, the Admin Class shares of the Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2011 the Fund paid the following service and distribution fees:

Service Fees
Class A	Class B	Class C	Admin Class	Class J
$6,980,244	$38,164	$5,712,200	$6,861	$299,961

Distribution Fees
Class B	Class C	Admin Class	Class J
$114,492	$17,136,601	$6,861	$599,923

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, the Fund paid $4,468,537 in administrative fees to Natixis Advisors.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with

49  |

Notes to Financial Statements (continued)

September 30, 2011

the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class B	Class C	Class Y	Admin Class	Class J
$2,357,990	$12,990	$1,939,815	$3,666,773	$2,038	$—

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors were $2,754,566 and commissions on Class J shares of the Fund retained by Loomis Sayles Distributors were $44,541 for the year ended September 30, 2011.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in

|  50

Notes to Financial Statements (continued)

September 30, 2011

certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees on the Statement of Assets and Liabilities.

6.  Class-Specific Expenses.  For the year ended September 30, 2011, the Fund paid the following class-specific expenses:

Class J
Transfer Agent Fees and Expenses	$8,796
Registration Fees	1,709
Legal Fees	30,468
Shareholder Reporting Expenses	98,034

Transfer agent, registration, legal, and shareholder reporting fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

51  |

Notes to Financial Statements (continued)

September 30, 2011

9.  Concentration of Ownership.  At September 30, 2011, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Fund representing 0.06% of net assets.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010*
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	69,625,794	$863,861,783	91,844,109	$1,096,753,290
Issued in connection with the reinvestment of distributions	13,344,354	163,533,181	10,182,612	121,128,395
Redeemed	(106,122,504)	(1,311,579,537)	(108,792,537)	(1,299,578,958)

Net change	(23,152,356)	$(284,184,573)	(6,765,816)	$(81,697,273)

Class B
Issued from the sale of shares	61,769	$756,452	105,865	$1,259,480
Issued in connection with the reinvestment of distributions	44,034	536,387	30,442	360,482
Redeemed	(352,124)	(4,333,694)	(276,089)	(3,290,669)

Net change	(246,321)	$(3,040,855)	(139,782)	$(1,670,707)

Class C
Issued from the sale of shares	22,844,773	$280,915,141	43,761,421	$518,776,270
Issued in connection with the reinvestment of distributions	6,164,352	74,907,182	4,398,460	51,955,271
Redeemed	(63,181,424)	(774,669,875)	(55,937,893)	(664,795,170)

Net change	(34,172,299)	$(418,847,552)	(7,778,012)	$(94,063,629)

Class Y
Issued from the sale of shares	183,967,802	$2,281,887,609	174,435,982	$2,089,695,869
Issued in connection with the reinvestment of distributions	19,605,289	240,531,850	11,822,258	140,840,248
Redeemed	(139,729,544)	(1,726,639,001)	(133,376,609)	(1,591,510,831)
Redeemed in-kind (Note 11)	(16,974,699)	(206,412,335)	—	—

Net change	46,868,848	$589,368,123	52,881,631	$639,025,286

Admin Class
Issued from the sale of shares	471,161	$5,852,745	78,071	$948,013
Issued in connection with the reinvestment of distributions	7,731	95,009	719	8,728
Redeemed	(56,141)	(693,953)	(8,759)	(107,600)

Net change	422,751	$5,253,801	70,031	$849,141

*	From commencement of operations on February 1, 2010 through September 30, 2010 for Admin Class shares.

|  52

Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class J
Issued from the sale of shares	712,300	$8,854,789	1,179,600	$14,218,250
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,804,526)	(34,557,395)	(3,610,670)	(43,043,786)

Net change	(2,092,226)	$(25,702,606)	(2,431,070)	$(28,825,536)

Increase (decrease) from capital share transactions	(12,371,603)	$(137,153,662)	35,836,982	$433,617,282

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Fund realized a gain of $19,158,810 on redemptions in-kind during the year ended September 30, 2011. This amount is included in realized gain (loss) on the Statement of Operations.

12.  Subsequent Event.  On September 16, 2011, the Board of Trustees approved the liquidation of Class J shares to be completed on or about January 11, 2012.

53  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  54

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Investment Grade Bond Fund designated $109,311,807 as capital gains distributions for the fiscal year ended September 30, 2011, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2011, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Qualified Interest Income/Short-Term Capital Gain.  For the fiscal year ending September 30, 2011, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified interest income and qualified short-term capital gains eligible for reduced tax withholding rates for foreign shareholders. Complete information will be reported in conjunction with dividend information provided to foreign shareholders.

55  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2003 and Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee from 2005 to 2009 and since 2011 and Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee since 2002 and Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 2003 and Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 and Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 and Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee since 2009 and Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 and Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee since 2005 and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[2] (1965)***	Trustee since 2008 President	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*

Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011.

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Trustee and Officer Information

The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

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Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST continued

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2011

Loomis Sayles Strategic Income Fund

Management Discussion page  1

Investment Results page 3

Portfolio of Investments page  14

Financial Statements page 37

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Daniel J. Fuss, CFA, CIC

Assistant Manager:

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (“the Fed”) second large-scale asset purchase program, known as “quantitative easing.” Riskier assets were the primary beneficiaries of the program, and high-yield bonds and equity-sensitive convertible bonds posted robust returns at the start of the year. The rally stalled in the summer months, after Standard & Poor’s downgraded U.S. sovereign debt, the European sovereign debt situation worsened and economic data suggested a possible slowdown in global growth. Investors shunned risk during the third quarter of 2011, and a flight to quality drove U.S. Treasury yields down to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Strategic Income Fund returned 2.20% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.26% for the period. The fund outperformed the 0.85% average return of funds in its peer group, the Morningstar Multisector Bond category.

Explanation of Fund Performance

The fund’s long duration (price sensitivity to interest rate changes) buoyed performance, as yields fell throughout most of the period. (When yields fall, funds with longer duration generally experience greater price appreciation.) Furthermore, an extended duration within investment-grade financials helped lift fund performance. The fund’s underweight in U.S. agency securities was also positive, as these securities failed to keep pace with the rally in U.S. Treasuries in the second half of the period. The consumer non-cyclical sector and supranational issues also contributed positively to the fund’s performance.

Despite the fund’s positive return, its allocation to convertible bonds and non-U.S.-dollar-denominated securities detracted from results relative to the benchmark. Convertible bonds mirrored the volatile swings in the equity markets. Despite the sector’s recent instability, we believe convertibles will continue to play an important role in the fund’s performance. Certain foreign currency holdings were weak, primarily due to

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anxiety stemming from unrest in the Middle East and North Africa, the aftermath of Japan’s historic earthquake and a resurgent European debt crisis. In particular, the euro and Swiss franc foundered, as inaction regarding a solution for Greece’s debt woes stymied the markets, while the Mexican peso and Brazilian real suffered due to falling commodity prices.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the U.S. and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform, the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the U.S. will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

September 30, 2001 through September 30, 2011

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Average Annual Total Returns — September 30, 20116

	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
NAV	2.20%	6.10%	10.63%
With 4.50% Maximum Sales Charge	-1.36	5.35	10.25

Class B (Inception 5/1/95)
NAV	1.48	5.32	9.81
With CDSC[2]	-3.36	5.00	9.81

Class C (Inception 5/1/95)
NAV	1.42	5.32	9.81
With CDSC[2]	0.45	5.32	9.81

Class Y (Inception 12/1/99)
NAV	2.46	6.38	10.93

Admin Class (Inception 2/1/10)[1]
NAV	1.98	5.80	10.28

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[3]	5.26	6.53	5.66
Barclays Capital U.S. Universal Bond Index[4]	4.77	6.40	5.88
Morningstar Multisector Bond Fund Avg.[5]	0.85	5.15	7.32

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Morningstar Multisector Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	13.5
Aa	5.1
A	9.4
Baa	22.7
Ba	11.4
B	14.2
Caa & Lower	3.5
Not Rated	16.5
Short-Term and Other	3.7

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	10.0
1-5 years	27.1
5-10 years	25.8
10+ years	37.1
Average Effective Maturity	12.7

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[1]	Net Expense Ratio[2]
A	0.97%	0.97%
B	1.72	1.72
C	1.72	1.72
Y	0.72	0.72
Admin	1.24	1.24

NOTES TO CHARTS

1	Before fee waivers and/or expense reimbursements.

2	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$964.60	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class B
Actual	$1,000.00	$961.80	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class C
Actual	$1,000.00	$961.20	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class Y
Actual	$1,000.00	$965.80	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55
Admin Class
Actual	$1,000.00	$963.40	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio: 0.95%, 1.70%, 1.70%, 0.70% and 1.21% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser ( the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of fund and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various

9  |

periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2011. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

For the Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funs and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that underperformance was attributable, to a significant

|  10

extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Fund’s performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the Fund family. They noted that, as of December 31, 2010, the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap. The Trustees noted that the Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors included the following: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) the Fund had not yet reached asset levels at which recently added breakpoints would have an impact on fees.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution

11  |

activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted the Fund is subject to breakpoints in its advisory fees. The Trustees further noted that the Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

|  12

•	the Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2012.

13  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 78.8% of Net Assets
Non-Convertible Bonds — 69.7%
	ABS Car Loan — 0.1%
$7,211,250	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.371%, 8/20/2013, 144A(b)	$7,099,826
4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	4,414,457

		11,514,283

	Aerospace & Defense — 0.1%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	594,363
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,859,000
2,425,000	Ducommun, Inc., 9.750%, 7/15/2018, 144A	2,425,000

		14,878,363

	Airlines — 2.8%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	32,311,790
1,501,787	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	1,636,948
99,046	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	100,779
3,700,216	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	3,658,589
2,534,842	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	2,458,797
2,181,612	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,017,991
4,480,765	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	4,279,130
3,259,733	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	3,161,941
1,304,334	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,356,508
1,482,915	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,527,403
3,342,501	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,242,226
1,861,429	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,907,965
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,042,359
11,283,707	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,340,125
19,117,477	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	17,779,254
18,241,268	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	19,700,569
16,587,152	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	17,474,896

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$1,370,489	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	$1,380,768
7,170,443	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,991,182
23,512,410	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	23,159,724
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	2,909,750
2,090,283	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,058,928
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,573,536
29,995,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	32,034,240
18,657,001	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	18,109,977
10,295,790	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	11,119,454
19,140,000	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	18,326,550
43,228,000	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	42,363,440
52,073,000	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	49,990,080
22,168,000	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	21,613,800

		356,628,699

	Automotive — 1.5%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	234,525
3,800,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021, 144A	2,926,000
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	8,730,145
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,149,452
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	18,381,013
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	2,063,415
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,210,856
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	74,263,891
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,333,356
52,045,000	Ford Motor Co., 7.450%, 7/16/2031	58,752,560
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,359,553
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,504,185
6,263,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	6,779,698
3,100,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,255,000
5,300,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	5,644,500

		196,588,149

	Banking — 5.3%
1,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	1,557,579
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	22,763,172
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	15,842,916
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,455,178
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,387,190
265,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	236,421

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$8,020,000	Bank of America NA, 5.300%, 3/15/2017	$7,243,335
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	33,957,173
56,650,000,000	Barclays Financial LLC, 4.470%, 12/04/2011, 144A, (KRW)	48,125,595
19,965,000	Citigroup, Inc., 5.000%, 9/15/2014	19,580,853
4,000,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	2,868,632
985,000	Citigroup, Inc., 5.850%, 12/11/2034	951,004
24,610,000	Citigroup, Inc., 5.875%, 2/22/2033	20,585,527
8,999,000	Citigroup, Inc., 6.000%, 10/31/2033	7,885,113
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,126,184
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	3,465,256
54,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	56,103,300
9,905,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	11,140,401
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	363,504
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	27,785,319
3,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	2,016,534
119,806,078	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	115,421,175
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	7,544,700
229,157,783,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	24,287,075
260,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	27,830,944
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	24,802,139
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	23,415,578
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	2,704,365
100,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	89,993
2,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,014,561
2,600,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	2,198,885
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	25,198,777
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	3,411,077
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	5,411,942
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	714,182
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,197,388
13,400,000	Morgan Stanley, 5.500%, 7/24/2020	12,136,608
3,300,000	Morgan Stanley, 5.750%, 1/25/2021	3,036,221
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	76,438,431
6,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	6,191,269
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	7,837,290
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,052,059
5,050,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	7,414,295

		677,789,140

	Brokerage — 0.0%
880,000	Jefferies Group, Inc., 6.250%, 1/15/2036	798,275
3,285,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,653,515

		4,451,790

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — 1.0%
$3,255,000	Masco Corp., 4.800%, 6/15/2015	$3,148,083
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,106,134
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,106,460
6,345,000	Masco Corp., 6.500%, 8/15/2032	5,619,614
2,475,000	Masco Corp., 7.750%, 8/01/2029	2,427,826
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,425,885
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	37,279,598
46,412,000	USG Corp., 6.300%, 11/15/2016	33,996,790
14,155,000	USG Corp., 9.750%, 1/15/2018	11,377,081

		129,487,471

	Chemicals — 0.8%
36,355,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	45,870,485
15,675,000	Hercules, Inc., 6.500%, 6/30/2029	11,599,500
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	4,290,000
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,507,376
23,584,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	18,159,680
7,420,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	6,195,700
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	6,567,750

		98,190,491

	Collateralized Mortgage Obligations — 0.1%
5,183,110	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.542%, 4/25/2037(b)	3,641,243
4,676,021	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	4,057,038
3,193,954	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.723%, 4/25/2035(b)	2,668,405
6,675,095	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.600%, 7/25/2047(b)	3,697,742
5,586,764	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.739%, 4/25/2035(b)	5,164,528

		19,228,956

	Construction Machinery — 0.4%
16,000,000	Case New Holland, Inc., 7.750%, 9/01/2013	16,680,000
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,663,341
1,335,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,328,325
10,790,000	Terex Corp., 8.000%, 11/15/2017	9,549,150
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	29,089,800

		58,310,616

	Consumer Cyclical Services — 0.4%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	586,250
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,482,500
37,528,000	Western Union Co. (The), 6.200%, 11/17/2036	39,754,836
1,048,000	Western Union Co. (The), 6.200%, 6/21/2040	1,113,797

		45,937,383

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — 0.5%
$6,100,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	$5,734,000
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,478,560
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	3,982,500
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	571,019
13,850,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	18,590,271
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,294,930
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	25,305,162

		60,956,442

	Electric — 3.1%
7,992,852	AES Ironwood LLC, 8.857%, 11/30/2025	8,172,691
950,373	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	974,132
50,171,437	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	53,830,440
69,236,555	Bruce Mansfield Unit, 6.850%, 6/01/2034	74,083,114
3,028,992	CE Generation LLC, 7.416%, 12/15/2018	3,199,167
13,340,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	13,965,086
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	6,595,875
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	5,703,600
8,955,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	5,417,775
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	52,360,000
25,500,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	18,432,037
1,600,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	1,680,383
100,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	107,683
250,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	273,744
4,875,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	5,781,994
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	5,761,800
555,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	650,601
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(d)	11,424,600
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	23,211,600
16,670,000	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	13,336,000
655,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series A, 10.250%, 11/01/2015	245,625
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	30,916,050
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	38,659,300
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	2,469,750
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,871,225
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	11,788,695
4,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	3,880,200

		400,793,167

	Financial Other — 0.3%
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	18,284,901
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	27,125,640

		45,410,541

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — 0.3%
$2,085,000	ARAMARK Corp., 5.000%, 6/01/2012	$2,074,575
23,195,000	Corn Products International, Inc., 6.625%, 4/15/2037	28,023,666
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	991,537
4,370,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	4,363,369

		35,453,147

	Gaming — 0.0%
240,000	MGM Resorts International, 6.625%, 7/15/2015	203,400
680,000	MGM Resorts International, 6.875%, 4/01/2016	578,000
450,000	MGM Resorts International, 7.500%, 6/01/2016	390,375
475,000	MGM Resorts International, 7.625%, 1/15/2017	407,313

		1,579,088

	Government Owned — No Guarantee — 0.9%
26,435,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	30,829,819
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	17,745,000
70,300,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	7,482,671
499,300,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	53,758,535
8,935,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	4,087,762

		113,903,787

	Healthcare — 2.4%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	4,377,112
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,974,805
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,643,977
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	19,302,865
17,785,000	HCA, Inc., 5.750%, 3/15/2014	17,340,375
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,852,250
17,035,000	HCA, Inc., 6.375%, 1/15/2015	16,566,538
49,350,000	HCA, Inc., 6.500%, 2/15/2016	47,129,250
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,105,110
14,620,000	HCA, Inc., 7.050%, 12/01/2027	12,207,700
11,104,000	HCA, Inc., 7.190%, 11/15/2015	10,770,880
20,447,000	HCA, Inc., 7.500%, 12/15/2023	18,402,300
24,215,000	HCA, Inc., 7.500%, 11/06/2033	20,643,288
46,148,000	HCA, Inc., 7.690%, 6/15/2025	41,533,200
32,745,000	HCA, Inc., 8.360%, 4/15/2024	31,353,337
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,154,425
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,210,580
2,620,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	2,001,025
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,506,039
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	24,744,840
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	4,765,000

		310,584,896

	Home Construction — 0.7%
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	10,927,050
4,830,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	1,787,100
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	5,947,750

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$6,040,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	$3,095,500
2,490,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	1,394,400
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	2,201,500
1,685,000	KB Home, 5.750%, 2/01/2014	1,465,950
8,340,000	KB Home, 5.875%, 1/15/2015	6,755,400
5,805,000	KB Home, 6.250%, 6/15/2015	4,644,000
11,315,000	KB Home, 7.250%, 6/15/2018	8,882,275
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,389,225
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	31,664,200
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	9,167,050

		91,321,400

	Independent Energy — 0.3%
7,570,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	7,910,650
6,495,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	6,543,713
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	5,131,619
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	13,203,575
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,449,020

		35,238,577

	Industrial Other — 0.1%
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	10,844,550

	Life Insurance — 0.7%
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,161,594
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	19,442,488
4,815,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	4,610,724
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,670,007
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	15,444,480
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	14,120,161
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	12,025,000
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	9,116,418
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,379,743
6,700,000	Unum Group, 7.125%, 9/30/2016	7,720,283

		91,690,898

	Local Authorities — 1.9%
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,207,610
79,755,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	77,910,578
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	10,267,060
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	67,428,885
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	62,254,328
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	26,894,305

		247,962,766

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Lodging — 0.0%
$2,850,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	$2,910,531

	Media Cable — 0.2%
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	25,627,624

	Media Non-Cable — 0.4%
3,785,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	3,368,650
64,250,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	47,705,625

		51,074,275

	Metals & Mining — 0.4%
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,901,051
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,309,495
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,481,308
17,905,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	13,876,375
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,370,000
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,219,830
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	14,791,500

		49,949,559

	Non-Captive Consumer — 4.5%
69,019,000	Residential Capital LLC, 9.625%, 5/15/2015	53,489,725
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	939,780
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,214,118
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	20,234,414
2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,132,346
44,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	43,538,536
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	38,952,948
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	12,712,305
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	24,313,030
35,405,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	28,192,824
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	98,878,370
26,150,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	31,040,285
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	7,387,600
6,900,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	6,348,000
10,700,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	10,004,500
14,232,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	10,389,360
14,430,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	12,337,650
600,000	Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	589,500
2,900,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	2,664,375
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	570,000
241,395,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	173,804,400

		580,734,066

	Non-Captive Diversified — 8.0%
22,211,000	Ally Financial, Inc., 6.750%, 12/01/2014	21,239,269
2,947,000	Ally Financial, Inc., 6.875%, 8/28/2012	3,002,256
17,038,000	Ally Financial, Inc., 7.500%, 12/31/2013	17,293,570
35,400,000	Ally Financial, Inc., 7.500%, 9/15/2020	32,037,000
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	29,767,010

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$25,955,000	Ally Financial, Inc., 8.000%, 11/01/2031	$22,775,512
49,800,000	Ally Financial, Inc., 8.300%, 2/12/2015	49,239,750
4,777,293	CIT Group, Inc., 7.000%, 5/01/2014	4,872,838
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	26,941,030
61,650,794	CIT Group, Inc., 7.000%, 5/01/2016	59,801,270
70,757,457	CIT Group, Inc., 7.000%, 5/01/2017	68,634,733
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	4,939,459
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	64,061,929
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	50,394,635
115,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	88,479,570
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	48,392,937
15,305,000	General Electric Capital Corp., Series A, MTN, 0.549%, 5/13/2024(b)	12,477,830
245,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	197,975,068
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	347,400
9,289,000	International Lease Finance Corp., 6.375%, 3/25/2013	9,033,553
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	20,687,287
16,430,000	International Lease Finance Corp., 8.250%, 12/15/2020	16,101,400
24,750,000	International Lease Finance Corp., 8.625%, 9/15/2015	24,564,375
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,515,200
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,362,343
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	33,390,720
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,882,075
23,175,000	iStar Financial, Inc., 5.850%, 3/15/2017	17,844,750
20,478,000	iStar Financial, Inc., 5.875%, 3/15/2016	16,177,620
8,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	6,557,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	31,968,300
2,920,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	2,336,000
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	38,699,175

		1,027,792,864

	Oil Field Services — 0.9%
7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	6,874,700
77,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	98,120,888
3,095,000	Parker Drilling Co., 9.125%, 4/01/2018	3,125,950
7,275,000	Rowan Cos., Inc., 7.875%, 8/01/2019	8,589,811

		116,711,349

	Packaging — 0.3%
2,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	3,101,856
33,261,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	34,092,525

		37,194,381

	Paper — 1.2%
14,715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	16,385,535
12,410,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	13,846,743
120,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	137,548

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$47,875,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	$55,362,650
11,003,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	13,732,866
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	16,385,501
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	28,580,754
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,039,147
5,490,000	Weyerhaeuser Co., 7.375%, 3/15/2032	5,475,292

		152,946,036

	Pipelines — 2.0%
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	871,552
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,720,530
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,368,971
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	15,293,883
5,100,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	6,498,389
21,200,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	23,809,890
43,468,428	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	46,986,763
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	86,165,483
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	50,586,141
10,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	12,122,055
4,168,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	3,667,840

		261,091,497

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	15,572,155
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,839,138
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	12,274,035
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	2,736,000
2,275,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	2,111,964
11,200,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	11,243,400
4,445,000	XL Group PLC, 6.250%, 5/15/2027	4,556,258
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,504,666

		53,837,616

	Property Trust — 0.4%
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	51,130,396

	Railroads — 0.0%
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	830,160

	REITs — Apartments — 0.3%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	2,161,305
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	30,568,272

		32,729,577

	REITs — Diversified — 0.0%
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	4,221,695

	REITs — Office Property — 0.4%
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	49,894,712

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Warehouse/Industrials — 0.1%
$4,180,000	ProLogis LP, 5.625%, 11/15/2015	$4,315,223
3,915,000	ProLogis LP, 5.625%, 11/15/2016	3,971,423
4,635,000	ProLogis LP, 5.750%, 4/01/2016	4,736,233
1,662,000	ProLogis LP, 6.625%, 5/15/2018	1,723,463
1,100,000	ProLogis LP, 6.875%, 3/15/2020	1,147,601
2,080,000	ProLogis LP, 7.375%, 10/30/2019	2,249,934

		18,143,877

	Retailers — 1.1%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,582,840
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	2,959,250
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,187,000
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,425,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	418,625
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	10,424,050
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,592,875
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	31,133,760
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	641,350
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,347,400
15,907,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	17,452,938
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,367,995
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,654,069
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,819,429
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	27,773,750
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,250,563

		142,030,894

	Sovereigns — 3.1%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	14,698,263
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,410,793
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	29,336,007
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	149,146,994
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	31,663,343
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	29,128,467
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	67,391,038
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	17,792,800
3,639,662,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	18,969,428
3,481,377,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	19,010,303
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	17,360,972

		395,908,408

	Supermarkets — 0.8%
8,336,000	American Stores Co., 7.900%, 5/01/2017	7,710,800
73,686,000	New Albertson’s, Inc., 7.450%, 8/01/2029	55,264,500
20,250,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,605,000
9,430,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,449,700
2,795,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,382,737
13,707,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,526,365

		98,939,102

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Supranational — 2.0%
108,310,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	$58,829,280
20,250,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	10,913,083
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,024,212
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	45,133,191
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	18,785,523
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	61,797,841
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	23,982,621
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	20,168,851
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,471,988

		255,106,590

	Technology — 1.6%
1,370,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,342,600
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	48,797,853
550,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	692,651
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,103,525
60,755,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	50,426,650
5,480,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,548,400
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,703,948
10,600,000	Avnet, Inc., 5.875%, 3/15/2014	11,347,088
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	38,518,631
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	12,616,048
6,150,000	Corning, Inc., 6.850%, 3/01/2029	7,543,202
6,960,000	Eastman Kodak Co., 7.250%, 11/15/2013	1,740,000
95,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	96,425
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	6,400,075
475,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	529,796
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	3,047,066
9,260,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	9,537,800
255,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	306,540
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	2,003,259

		203,301,557

	Tobacco — 0.2%
12,780,000	Reynolds American, Inc., 6.750%, 6/15/2017	14,729,998
6,175,000	Reynolds American, Inc., 7.250%, 6/15/2037	6,933,222

		21,663,220

	Transportation Services — 0.4%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	6,721,920
10,760,161	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	9,899,348
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(k)	5,215,696

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Transportation Services — continued
$7,006,575	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	$6,516,115
97,637	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 4/02/2014	89,826
8,204,741	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	6,727,887
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)	3,416,080
4,009,281	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	3,688,539
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,625,050

		46,900,461

	Treasuries — 12.3%
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	309,237,854
80,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	79,854,687
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	186,174,628
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	28,209,008
4,175,632	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	1,656,443
2,520,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	1,053,702
1,350,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	742,727
69,280,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	29,246,911
47,935,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	33,949,657
118,375,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	133,950,725
52,325,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	57,701,995
7,325,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	8,180,477
111,500,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	123,688,385
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	19,184,763
151,035,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	121,369,580
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	87,250,560
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	42,011,023
1,520,540,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	279,486,810
27,700,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	21,461,332
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	5,038,518
13,200,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	10,433,972

		1,579,883,757

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	3,238,884

	Wireless — 1.1%
42,310,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	39,665,625
30,755,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	29,140,362
3,628,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,528,230
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	23,203,148
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	25,156,720
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,438,375

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	$9,725,740
10,170,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	10,780,200

		146,638,400

	Wirelines — 3.9%
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	4,746,000
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,704,412
21,480,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	21,748,936
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	3,217,096
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	67,012,869
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	6,415,904
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,667,071
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	264,250
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	153,063
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,001,107
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	33,160,640
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,923,976
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,483,655
50,080,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	46,136,200
8,399,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	8,294,013
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	2,376,150
500,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	396,901
10,750,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	9,361,502
26,800,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	26,749,445
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	15,681,600
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	36,727,900
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,899,205
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	30,127,350
31,060,000	Qwest Corp., 6.875%, 9/15/2033	29,351,700
3,075,000	Qwest Corp., 7.200%, 11/10/2026	2,921,250
3,999,000	Qwest Corp., 7.250%, 9/15/2025	3,859,035
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,256,723
5,470,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	5,516,057
25,655,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	20,987,971
20,965,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	17,935,578
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	32,872,440
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	19,241,832
9,835,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	9,995,910
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	4,182,995
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,810,553

		497,181,289

	Total Non-Convertible Bonds (Identified Cost $8,799,240,755)	8,966,357,377

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 7.6%
	Airlines — 0.1%
$21,960,000	AMR Corp., 6.250%, 10/15/2014	$12,983,850
1,255,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,104,400

		14,088,250

	Automotive — 1.4%
2,305,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	1,570,281
125,580,000	Ford Motor Co., 4.250%, 11/15/2016	163,097,025
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	8,396,550

		173,063,856

	Diversified Manufacturing — 0.3%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	27,513,000
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	15,033,391

		42,546,391

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,623,500

	Healthcare — 0.5%
19,215,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(f)	17,990,044
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	12,125,050
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	192,137
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,409,750
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	4,920,919
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	22,928,781

		60,566,681

	Independent Energy — 0.2%
20,440,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	17,348,450
7,230,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	6,886,575

		24,235,025

	Life Insurance — 0.5%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	65,896,931

	Media Non-Cable — 0.0%
7,641,444	Liberty Media LLC, 3.500%, 1/15/2031	4,126,380

	Metals & Mining — 0.1%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,028,750
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	11,748,975

		12,777,725

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 0.746%, 10/01/2012(b)	38,530,625

	Pharmaceuticals — 0.3%
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	43,138,800

	REITs — Warehouse/Industrials — 0.2%
19,445,000	ProLogis LP, 3.250%, 3/15/2015	19,226,244

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — 2.8%
$220,000	Ciena Corp., 0.250%, 5/01/2013	$209,825
49,215,000	Ciena Corp., 0.875%, 6/15/2017	35,926,950
5,535,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,905,394
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	5,824,406
11,463,000	Intel Corp., 2.950%, 12/15/2035	11,620,617
220,000,000	Intel Corp., 3.250%, 8/01/2039	258,775,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	9,024,556
50,625,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	38,728,125

		365,014,873

	Textile — 0.0%
68,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	67,320

	Wirelines — 0.9%
3,440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	3,392,700
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	8,520,000
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	64,619,625
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	39,309,525

		115,841,850

	Total Convertible Bonds (Identified Cost $915,116,845)	981,744,451

Municipals – 1.5%
	California — 0.4%
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	3,097,601
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,313,428
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,179,554
14,415,000	State of California, 4.500%, 10/01/2029	14,136,070
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	4,101,214
4,075,000	State of California, 4.500%, 8/01/2030	3,988,651
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,287,112
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	11,819,155

		45,922,785

	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,345,880

	Illinois — 0.3%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,650,618
47,285,000	State of Illinois, 5.100%, 6/01/2033	42,741,384

		44,392,002

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Michigan — 0.1%
$12,500,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	$9,449,250

	Virginia — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	84,981,266

	Total Municipals (Identified Cost $226,144,359)	189,091,183

	Total Bonds and Notes (Identified Cost $9,940,501,959)	10,137,193,011

Senior Loans — 0.3%
	Electric — 0.0%
4,788,467	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.726%, 10/10/2014(g)	3,366,914

	Media Non-Cable — 0.1%
2,871,863	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(b)	1,911,598
25,306,057	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	11,046,094

		12,957,692

	Wireless — 0.1%
8,511,351	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(b)(h)	8,476,795

	Wirelines — 0.1%
1,190,000	FairPoint Communications, Inc., New Term Loan B, 1/22/2016(i)	934,150
24,025,097	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	18,859,701

		19,793,851

	Total Senior Loans (Identified Cost $72,776,348)	44,595,252

Shares
Common Stocks — 14.3%
	Biotechnology — 0.3%
867,059	Vertex Pharmaceuticals, Inc.(d)	38,618,808

	Chemicals — 1.1%
2,000,000	PPG Industries, Inc.	141,320,000

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(d)	6,965,119
1,675	Rock-Tenn Co., Class A	81,539

		7,046,658

	Diversified Telecommunication Services — 3.2%
183,181	FairPoint Communications, Inc.(d)	787,678
283,397	Hawaiian Telcom Holdco, Inc.(d)	3,950,554
3,871,339	Telecom Italia SpA, Sponsored ADR	37,551,989

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	Diversified Telecommunication Services — continued
200,000	Telecom Italia SpA, Sponsored ADR	$2,162,000
19,550,590	Telefonica S.A., Sponsored ADR	373,807,281

		418,259,502

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	5,647,175

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	510,999

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	55,928,218

	Household Durables — 0.1%
477,725	KB Home	2,799,469
549,450	Lennar Corp., Class A	7,439,553

		10,239,022

	Media — 0.0%
4,701	Dex One Corp.(d)	2,632
56,625	SuperMedia, Inc.(d)	87,769

		90,401

	Oil, Gas & Consumable Fuels — 2.3%
846,398	Chesapeake Energy Corp.	21,625,469
5,119,117	Repsol YPF S.A., Sponsored ADR	134,428,012
2,134,173	Royal Dutch Shell PLC, ADR	131,294,323
141,249	Spectra Energy Corp.	3,464,838

		290,812,642

	Pharmaceuticals — 2.9%
8,514,190	Bristol-Myers Squibb Co.	267,175,282
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	85,160
2,691,177	Valeant Pharmaceuticals International, Inc.	99,896,490

		367,156,932

	REITs — Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	6,434,796
889,730	Associated Estates Realty Corp.	13,755,226
460,000	Equity Residential	23,860,200

		44,050,222

	REITs — Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	13,545,027

	REITs — Shopping Centers — 0.0%
201,557	DDR Corp.	2,196,971

	Semiconductors & Semiconductor Equipment — 2.2%
13,359,360	Intel Corp.	284,955,149

	Software — 1.3%
6,568,091	Microsoft Corp.	163,479,785

	Total Common Stocks (Identified Cost $1,743,228,860)	1,843,857,511

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

Preferred Stocks — 2.8%
Convertible Preferred Stocks — 2.1%
	Automotive — 0.9%
2,776,055	General Motors Co., Series B, 4.750%	$97,384,009
642,890	Goodyear Tire & Rubber Co. (The), 5.875%	25,040,566

		122,424,575

	Banking — 0.3%
19,062	Bank of America Corp., Series L, 7.250%	14,601,301
203,658	Sovereign Capital Trust IV, 4.375%	9,826,499
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	8,815,101

		33,242,901

	Construction Machinery — 0.1%
229,491	United Rentals Trust I, 6.500%	9,179,640

	Consumer Products — 0.1%
192,518	Newell Financial Trust I, 5.250%	8,085,756

	Electric — 0.2%
380,577	AES Trust III, 6.750%	18,541,711
107,725	CMS Energy Trust I, 7.750%(c)(j)	4,847,625

		23,389,336

	Home Construction — 0.0%
355,000	Hovnanian Enterprises, Inc., 7.250%	2,623,450

	Independent Energy — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,837,860
99,800	SandRidge Energy, Inc., 8.500%	9,980,000

		14,817,860

	Pipelines — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	10,835,522

	REITs — Healthcare — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	5,403,210

	Technology — 0.3%
39,920	Lucent Technologies Capital Trust I, 7.750%	32,934,000

	Total Convertible Preferred Stocks (Identified Cost $306,487,808)	262,936,250

Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.2%
35,000	Bank of America Corp., 6.375%	641,550
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	22,390,398
389,800	Countrywide Capital IV, 6.750%	7,480,262

		30,512,210

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	33,737

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	Government Sponsored — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	$27,202,500

	Home Construction — 0.0%
203,246	Hovnanian Enterprises, Inc., 7.625%(d)	406,492

	Non-Captive Consumer — 0.0%
101,175	SLM Corp., Series A, 6.970%	4,258,456

	Non-Captive Diversified — 0.2%
36,916	Ally Financial, Inc., Series G, 7.000%, 144A	22,149,600

	REITs — Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,618,942

	REITs — Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	6,512,562

	Total Non-Convertible Preferred Stocks (Identified Cost $75,616,434)	92,694,499

	Total Preferred Stocks (Identified Cost $382,104,242)	355,630,749

Closed End Investment Companies — 0.1%
681,131	Highland Credit Strategies Fund	4,223,012
104,115	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,006,792
1,491,769	Western Asset High Income Opportunity Fund, Inc.	8,622,425

	Total Closed End Investment Companies (Identified Cost $20,700,094)	13,852,229

Principal Amount (‡)
Short-Term Investments — 1.4%
$42,904	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $42,904 on 10/03/2011 collateralized by $45,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $46,032 including accrued interest (Note 2 of Notes to Financial Statements)	42,904
177,649,655	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $177,649,655 on 10/03/2011 collateralized by $20,075,000 Federal Home Loan Bank, 3.625% due 5/29/2013 valued at $21,379,875; $68,165,000 Federal Home Loan Bank, 1.500% due 1/16/2013 valued at $69,357,888; $20,015,000 Federal Home Loan Mortgage Corp., 0.500% due 2/08/2013 valued at $20,040,019; $54,830,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $54,830,000; $15,330,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $15,598,275 including accrued interest (Note 2 of Notes to Financial Statements)	177,649,655

	Total Short-Term Investments (Identified Cost $177,692,559)	177,692,559

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

	Description	Value (†)

	Total Investments — 97.7% (Identified Cost $12,337,004,062)(a)	$12,572,821,311
	Other assets less liabilities — 2.3%	296,620,890

	Net Assets — 100.0%	$12,869,442,201

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2011, the net unrealized appreciation on investments based on a cost of $12,414,975,167 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,004,795,195
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(846,949,051)

	Net unrealized appreciation	$157,846,144

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $299,085,525 or 2.3% of net assets.
(d)	Non-income producing security.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2011.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Position is unsettled. Contract rate was not determined at September 30, 2011 and does not take effect until settlement date.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of this security amounted to $4,847,625 representing less than 0.1% of net assets.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,365,499,024 or 10.6% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	12.3%
Non-Captive Diversified	8.5
Banking	5.8
Wirelines	4.9
Technology	4.7
Non-Captive Consumer	4.5
Automotive	3.8
Electric	3.3
Diversified Telecommunication Services	3.2
Pharmaceuticals	3.2
Sovereigns	3.1
Healthcare	2.9
Airlines	2.9
Oil, Gas & Consumable Fuels	2.3
Semiconductors & Semiconductor Equipment	2.2
Pipelines	2.1
Supranational	2.0
Other Investments, less than 2% each	24.6
Short-Term Investments	1.4

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Strategic Income Fund – (continued)

Currency Exposure at September 30, 2011 (Unaudited)

United States Dollar	70.2%
Canadian Dollar	5.8
New Zealand Dollar	4.3
Euro	4.0
Norwegian Krone	3.2
Australian Dollar	2.5
Other, less than 2% each	7.7

Total Investments	97.7
Other assets less liabilities	2.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Statement of Assets & Liabilities

September 30, 2011

ASSETS
Investments at cost	$12,337,004,062
Net unrealized appreciation	235,817,249

Investments at value	12,572,821,311
Cash	11,305,744
Due from custodian (Note 2)	2,968,650
Foreign currency at value (identified cost $17,894,773)	16,244,173
Receivable for Fund shares sold	23,213,038
Receivable for securities sold	95,443,078
Dividends and interest receivable	184,470,296
Tax reclaims receivable	335,723

TOTAL ASSETS	12,906,802,013

LIABILITIES
Payable for securities purchased	3,009,631
Payable for Fund shares redeemed	22,401,612
Foreign taxes payable (Note 2)	282,871
Due to broker (Note 2)	2,968,650
Management fees payable (Note 5)	6,136,225
Deferred Trustees’ fees (Note 5)	716,375
Administrative fees payable (Note 5)	510,476
Other accounts payable and accrued expenses	1,333,972

TOTAL LIABILITIES	37,359,812

NET ASSETS	$12,869,442,201

NET ASSETS CONSIST OF:
Paid-in capital	$13,065,049,670
Undistributed net investment income	62,197,900
Accumulated net realized loss on investments and foreign currency transactions	(486,480,194)
Net unrealized appreciation on investments and foreign currency translations	228,674,825

NET ASSETS	$12,869,442,201

See accompanying notes to financial statements.

37  |

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$5,262,765,275

Shares of beneficial interest	370,273,556

Net asset value and redemption price per share	$14.21

Offering price per share (100/95.50 of net asset value) (Note 1)	$14.88

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$107,399,593

Shares of beneficial interest	7,507,876

Net asset value and offering price per share	$14.30

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,666,077,230

Shares of beneficial interest	326,476,737

Net asset value and offering price per share	$14.29

Class Y shares:
Net assets	$2,807,776,592

Shares of beneficial interest	197,688,014

Net asset value, offering and redemption price per share	$14.20

Admin Class shares:
Net assets	$25,423,511

Shares of beneficial interest	1,792,634

Net asset value, offering and redemption price per share	$14.18

See accompanying notes to financial statements.

|  38

Statement of Operations

For the Year Ended September 30, 2011

INVESTMENT INCOME
Interest	$771,113,640
Dividends	53,873,331
Less net foreign taxes withheld	(565,931)

824,421,040

Expenses
Management fees (Note 5)	76,046,459
Service and distribution fees (Note 5)	66,240,149
Administrative fees (Note 5)	6,330,110
Trustees’ fees and expenses (Note 5)	283,010
Transfer agent fees and expenses (Note 5)	10,060,254
Audit and tax services fees	58,158
Custodian fees and expenses	684,062
Legal fees	219,214
Registration fees	463,068
Shareholder reporting expenses	893,686
Miscellaneous expenses	389,554

Total expenses	161,667,724

Net investment income	662,753,316

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	360,894,856
Foreign currency transactions	4,223,227
Net change in unrealized appreciation (depreciation) on:
Investments	(748,007,748)
Foreign currency translations	(8,507,147)

Net realized and unrealized loss on investments and foreign currency transactions	(391,396,812)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$271,356,504

See accompanying notes to financial statements.

39  |

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$662,753,316	$708,256,908
Net realized gain (loss) on investments and foreign currency transactions	365,118,083	(74,940,768)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(756,514,895)	1,297,093,620

Net increase in net assets resulting from operations	271,356,504	1,930,409,760

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(312,937,228)	(325,626,381)
Class B	(5,960,721)	(7,060,015)
Class C	(237,583,471)	(249,098,299)
Class Y	(155,221,506)	(134,204,230)
Admin Class	(816,337)	(41,765)

Total distributions	(712,519,263)	(716,030,690)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(256,613,434)	(292,510,626)

Net increase (decrease) in net assets	(697,776,193)	921,868,444
NET ASSETS
Beginning of the year	13,567,218,394	12,645,349,950

End of the year	$12,869,442,201	$13,567,218,394

UNDISTRIBUTED NET INVESTMENT INCOME	$62,197,900	$4,843,087

See accompanying notes to financial statements.

|  40

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
STRATEGIC INCOME FUND
Class A
9/30/2011	$14.69	$0.77	$(0.42)	$0.35	$(0.83)	$—	$(0.83)
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)
Class B
9/30/2011	14.78	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)
Class C
9/30/2011	14.77	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)
Class Y
9/30/2011	14.68	0.81	(0.43)	0.38	(0.86)	—	(0.86)
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)
Admin Class
9/30/2011	14.66	0.73	(0.42)	0.31	(0.79)	—	(0.79)
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

41  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$14.21	2.20	$5,262,765	0.95	0.95	5.10	25
—	14.69	16.20	5,758,070	0.96	0.96	5.67	27
—	13.39	20.56	5,544,029	0.99	0.99	7.74	39
0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
0.00	15.18	9.90	5,749,315	1.00	1.00	5.39	22

—	14.30	1.48	107,400	1.70	1.70	4.35	25
—	14.78	15.39	137,268	1.71	1.71	4.92	27
—	13.46	19.62	148,887	1.74	1.74	7.02	39
0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
0.00	15.25	9.08	233,418	1.76	1.76	4.61	22

—	14.29	1.42	4,666,077	1.70	1.70	4.35	25
—	14.77	15.40	5,146,164	1.71	1.71	4.92	27
—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
0.00	15.24	9.08	3,843,823	1.75	1.75	4.63	22

—	14.20	2.46	2,807,777	0.70	0.70	5.35	25
—	14.68	16.50	2,521,337	0.71	0.71	5.92	27
—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
0.00	15.17	10.22	638,868	0.74	0.74	5.67	22

—	14.18	1.98	25,424	1.21	1.21	4.87	25
—	14.66	9.61	4,379	1.24	1.24	5.52	27

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

|  42

Notes to Financial Statements

September 30, 2011

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial

43  |

Notes to Financial Statements (continued)

September 30, 2011

statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or

|  44

Notes to Financial Statements (continued)

September 30, 2011

other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

45  |

Notes to Financial Statements (continued)

September 30, 2011

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, deferred compensation, return of capital dividend received, premium amortization, defaulted bond adjustments, paydown gains and losses, trust preferred securities and return of capital and capital gains distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, securities lending collateral gain/loss adjustment, REIT basis adjustments, trust preferred securities, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  46

Notes to Financial Statements (continued)

September 30, 2011

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

2011 Distributions Paid From:			2010 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$712,519,263	$—	$712,519,263	$716,030,690	$—	$716,030,690

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$101,229,944
Undistributed long-term capital gains	—

Total undistributed earnings	101,229,944

Capital loss carryforward:
Expires September 30, 2018	(440,508,454)

Unrealized appreciation	150,703,719

Total accumulated losses	$(188,574,791)

Capital loss carryforward utilized in the current year	$135,104,873

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

f.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to

47  |

Notes to Financial Statements (continued)

September 30, 2011

certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,968,650 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

For the year ended September 30, 2011, the Fund did not loan securities under this agreement.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

|  48

Notes to Financial Statements (continued)

September 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$41,454,883	$4,482,500	$45,937,383
Non-Captive Consumer	2,214,118	578,519,948	—	580,734,066
Technology	—	201,561,557	1,740,000	203,301,557
Treasuries	—	1,579,141,030	742,727	1,579,883,757
All Other Non-Convertible Bonds(a)	—	6,556,500,614	—	6,556,500,614

Total Non-Convertible Bonds	2,214,118	8,957,178,032	6,965,227	8,966,357,377

Convertible Bonds(a)	—	981,744,451	—	981,744,451
Municipals(a)	—	189,091,183	—	189,091,183

Total Bonds and Notes	2,214,118	10,128,013,666	6,965,227	10,137,193,011

Senior Loans(a)	—	44,595,252	—	44,595,252
Common Stocks(a)	1,843,857,511	—	—	1,843,857,511
Preferred Stocks
Convertible Preferred Stocks
Automotive	122,424,575	—	—	122,424,575
Banking	23,416,402	9,826,499	—	33,242,901
Construction Machinery	9,179,640	—	—	9,179,640
Consumer Products	—	8,085,756	—	8,085,756
Electric	18,541,711	—	4,847,625	23,389,336
Home Construction	2,623,450	—	—	2,623,450
Independent Energy	4,837,860	—	9,980,000	14,817,860
Pipelines	10,835,522	—	—	10,835,522
REITs - Healthcare	5,403,210	—	—	5,403,210
Technology	32,934,000	—	—	32,934,000

Total Convertible Preferred Stocks	230,196,370	17,912,255	14,827,625	262,936,250

49  |

Notes to Financial Statements (continued)

September 30, 2011

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Non-Convertible Preferred Stocks
Banking	$30,512,210	$—	$—	$30,512,210
Electric	—	33,737	—	33,737
Government Sponsored	—	27,202,500	—	27,202,500
Home Construction	406,492	—	—	406,492
Non-Captive Consumer	4,258,456	—	—	4,258,456
Non-Captive Diversified	—	—	22,149,600	22,149,600
REITs - Office Property	—	1,618,942	—	1,618,942
REITs - Warehouse/Industrials	6,512,562	—	—	6,512,562

Total Non-Convertible Preferred Stocks	41,689,720	28,855,179	22,149,600	92,694,499

Total Preferred Stocks	271,886,090	46,767,434	36,977,225	355,630,749

Closed End Investment Companies	13,852,229	—	—	13,852,229
Short-Term Investments	—	177,692,559	—	177,692,559

Total	$2,131,809,948	$10,397,068,911	$43,942,452	$12,572,821,311

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Preferred stocks valued at $58,059,149 were transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, these securities were valued at original purchase price ($21,195,000) or on the basis of evaluated bids furnished to the Fund by a pricing service ($36,864,149); at September 30, 2011, these securities were valued at a market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  50

Notes to Financial Statements (continued)

September 30, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$34,976,018	$—	$—	$—	$—
Consumer Cyclical Services	—	31,569	—	270,931	—
Technology	—	176,506	—	(4,711,093)	2,780,187
Treasuries	—	48,869	—	(581,249)	1,275,107
Preferred Stocks
Convertible Preferred Stocks
Electric	3,770,375	—	—	1,077,250	—
Independent Energy	—	—	—	(434,350)	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(11,080,570)	—

Total	$38,746,393	$256,944	$—	$(15,459,081)	$4,055,294

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$(34,976,018)	$—	$—
Consumer Cyclical Services	—	4,180,000	—	4,482,500	270,931
Technology	—	3,494,400	—	1,740,000	(4,711,093)
Treasuries	—	—	—	742,727	(581,249)
Preferred Stocks
Convertible Preferred Stocks
Electric	—	—	—	4,847,625	1,077,250
Independent Energy	—	10,414,350	—	9,980,000	(434,350)
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	33,230,170	—	22,149,600	(11,080,570)

Total	$—	$51,318,920	$(34,976,018)	$43,942,452	$(15,459,081)

A debt security valued at $34,976,018 was transferred from Level 3 to Level 2 during the period ended September 30, 2011. At September 30, 2010, this security was valued using

51  |

Notes to Financial Statements (continued)

September 30, 2011

broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service.

Debt securities ($7,674,400) and preferred stocks ($43,644,520) valued at $51,318,920 were transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,018,224,709 and $3,639,567,709, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $318,107,642 and $323,675,698, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Over $15 billion
0.65%	0.60%	0.55%	0.54%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2012 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class
1.25%	2.00%	2.00%	1.00%	1.50%

|  52

Notes to Financial Statements (continued)

September 30, 2011

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees for the Fund were $76,046,459 (effective rate of 0.56% of average daily net assets).

No expenses were recovered during the year ended September 30, 2011 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

53  |

Notes to Financial Statements (continued)

September 30, 2011

Under the Admin Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2011, the Fund paid the following service and distribution fees:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$14,296,958	$318,472	$12,648,196	$38,260	$955,415	$37,944,588	$38,260

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, the Fund paid $6,330,110 in administrative fees to Natixis Advisors.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the

|  54

Notes to Financial Statements (continued)

September 30, 2011

intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Fund paid $8,277,371 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2011 amounted to $5,010,618.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The

55  |

Notes to Financial Statements (continued)

September 30, 2011

portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees on the Statement of Assets and Liabilities.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, the Fund had no borrowings under these agreements.

7.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

8.  Concentration of Ownership.  From time to time, the Fund may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Fund. As of September 30, 2011, one shareholder account comprised more than 5% of the Fund’s total outstanding shares, representing 30.82% of the Fund’s net assets, based on accounts that represent more than 5% of an individual class of shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record.

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	100,728,799	$1,519,559,694	102,095,738	$1,433,327,434
Issued in connection with the reinvestment of distributions	16,985,705	254,980,186	19,067,875	267,178,534
Redeemed	(139,402,301)	(2,096,241,991)	(143,344,700)	(2,011,259,494)

Net change	(21,687,797)	$(321,702,111)	(22,181,087)	$(310,753,526)

|  56

Notes to Financial Statements (continued)

September 30, 2011

9.  Capital Shares (continued)

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class B
Issued from the sale of shares	192,090	$2,919,791	186,206	$2,622,085
Issued in connection with the reinvestment of distributions	201,211	3,037,937	248,193	3,496,666
Redeemed	(2,173,334)	(32,992,197)	(2,205,963)	(31,123,182)

Net change	(1,780,033)	$(27,034,469)	(1,771,564)	$(25,004,431)

Class C
Issued from the sale of shares	43,771,397	$662,887,999	56,633,554	$798,369,591
Issued in connection with the reinvestment of distributions	7,721,378	116,516,115	8,306,362	117,036,115
Redeemed	(73,499,317)	(1,110,786,820)	(80,289,909)	(1,131,902,366)

Net change	(22,006,542)	$(331,382,706)	(15,349,993)	$(216,496,660)

Class Y
Issued from the sale of shares	98,118,850	$1,481,121,222	71,382,373	$1,004,096,644
Issued in connection with the reinvestment of distributions	4,346,254	65,258,226	3,481,005	48,849,457
Redeemed	(76,525,358)	(1,145,382,580)	(56,938,380)	(797,459,413)

Net change	25,939,746	$400,996,868	17,924,998	$255,486,688

Admin Class
Issued from the sale of shares	1,568,042	$23,628,559	309,466	$4,414,761
Issued in connection with the reinvestment of distributions	41,605	625,462	2,485	35,684
Redeemed	(115,648)	(1,745,037)	(13,316)	(193,142)

Net change	1,493,999	$22,508,984	298,635	$4,257,303

Increase (decrease) from capital share transactions	(18,040,627)	$(256,613,434)	(21,079,011)	$(292,510,626)

*	From commencement of operations on February 1, 2010 through September 30, 2010 for Admin Class shares.

57  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  58

2011 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2011, 3.97% of dividends distributed by Strategic Income Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended September 30, 2011, the Strategic Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

59  |

LS Strategic Income

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 2003 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trust; mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Chief Executive Officer Since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[1,3] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[4] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*

Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees

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Trustee and Officer Information

who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST continued

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trust and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Loomis Sayles Funds II	$408,090	$378,470	$5,955	$13,432	$104,056	$97,230	$27,842	$30,422

1.	Audit-related fees consist of:

2010 & 2011– performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2010 - review of Registrant’s tax returns, consulting services with respect to complex security types, and consulting services related to new Massachusetts filing requirements.

2011 - review of Registrant’s tax returns, consulting services with respect to complex security types, and consulting services related to Form 1099 penalties.

3.	All other fees consist of:

2010 & 2011 - filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $137,853 and $141,084, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/09-9/30/10	10/1/10-9/30/11
Control Affiliates	$174,242	$56,589

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 22, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 22, 2011